                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         FIRST CHICAGO NBD CORPORATION
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                 [LETTERHEAD OF FIRST CHICAGO NBD CORPORATION]

                                                              April 5, 1996

To Our Stockholders:

  We are pleased to invite you to attend the Annual Meeting of Stockholders of First Chicago NBD Corporation, which will be held at 9:30 a.m., Chicago time, Friday, May 10, 1996, at the First Chicago Center located in the Plaza area adjacent to The First National Bank of Chicago. Please use the Dearborn Street entrance to the Bank Building.

  Matters scheduled for consideration at this Meeting are the election of six Class I directors, approval of the Corporation's Director Stock Plan, approval of the Corporation's Stock Performance Plan including the performance goals for such plan, approval of the Corporation's Employee Stock Purchase and Savings Plan, approval of the Corporation's Senior Management Annual Incentive Plan including the performance goals for such plan, and ratification of the appointment of Arthur Andersen LLP as independent auditors for the Corporation for 1996. The Meeting will also provide an opportunity to review with you the business and affairs of the Corporation and its subsidiaries during 1995 and give you a chance to meet your directors.

  Whether you plan to attend or not, please date, sign and return the proxy card in the accompanying envelope. Your vote is important no matter how many shares you own. If you do attend the Meeting and desire to vote in person, you may do so even though you have previously sent in a proxy.

  The First Chicago Center offers special access for people in wheelchairs and headsets for the hearing-impaired. Stockholders who wish to arrange for either of these services are invited to call (312) 732-3150 by Wednesday, May 8, 1996.

  We look forward to seeing you at the Meeting.

Sincerely,

Richard L. Thomas                           Verne G. Istock
Chairman                                    President and
                                            Chief Executive Officer

                 [LETTERHEAD OF FIRST CHICAGO NBD CORPORATION]

                       NOTICE OF ANNUAL MEETING
                            OF STOCKHOLDERS
                             MAY 10, 1996
To Our Stockholders:

  The Annual Meeting of Stockholders of First Chicago NBD Corporation will be held on Friday, May 10, 1996, at 9:30 a.m., Chicago time, at the First Chicago Center, One First National Plaza, Chicago, Illinois, for the purpose of considering and voting upon:

  1. The election of six Class I directors for a term of three years;

  2. The approval of the Corporation's Director Stock Plan;

  3. The approval of the Corporation's Stock Performance Plan including the performance goals for such plan;

  4. The approval of the Corporation's Employee Stock Purchase and
     Savings Plan;

  5. The approval of the Corporation's Senior Management Annual
     Incentive Plan including the performance goals for such plan;

  6. The ratification of the appointment of Arthur Andersen LLP as independent auditors for the Corporation for 1996; and

  7. Such other business as may properly come before the Meeting or any adjournments thereof.

The record date for determining stockholders entitled to notice of, and to vote at, the Meeting is the close of business March 20, 1996.

                           By order of the Board of Directors,

                                   Sherman I. Goldberg
                                   Secretary

April 5, 1996

          PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED FORM
          OF PROXY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                 [LETTERHEAD OF FIRST CHICAGO NBD CORPORATION]

                                PROXY STATEMENT
                                      FOR
                    ANNUAL MEETING TO BE HELD MAY 10, 1996

  This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of First Chicago NBD Corporation (the "Corporation") of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Corporation to be held at 9:30 a.m., Chicago time, on Friday, May 10, 1996, and at any adjournments thereof.

  The Corporation was formed as a result of the merger (the "Merger") of First Chicago Corporation ("First Chicago") with and into NBD Bancorp, Inc. ("NBD") pursuant to an Agreement and Plan of Merger between First Chicago and NBD dated July 11, 1995, as amended (the "Merger Agreement"). The Merger became effective on December 1, 1995 (the "Effective Time"). The Annual Meeting will be the first annual meeting of stockholders following the Merger.

  The Board of Directors has fixed the close of business on March 20, 1996, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. On the record date, the Corporation had outstanding and entitled to vote 315,984,682 shares of Common Stock (exclusive of 2,570,053 shares of treasury stock, which will not be voted). Each share of Common Stock entitles the holder to one vote. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting shall constitute a quorum.

  Directors will be elected by a plurality of the votes cast at the Annual Meeting; therefore, the six nominees who receive the largest number of votes cast will be elected as directors. Shares represented by proxies marked to withhold authority to vote with respect to any nominee will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee. An affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of the other matters presented. Shares represented by proxies which are marked "abstain" on such matters will be counted as shares present for purposes of determining the presence of a quorum; such shares will also be treated as shares present and entitled to vote, which will have the same effect as a vote against such matters. Proxies relating to "street name" shares which are not voted by brokers on one or more but less than all matters will be treated as shares present for purposes of determining the presence of a quorum, but will not be treated as shares represented at the Annual Meeting as to such matter or matters.

  The proxy statement, form of proxy and the Corporation's Annual Report for 1995 were mailed to each stockholder at such holder's address of record, commencing on or about April 5, 1996.

  The principal executive offices of the Corporation are located at One First National Plaza, Chicago, Illinois 60670.

                             ELECTION OF DIRECTORS

  The Board of Directors is divided into three classes with each class elected for a three-year term. At each annual meeting of stockholders, a class of directors will be elected to succeed the class of directors whose term of office expires at that annual meeting.

  The Board of Directors has fixed the number of directors constituting the entire Board at twenty. At the Annual Meeting, six Class I directors are proposed to be elected to hold office until the annual meeting of stockholders in 1999 and until their successors are elected and have qualified. Each of the nominees listed below is presently serving as a director of the Corporation.

  It is intended that shares represented by proxies solicited on behalf of the Board of Directors will be voted for the nominees listed below. In the event that any nominee is unable or declines to serve, an event which is not anticipated, proxies may be voted at the Annual Meeting for another person in place of such nominee, or the number of directors constituting the full Board may be reduced.

  The name, principal occupation, period of service as a director, certain biographical information and Board committee memberships of each nominee and of each of the Class II and Class III directors whose terms will continue after the Annual Meeting are set forth below.

NAME, PRINCIPAL       AGE, BUSINESS                         BOARD
OCCUPATION AND        EXPERIENCE,                           COMMITTEE
PERIOD OF SERVICE     DIRECTORSHIPS AND                     MEMBERSHIPS
AS A DIRECTOR         OTHER INFORMATION                     ----------
                      ----------------------
- -------------------

                 CLASS I DIRECTOR NOMINEES--TERM TO EXPIRE 1999

Maureen A. Fay,       Dr. Fay, 61, was named President      Member of the
O.P. President        of the University of Detroit          Employee and
University of         Mercy in 1990, after serving as       Public
Detroit Mercy         President of Mercy College of         Responsibility
 (education)          Detroit from 1983 through 1990.       Committee and the
Director since        Dr. Fay is a director of the          Organization,
1985                  Detroit Economic Growth               Compensation and
                      Corporation, Greater Detroit Area     Nominating
                      Health Council, Inc., Greater         Committee.
                      Detroit Interfaith Round Table,
                      the Economic Club of Detroit, the
                      United Way for Southeastern
                      Michigan, Michigan's Children and
                      the Michigan Sports Hall of Fame.
                      Dr. Fay also is a trustee of the
                      Archdiocese of Detroit Endowment
                      Foundation and New Detroit, Inc.,
                      and serves on the Board of the
                      Association of Catholic Colleges
                      and Universities, as President of
                      the Detroit Area Catholic Higher
                      Education Consortium, as
                      commissioner of the North Central
                      Association of Colleges and
                      Schools Commission on Higher
                      Education, on the board of
                      governors of the Renaissance Club
                      and as a member of the National
                      Bipartisan Commission on
                      Independent Higher Education in
                      the United States.

Charles T. Fisher     Mr. Fisher, 66, joined NBD Bank       Member of the
III Retired           (Michigan) in 1958, was elected       Employee and
Chairman &            an executive vice president and       Public
President NBD         director in 1969, and President       Responsibility
Bancorp, Inc.         in 1971. Following the formation      Committee and the
Director since        of NBD in 1972, Mr. Fisher was        Risk Management
1972                  elected President and a director      Committee.
                      of NBD, and Chairman and Chief
                      Executive Officer in 1982. Mr.
                      Fisher retired from NBD at the
                      end of 1993. Mr. Fisher is a
                      director of Hughes Electronics
                      Corporation, AMR Corporation,
                      American Airlines, Inc., and
                      General Motors Corporation. He
                      also serves as Chairman of the
                      Mackinac Bridge Authority, a
                      director of the Economic Alliance
                      of Michigan and the Economic Club
                      of Detroit, a director and
                      President of the United Way for
                      Southeastern Michigan and as a
                      trustee of the Citizens Research
                      Council of Michigan. He is also a
                      member of the Advisory Council of
                      the Metropolitan Affairs
                      Corporation of Detroit and
                      Southeast Michigan and of the
                      Finance Council for the
                      Archdiocese of Detroit.

NAME, PRINCIPAL
OCCUPATION AND        AGE, BUSINESS                         BOARD
PERIOD OF SERVICE     EXPERIENCE,                           COMMITTEE
AS A DIRECTOR         DIRECTORSHIPS AND                     MEMBERSHIPS
- -------------------   OTHER INFORMATION
                      ----------------------                ----------

William T.            Mr. McCormick, 51, joined CMS         Chairperson of the
McCormick, Jr.        Energy Corp. in 1985 and is           Risk Management
Chairman & Chief      Chairman of its principal             Committee; Member
Executive Officer     subsidiary, Consumers Power           of the Executive
CMS Energy Corp.      Company. In addition to CMS           Committee.
 (diversified         Energy Corp., Mr. McCormick is a
 energy company       director of Rockwell
 with interests in    International Corporation,
 oil and gas          Schlumberger Limited, the
 exploration, gas     American Gas Association, the
 transmission and     Edison Electric Institute and the
 storage,             National Petroleum Council. Mr.
 cogeneration and     McCormick serves as a member of
 independent power    the boards of directors of
 generation and       Detroit Renaissance, the Detroit
 gas and electric     Symphony Orchestra Hall, Michigan
 utilities)           Opera Theater, St. John Hospital,
Director since        the McGregor Fund and the United
1985                  Way Community Services.

                      Mr. O'Connor, 59, joined              Chairperson of the
James J. O'Connor     Commonwealth Edison Company (the      Organization,
Chairman & Chief      principal subsidiary of Unicom        Compensation and
Executive Officer     Corporation), in 1963, was            Nominating
Unicom Corporation    elected President in 1977 and         Committee; Member
 (production,         became Chairman and Chief             of the Executive
 distribution and     Executive Officer in 1980. In         Committee.
 sale of electric     addition, he became Chairman and
 energy)              Chief Executive Officer of Unicom
Director since        Corporation (the holding company)
1995                  when that company was formed in
Director of First     1994. Mr. O'Connor is a director
Chicago from 1987     of Unicom Corporation,
to the Merger         Commonwealth Edison Company,
                      American National Can Company,
                      Corning Incorporated, Scotsman
                      Industries, Inc., Tribune
                      Company, UAL Corporation and the
                      Chicago Urban League. Mr.
                      O'Connor is also a trustee of the
                      Field Museum of Natural History,
                      the Lyric Opera of Chicago,
                      Northwestern University, The
                      Orchestral Association and the
                      Museum of Science and Industry.

Patrick G. Ryan
Chairman,             Mr. Ryan, 58, has been President      Member of the Risk
President & Chief     and Chief Executive Officer of        Management
Executive Officer     Aon Corporation since 1982 and        Committee.
Aon Corporation (a    Chairman of the Board of
 broad-based          Directors since 1990. Mr. Ryan is
 insurance holding    a director of Aon Corporation, a
 company)             trustee of the Field Museum of
Director since        Natural History and Rush-
1995                  Presbyterian- St. Luke's Medical
Director of First     Center, and the Chairman of the
Chicago from 1983     Board of Trustees of Northwestern
to the Merger         University. Mr. Ryan is also a
                      member and past President of the
                      Economic Club of Chicago.

NAME, PRINCIPAL
OCCUPATION AND        AGE, BUSINESS                         BOARD
PERIOD OF SERVICE     EXPERIENCE,                           COMMITTEE
AS A DIRECTOR         DIRECTORSHIPS AND                     MEMBERSHIPS
- -------------------   OTHER INFORMATION
                      ----------------------                ----------

David J. Vitale       Mr. Vitale, 49, joined The First      Member of the
Vice Chairman of      National Bank of Chicago ("FNBC")     Executive
the Board of the      in 1968, and was elected Vice         Committee.
Corporation           Chairman of the Board of First
Director since        Chicago and FNBC in 1993.
1995 Director of      Effective with the Merger, Mr.
First Chicago from    Vitale became a director and Vice
1992 to the Merger    Chairman of the Corporation and
                      President of FNBC. Mr. Vitale is
                      Vice Chairman of the Board of
                      Directors of the Student Loan
                      Marketing Association, a director
                      of Leadership Greater Chicago,
                      trustee of the Museum of Science
                      and Industry and a trustee and
                      Treasurer of The Art Institute of
                      Chicago. Mr. Vitale is also
                      Chairman of the Board of Managers
                      of the YMCA of Metropolitan
                      Chicago and Chairman of the Board
                      of Trustees of Glenwood School
                      for Boys.

                     CLASS II DIRECTORS--TERM EXPIRES 1997

John H. Bryan         Mr. Bryan, 59, has been Chairman      Member of the Risk
Chairman of the       of the Board and Chief Executive      Management
Board & Chief         Officer of Sara Lee Corporation       Committee.
Executive Officer     since 1976. In addition to Sara
Sara Lee              Lee Corporation, Mr. Bryan is a
 Corporation          director of Amoco Corporation and
 (global              General Motors Corporation. Mr.
 manufacturer and     Bryan is also the past Chairman
 marketer of brand    and a member of the board of
 name products)       directors of the Grocery
Director since        Manufacturers of America, Inc.,
1995 Director of      Chairman of the Chicago Council
First Chicago from    on Foreign Relations, Vice
1982 to the Merger    Chairman of the Board of Trustees
                      of The Art Institute of Chicago,
                      and a trustee of The University
                      of Chicago. Mr. Bryan also is
                      Chairman of Catalyst, Vice
                      Chairman of the Business Council,
                      a trustee of the Committee for
                      Economic Development, a member of
                      the Trustees' Council of the
                      National Gallery of Art and a
                      director and past National
                      Chairman of the Business
                      Committee for the Arts.

Siegfried             Mr. Buschmann, 58, joined The         Member of the
Buschmann Chairman    Budd Company, a subsidiary of         Audit Committee.
of the Board &        Thyssen AG, in 1982. He was
Chief Executive       elected Vice Chairman and Chief
Officer               Financial Officer in 1986 and
The Budd Company      Chairman of the Board and Chief
 (producer of         Executive Officer in 1989. Mr.
 automotive parts     Buschmann also serves as
 and assemblies       President of Thyssen Holding
 and plastic          Corporation. In addition to The
 products)            Budd Company, Mr. Buschmann is a
Director since        director of Milford Fabricating
1991                  Company and Waupaca Foundry Inc.,
                      and is a trustee of the Citizens
                      Research Council of Michigan and
                      the Manufacturers Alliance for
                      Productivity and

NAME, PRINCIPAL
OCCUPATION AND        AGE, BUSINESS                         BOARD
PERIOD OF SERVICE     EXPERIENCE,                           COMMITTEE
AS A DIRECTOR         DIRECTORSHIPS AND                     MEMBERSHIPS
- -------------------   OTHER INFORMATION
                      ----------------------                ----------

                      Innovation. Mr. Buschmann also
                      serves on the Board of Overseers
                      of The Amos Tuck School of
                      Business Administration,
                      Dartmouth College, and the
                      Advisory Board of Hospice of
                      Southeastern Michigan. He is also
                      a member of United Community
                      Services, the Economic Club of
                      Detroit, Detroit Renaissance and
                      The Economic Alliance for
                      Michigan.

Donald V. Fites       Mr. Fites, 62, joined Caterpillar     Member of the
Chairman of the       Inc. in 1956, was elected             Audit Committee.
Board & Chief         President and Chief Operating
Executive Officer     Officer in 1989 and Chairman of
Caterpillar Inc.      the Board and Chief Executive
 (manufacturer of     Officer in 1990. In addition to
 a wide range of      Caterpillar Inc., Mr. Fites is a
 construction,        director of Georgia-Pacific
 mining, and          Corporation, Mobil Corporation,
 agricultural         Keep America Beautiful and
 machinery and        Valparaiso University. Mr. Fites
 engines)             is Chairman of the U.S.-Japan
Director since        Business Council and Vice
1995 Director of      Chairman of the Salvation Army
First Chicago from    National Advisory Board. Mr.
1993 to the Merger    Fites is the former Chairman and
                      a director of both the Equipment
                      Manufacturers Institute and the
                      National Foreign Trade Council.
                      He is also a member of The
                      Business Council, the Advisory
                      Committee for Trade Policy and
                      Negotiations, the Competitiveness
                      Policy Council, the Business
                      Roundtable Policy Committee, the
                      Society of Automotive Engineers,
                      the Agricultural Roundtable, and
                      the Illinois Coalition. He also
                      serves as a trustee of the Farm
                      Foundation, Knox College and The
                      Methodist Medical Center of
                      Illinois.

Verne G. Istock
President and         Mr. Istock, 55, joined NBD Bank       Member of the
Chief Executive       (Michigan) in 1963, and was           Executive
Officer of the        elected Vice Chairman of NBD and      Committee.
Corporation           NBD Bank (Michigan) in 1985 and
Director since        Chairman and Chief Executive
1985                  Officer in 1994. Effective with
                      the Merger, Mr. Istock was named
                      President and Chief Executive
                      Officer of the Corporation and a
                      director and Chief Executive
                      Officer of FNBC. He is also a
                      director of Grand Trunk
                      Corporation, Kelly Services,
                      Inc., R.L. Polk & Co., Detroit
                      Renaissance, Inc., United Way
                      Community Services, Citizens
                      Research Council, Michigan First,
                      Inc. and the Economic Club of
                      Detroit. Mr. Istock is also a
                      member of The Bankers Roundtable,
                      the International Monetary
                      Conference and the University of
                      Michigan Corporate Advisory
                      Council.

NAME, PRINCIPAL
OCCUPATION AND        AGE, BUSINESS                         BOARD
PERIOD OF SERVICE     EXPERIENCE,                           COMMITTEE
AS A DIRECTOR         DIRECTORSHIPS AND                     MEMBERSHIPS
- -------------------   OTHER INFORMATION
                      ----------------------                ----------

Scott P. Marks,       Mr. Marks, 50, joined FNBC in         Member of the
Jr. Vice Chairman     1983 and was named Chairman of        Executive
of the Board of       FCC National Bank, a subsidiary       Committee.
the Corporation       of the Corporation engaged
Director since        primarily in the issuance of
1995                  credit cards, in 1987, and
                      executive vice president of First
                      Chicago in 1990. Effective with
                      the Merger, Mr. Marks was named a
                      director and Vice Chairman of the
                      Corporation and FNBC. Mr. Marks
                      is a director of VISA U.S.A.,
                      Inc., VISA International, Inc.,
                      and the WBEZ Alliance, Inc.,
                      Chicago's public radio station.
                      Mr. Marks also is a trustee of
                      the Field Museum of Natural
                      History, serves on the Marketing
                      and Audience Development
                      Committee of The Art Institute of
                      Chicago and as chairman of its
                      Membership Subcommittee and is
                      also a member of the Advisory
                      Council for DePaul University
                      College of Commerce, the Economic
                      Club of Chicago and the Chicago
                      Committee of the Chicago Council
                      on Foreign Relations.

Thomas E. Reilly,     Mr. Reilly, 56, joined Reilly         Chairperson of the
Jr. Chairman of       Industries, Inc. in 1963, was         Audit Committee;
the Board             elected President in 1981 and         Member of the
Reilly Industries,    Chairman and Chief Executive          Executive
 Inc. (synthetic      Officer in 1990. In addition to       Committee.
 chemical             Reilly Industries, Inc., Mr.
 manufacturer,        Reilly is a director of the
 coal tar refiner     Chemical Manufacturers
 and natural          Association, Lilly Industries,
 resources firm)      Inc., American United Life
Director since        Insurance Company and Herff Jones
1995                  Company. Mr. Reilly also serves
                      as a director of Methodist Health
                      Group, as Vice Chairman of
                      Community Leaders Allied for
                      Superior Schools (CLASS), as a
                      member of the Board of Trustees
                      of Butler University and as a
                      trustee of the Park Tudor Trust.

Adele Simmons
President The John    Ms. Simmons, 54, was elected          Chairperson of the
D. and Catherine      President of The John D. and          Employee and
T. MacArthur          Catherine T. MacArthur Foundation     Public
Foundation            in May 1989. She served as            Responsibility
 (philanthropic       President of Hampshire College,       Committee; Member
 foundation)          Amherst, Massachusetts, from 1977     of the
Director since        to 1989. Ms. Simmons is a             Organization,
1995 Director of      director of Marsh & McLennan          Compensation and
First Chicago from    Companies, Inc. and is a board        Nominating
1990 to the Merger    member of the Union of Concerned      Committee and the
                      Scientists and Synergos.              Executive
                                                            Committee.

NAME, PRINCIPAL
OCCUPATION AND        AGE, BUSINESS                         BOARD
PERIOD OF SERVICE     EXPERIENCE,                           COMMITTEE
AS A DIRECTOR         DIRECTORSHIPS AND                     MEMBERSHIPS
- -------------------   OTHER INFORMATION
                      ----------------------                ----------

                     CLASS III DIRECTORS--TERM EXPIRES 1998

Terence E.            Mr. Adderley, 62, joined Kelly        Member of the Risk
Adderley President    Services, Inc. in 1958, was           Management
and Chief             elected a director in 1962,           Committee.
Executive Officer     executive vice president in 1965
Kelly Services,       and President in 1967. In
 Inc. (worldwide      addition to Kelly Services, Inc.,
 provider of          Mr. Adderley is a director of The
 temporary            Detroit Edison Company, DTE
 staffing,            Energy Company, Detroit
 business services    Renaissance, Inc., Detroit
 and assisted         Renaissance Foundation, the
 living services)     Economic Club of Detroit, United
Director since        Way for Southeastern Michigan and
 1985                 the Business Roundtable of
                      Oakland County, Michigan. Mr.
                      Adderley also is a governor of
                      the Cranbrook Institute of
                      Science and a trustee of the
                      Detroit Symphony Orchestra Hall.

James K. Baker
Vice Chairman of      Mr. Baker, 64, joined Arvin           Member of the
the Board             Industries, Inc. in 1955, was         Employee and
Arvin Industries,     elected executive vice president      Public
 Inc.                 and a director in 1968, President     Responsibility
 (international       and Chief Executive Officer in        Committee and the
 supplier of          1981 and Chairman in 1986. In         Organization,
 original             addition to Arvin Industries          Compensation and
 equipment and        Inc., Mr. Baker is a director of      Nominating
 replacement parts    Amcast Industrial Corporation,        Committee.
 for the              CINergy Corp., The GEON Company,
 automobile           Rekab-Baker & Associates and
 industry)            Tokheim Corp. Mr. Baker also
Director since        serves as Chairman of the
 1992                 International Policy Committee of
                      the U.S. Chamber of Commerce, the
                      Center for International Private
                      Enterprise and the Center for
                      Philanthropy and as Vice Chairman
                      of the New American Schools
                      Development Corporation. He is
                      also a director of the United
                      States Council for International
                      Business, the Institute for
                      Global Ethics, the Foundation for
                      Independent Higher Education and
                      the Independent Colleges of
                      Indiana Foundation. Mr. Baker is
                      the former Chairman of the Board
                      of Trustees of DePauw University
                      and the U.S. Chamber of Commerce.

James S. Crown        Mr. Crown, 41, has been a General     Member of the
General Partner       Partner of Henry Crown and            Employee and
Henry Crown and       Company (Not Incorporated) since      Public
Company (Not          1985. From 1983 to 1985, Mr.          Responsibility
Incorporated)         Crown served as a Vice President      Committee and the
 (diversified         of Salomon Brothers Inc. He is a      Organization,
 investments)         director of General Dynamics          Compensation and
Director since        Corporation. He is also a trustee     Nominating
1995 Director of      of The University of Chicago, the     Committee.
First Chicago from    Museum of Science and Industry,
1991 to the Merger    The Orchestral Association and
                      the Jewish Federation of
                      Metropolitan Chicago.

NAME, PRINCIPAL
OCCUPATION AND        AGE, BUSINESS                         BOARD
PERIOD OF SERVICE     EXPERIENCE,                           COMMITTEE
AS A DIRECTOR         DIRECTORSHIPS AND                     MEMBERSHIPS
- -------------------   OTHER INFORMATION
                      ----------------------                ----------

Thomas H. Jeffs II    Mr. Jeffs, 57, joined NBD Bank        Member of the
Vice Chairman of      (Michigan) in 1962 and was            Executive
the Board of the      elected Vice Chairman and a           Committee.
Corporation           director of NBD and NBD Bank
Director since        (Michigan) in 1985, and President
1985                  and Chief Operating Officer in
                      1994. Effective with the Merger,
                      Mr. Jeffs was named a director
                      and Vice Chairman of the
                      Corporation and FNBC. Mr. Jeffs
                      is the President and Chief
                      Operating Officer of NBD Bank
                      (Michigan). He is also a director
                      of MCN Corporation and the
                      Economic Club of Detroit. Mr.
                      Jeffs is a member of The Bankers
                      Roundtable, Vice Chairman and a
                      member of the Executive Committee
                      of the Detroit Symphony Orchestra
                      Hall, Vice Chairman of the
                      Greater Detroit Chamber of
                      Commerce and a trustee of New
                      Detroit, Inc. and The Detroit
                      Institute of Arts Founders
                      Society.

Richard A.            Mr. Manoogian, 59, joined Masco       Member of the
Manoogian Chairman    Corporation in 1958, was elected      Organization,
& Chief Executive     a vice president and a director       Compensation and
Officer               in 1964, President in 1968 and        Nominating
Masco Corporation     Chairman and Chief Executive          Committee.
 (diversified         Officer in 1985. In addition, Mr.
 manufacturer)        Manoogian serves as the Chairman,
Director since        Chief Executive Officer and a
1978                  director of MascoTech, Inc., and
                      Chairman and director of TriMas
                      Corporation. Mr. Manoogian is
                      also a director of Detroit
                      Renaissance and The American
                      Business Conference and a trustee
                      of the Archives of American Art
                      (Smithsonian Institute), The
                      Detroit Institute of Arts, the
                      Fine Arts Committee of the State
                      Department and Henry Ford
                      Hospital.

Earl L. Neal
Principal Earl L.     Mr. Neal, 67, has been an             Member of the
Neal & Associates     attorney with Earl L. Neal &          Audit Committee
 (law firm)           Associates since 1955. Mr. Neal       and the Employee
Director since        is a director of Peoples Energy       and Public
 1995                 Corporation, Chicago Title and        Responsibility
Director of First     Trust Company, Chicago Title          Committee.
Chicago from 1988     Insurance Company and Lincoln
to the Merger         National Corporation. He is a
                      member of the Board of Directors
                      of the University of Illinois
                      Foundation and was formerly
                      President of the Board of
                      Trustees of the University of
                      Illinois, President of the
                      Chicago Metropolitan Housing
                      Development Authority and
                      Commissioner of the Chicago
                      Housing Authority. He currently
                      serves as Chairman of the Urban
                      Health Program of the University
                      of Illinois at Chicago, Chairman
                      of the Chicago-Gary Regional
                      Airport Authority, Chairman of
                      the Teacher's Academy for
                      Mathematics and Science in
                      Chicago, and is a member of the

NAME, PRINCIPAL
OCCUPATION AND        AGE, BUSINESS                         BOARD
PERIOD OF SERVICE     EXPERIENCE,                           COMMITTEE
AS A DIRECTOR         DIRECTORSHIPS AND                     MEMBERSHIPS
- -------------------   OTHER INFORMATION
                      ----------------------                ----------

                      Civic Committee of the Commercial
                      Club of Chicago, the Chicago
                      Central Area Committee and the
                      Economic Club of Chicago. He
                      currently serves as a fellow of
                      the International Academy of
                      Trial Lawyers and a member of the
                      American College of Trial
                      Lawyers.

Richard L. Thomas     Mr. Thomas, 65, joined FNBC in        Chairperson of the
Chairman of the       1958, was elected a director of       Executive
Board of the          First Chicago and FNBC in 1973        Committee.
Corporation           and Chairman of the Board of
Director since        First Chicago and FNBC in 1992.
1995 Director of      Mr. Thomas also served as
First Chicago from    President of First Chicago from
1973 to the Merger    1974 to 1993, and of FNBC from
                      1975 to 1993. Effective with the
                      Merger, Mr. Thomas became
                      Chairman of the Corporation. Mr.
                      Thomas is a director of CNA
                      Financial Corporation and Sara
                      Lee Corporation and a trustee of
                      Northwestern University, Kenyon
                      College and Rush-Presbyterian-St.
                      Luke's Medical Center. He is also
                      the former Chairman and a life
                      trustee of The Orchestral
                      Association, President of the
                      Commercial Club of Chicago, past
                      President and a member of The
                      Bankers Roundtable and the
                      Economic Club of Chicago.

                      COMMITTEES OF THE BOARD OF DIRECTORS

  It is the primary responsibility of the Board of Directors of the Corporation to oversee the management of the business of the Corporation and its subsidiaries. To assist in carrying out its responsibilities, the Board of Directors has established five standing committees which are described below.

AUDIT COMMITTEE

  The members of the Audit Committee of the Corporation are Siegfried Buschmann, Donald V. Fites, Earl L. Neal and Thomas E. Reilly, Jr., who serves as Chairperson. The Audit Committee, which met one time in 1995 after the Merger, is the successor to First Chicago's Audit Committee, which met five times in 1995 before the Merger, and NBD's Audit Committee, which met six times in 1995 before the Merger.

  Included among the functions performed by the Audit Committee are (i) appointment of the Corporation's independent auditors subject to ratification by the stockholders; (ii) review of the plan and results of the independent auditors' auditing engagement; (iii) approval of the professional services provided by the independent auditors and related fees and consideration of the possible effect the performance and fees would have on the independence of the auditors; (iv) review of the plan and findings with respect to the internal audit, credit process review and market risk oversight functions; (v) review of the representations of management and the findings of the independent auditors and the internal auditors as to the adequacy of the Corporation's system of internal accounting controls in order to obtain reasonable assurance that the Corporation's annual and quarterly financial reports are prepared in accordance with generally accepted accounting principles and are free from material fraud or error; (vi) review of the representations of management and the findings of the independent auditors and internal auditors regarding compliance by subsidiary banks with laws and regulations designated by bank regulatory agencies as essential for safety and soundness; (vii) review of the expenses of the inside directors; (viii) approval of the selection and discharge of the Corporation's General Auditor; and (ix) review of reports of examinations by regulatory agencies relating to the Corporation and its subsidiaries.

EMPLOYEE AND PUBLIC RESPONSIBILITY COMMITTEE

  The members of the Employee and Public Responsibility Committee are James K. Baker, James S. Crown, Maureen A. Fay, Charles T. Fisher III, Earl L. Neal and Adele Simmons, who serves as Chairperson. The Employee and Public Responsibility Committee, which did not meet in 1995 after the Merger, is the successor to First Chicago's Employee and Public Responsibility Committee, which met two times in 1995 before the Merger, and NBD's Public Policy Committee, which met four times in 1995 before the Merger. The Employee and Public Responsibility Committee has responsibility and authority for matters relating to the Corporation's and its subsidiaries' charitable contributions; diversity, affirmative action, leadership development and equal employment opportunity policies and procedures; practices in handling customer inquiries and complaints; compliance with the Community Reinvestment Act, fair lending laws and applicable consumer-related laws; neighborhood and social initiatives; and current and emerging public policy issues.

EXECUTIVE COMMITTEE

  The members of the Executive Committee of the Corporation are Verne G. Istock, Thomas H. Jeffs II, Scott P. Marks, Jr., William T. McCormick, Jr., James J. O'Connor, Thomas E. Reilly, Jr., Adele Simmons, David J. Vitale and Richard L. Thomas, who serves as Chairperson. The Executive Committee, which did not meet in 1995 after the Merger, is the successor to First Chicago's Executive Committee, which met one time in 1995 before the Merger. The Executive Committee exercises all the powers of the Board of Directors in the management of the business and affairs of the Corporation while the Board of Directors is not in session.

RISK MANAGEMENT COMMITTEE

  The members of the Risk Management Committee of the Corporation are Terence
E. Adderley, John H. Bryan, Charles T. Fisher III, Patrick G. Ryan and William
T. McCormick, Jr., who serves as Chairperson. The Risk Management Committee, which met one time in 1995 after the Merger, is the successor to First Chicago's Finance Committee, which met three times in 1995 before the Merger. The Risk Management Committee has responsibility and authority for reviewing, advising on, approving where appropriate and providing guidance with respect to risk management, financial securities transactions and capital actions, and financial planning and performance.

ORGANIZATION, COMPENSATION AND NOMINATING COMMITTEE

 Committee Interlocks and Insider Participation

  The Organization, Compensation and Nominating Committee, which met one time in 1995 after the Merger, is the successor to First Chicago's Organization, Compensation and Nominating Committee, which met six times in 1995 before the Merger, and NBD's Compensation Committee and Nominating Committee, which met three times and four times, respectively, in 1995 before the Merger. The members of the Organization, Compensation and Nominating Committee of the Corporation are James K. Baker, James S. Crown, Maureen A. Fay, Richard A. Manoogian, Adele Simmons and James J. O'Connor, who serves as Chairperson. Prior to the Merger, the members of First Chicago's Organization, Compensation and Nominating Committee were James S. Crown, Donald P. Jacobs, Earl L. Neal, Patrick G. Ryan and James J. O'Connor, who served as Chairperson. Also prior to the Merger, the members of NBD's Compensation Committee were Terence E. Adderley, Donald H. Barden, John A. Lobbia, William T. McCormick and Richard A. Manoogian, who served as Chairperson, and the members of its Nominating Committee were James K. Baker, Bernard B. Butcher, Maureen A. Fay, Joseph L. Hudson, Jr., Ormand J. Wade and Irving Rose, who served as Chairperson.

  All of the members of the Organization, Compensation and Nominating Committee, or their associates, were customers of, or had transactions with, the Corporation or the Corporation's banking or other subsidiaries in the ordinary course of business during 1995. Additional transactions may be expected to take place in the future. All outstanding loans to the directors and their associates, commitments and sales, purchases and placements of investment securities and other financial instruments included in such transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, where applicable, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features. All other transactions described below were entered into in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with other persons.

  During 1995, Unicom Corporation paid approximately $2,103,569 to a subsidiary of the Corporation for rent and incidental services pursuant to leases for office and garage space. James J. O'Connor, Chairman and Chief Executive Officer of Unicom Corporation, is a director of the Corporation.

  Subsidiaries of Aon Corporation received brokerage commissions and fees in 1995 of approximately $1,172,423 for obtaining certain insurance for the Corporation and its subsidiaries. In addition, during 1995, a subsidiary of Aon Corporation paid approximately $1,128,401 to subsidiaries of the Corporation for rent and incidental services and expenses pursuant to a lease of space on the subsidiaries' premises used in connection with the marketing of annuity products. Certain subsidiaries of the Corporation also received net commissions of approximately $215,177 from subsidiaries of Aon Corporation in connection with the sale of insurance products. Patrick G. Ryan, Chairman, President and Chief Executive Officer of Aon Corporation, is a director of the Corporation.

 Committee Responsibilities and Authorities

  Included among the functions related to human resources management and compensation performed by the Organization, Compensation and Nominating Committee are (i) ensuring the effectiveness of senior management and appropriate management continuity; (ii) ensuring the reasonableness and appropriateness of senior management compensation arrangements and levels;
(iii) overseeing senior management officer titling; (iv) reviewing the succession plan for the office of Chairman; (v) reviewing plans to be followed should the Chairman or the Chief Executive Officer be absent or disabled; (vi) monitoring the overall soundness and effectiveness of the Corporation's compensation and benefit programs at all levels; and (vii) providing advice and counsel regarding the Corporation's human resources strategy and key human resources practices and issues.

  Regarding formal authorities for compensation matters, the Corporation's Board of Directors approves, upon recommendation of the Committee, (i) the adoption and amendment of stock-based incentive plans (subject to stockholder approval where required); (ii) the adoption and amendment of all significant compensation plans (subject to stockholder approval where required); and (iii) all compensation actions, including employment and separation arrangements, for officers at or above the level of vice chairman.

  The Committee has been delegated authority by the Board of Directors to approve (i) the terms and conditions of stock-based grants; (ii) the total number of available shares to be used each year in stock-based plans; (iii) funding for senior management annual incentive awards; (iv) all salaries or annual incentive awards of $200,000 or more, except awards for vice chairmen and above; and (v) all compensation actions, including employment and separation arrangements, for executive vice presidents.

  Additionally, the Committee is responsible for (i) proposing new directors;
(ii) reviewing the performance of the Board; (iii) providing counsel regarding the organization of the Board of Directors and its committee structure, committee charters, and membership; and (iii) overseeing director compensation arrangements.

  The Organization, Compensation and Nominating Committee will consider candidates for nominees for election as directors of the Corporation submitted by stockholders. Any stockholder who wishes to have the Committee consider a candidate should submit the name of the candidate, along with any biographical or other relevant information the stockholder wishes the Committee to consider, to the Secretary of the Corporation at the address appearing on the first page of this proxy statement.

                DIRECTOR MEETING ATTENDANCE AND FEE ARRANGEMENTS

  The Board of Directors of the Corporation held one meeting in 1995 after the Merger. First Chicago's Board of Directors and NBD's Board of Directors each met eleven times in 1995 before the Merger. Each incumbent director attended 75% or more of the total number of meetings held during 1995 by the Board of Directors of (prior to the Merger) First Chicago or NBD and (after the Merger) the Corporation or Committees thereof on which the director served.

ANNUAL RETAINER

  The Corporation: Effective as of December 1, 1995, each non-officer director of the Corporation receives an annual cash retainer of $50,000. In addition, subject to stockholder approval of the Director Stock Plan, each non-officer director will receive an annual grant of shares of the Corporation's Common Stock equal in value to one-half of the director's annual cash retainer. The Chairperson of each Committee receives an additional annual cash retainer of $5,000. William T. McCormick, James J. O'Connor, Thomas E. Reilly and Adele Simmons are the current Committee Chairpersons receiving the additional annual cash retainer. No additional fees are paid to directors for attending Board or Committee meetings. Non-officer directors may elect each year to have their annual cash retainer paid in any combination of the following: (i) cash paid on a quarterly basis; (ii) deferral of payment into the Corporation's Plan for Deferring the Payment of Directors' Fees (the "Director Deferral Plan"), which offers several investment options; and, subject to stockholder approval of the Director Stock Plan, (iii) an outright grant of shares of the Corporation's Common Stock; (iv) stock options, with three options issued for every share of Common Stock that could be granted; and (v) stock units under the Director Stock Plan. For more information regarding the Director Stock Plan, see pages 31 through 34 of this proxy statement.

  First Chicago: In 1995, each non-officer director of First Chicago received an annual cash retainer of $50,000, $25,000 for service as a director of First Chicago and $25,000 for service as a director of The First National Bank of Chicago ("FNBC"). The Chairperson of each Committee received an additional annual cash retainer of $5,000, $2,500 for service as a Chairperson of a First Chicago Committee and $2,500 for service as a Chairperson of an FNBC Committee. In 1995, John H. Bryan, Donald V. Fites, James J. O'Connor and Adele Simmons were the First Chicago Chairpersons receiving the additional annual cash retainer. In addition, each non-officer director received 200 shares of First Chicago common stock (equivalent to 362 shares of the Corporation's Common Stock) annually. The aggregate fair market value of the 200 shares of First Chicago common stock received by each non-officer director in 1995 was $10,900, based on a market value of $54.50 per share of First Chicago common stock. No additional fees were paid to directors for attending Board or Committee meetings. Non-officer directors were allowed to elect to receive their annual retainer in cash or have the retainer applied toward the purchase of shares of First Chicago common stock. Such payments and purchases were made on a quarterly basis. Officers of First Chicago and its subsidiaries did not receive an annual retainer, meeting fees, shares of common stock or other compensation for service as directors of First Chicago or FNBC or for service on Committees of the Board.

  First Chicago directors were allowed to elect to defer cash compensation earned as directors pursuant to the Deferred Compensation Plans of First Chicago and FNBC. Under these plans, an amount representing the cash portion of the annual retainer a director would otherwise be entitled to receive was credited to a cash account that was maintained for bookkeeping purposes only. Each quarter, a determination was made as to the number of full shares of First Chicago common stock that could be purchased with the amount credited to the director's cash account. The number of phantom shares was then credited to the director's phantom stock account. The phantom stock account did not represent actual shares, but was maintained for bookkeeping purposes only.

  Subject to stockholder approval of the Director Stock Plan, directors of the Corporation who had been participants in First Chicago's and FNBC's Deferred Compensation Plans were given the opportunity to convert all of the phantom shares accrued to them under the Deferred Compensation Plans into stock units under the Corporation's Director Stock Plan.

  NBD: Each non-officer director of NBD received an annual retainer of $21,000 plus $1,200 for each meeting of the Board of Directors attended and $1,000 for each Committee meeting attended. Non-officer directors who served as Chairpersons of Board Committees and non-officer directors who served as members of Board Committees received additional annual fees of $5,000 and $2,500, respectively. In 1995, John W. Day, Maureen A. Fay, Richard A. Manoogian and Irving Rose were the NBD directors receiving the additional annual retainer for their service as Committee Chairpersons. Non-officer directors were allowed to elect to defer all or a portion of their retainer through the Director Deferral Plan. Deferred fees earn an amount equivalent to interest at a rate equal to the ninety-day U.S. Treasury Bill rate or the rate of return on one or more of the investment funds in NBD's 401(k) plan. In addition, non-officer directors received annually that number of shares of NBD common stock which had an aggregate fair market value on the date of grant equal to fifty percent of the annual retainer then in effect, exclusive of meeting fees or retainers for service on Committees. Officers of NBD and its subsidiaries did not receive an annual retainer, meeting fees, shares of common stock or other forms of compensation for service as directors of NBD or for service on Committees of the Board.

  Subject to stockholder approval of the Director Stock Plan, directors of the Corporation who participated in the Director Deferral Plan prior to the Merger were given a one-time opportunity to convert all or a portion of their account balances in the plan (representing deferred fees and accrued investment return thereon) into stock units under the Corporation's Director Stock Plan.

DIRECTOR RETIREMENT PLANS

  Prior to the Merger, First Chicago and NBD had established separate retirement compensation plans for the benefit of their non-officer directors. The Board of Directors of the Corporation terminated both the First Chicago and NBD director retirement plans effective as of January 31, 1996. The present value of the retirement benefits accrued under both programs was determined as of the time of the termination of the plans, and the amounts were credited, at the director's election, to the Director Deferral Plan or, subject to stockholder approval of the Director Stock Plan, to stock units under the Director Stock Plan.

  First Chicago: Non-officer directors of First Chicago who served in such capacity for at least twenty quarters or left the Board prior to the completion of such period due to death or disability were eligible to receive retirement income benefits under First Chicago's Director Retirement Income Plan. The retirement income benefit was equal to one-half the annual cash retainer payable to a non-officer director at the time the retiring director retired from the Board. The benefit was provided for the number of quarters served up to a maximum of forty quarters. Retiring directors were permitted to elect to receive this benefit in quarterly installments or in a lump sum based on the discounted present value of the benefit payments over time.

  NBD: Non-officer directors of NBD who served on the Board of Directors for at least five years and who had not earned an accrued benefit under any retirement plan sponsored by NBD or any of its subsidiaries were eligible for benefits under NBD's Retirement Plan for Non-employee Directors. Benefits became payable upon attaining age 65 or upon retirement from NBD's Board, whichever occurred later. Eligible directors were entitled to receive an annual benefit equal to the annual retainer fee in effect for service on the Board at the time of the director's retirement (excluding meeting fees and retainers for service on Committees), for the lesser of life or a period of ten years.

                          CONVERSION OF FIRST CHICAGO
                         COMMON STOCK SHARE EQUIVALENTS

  Pursuant to the Merger Agreement, each outstanding share of First Chicago common stock was converted into the right to receive 1.81 shares of the Corporation's Common Stock (the "Exchange Rate") at the time of the Merger. For consistency of presentation, all references in this Proxy Statement to shares of First Chicago common stock prior to the Merger reflect the 1.81 Exchange Rate, unless otherwise noted. Since each share of NBD common stock outstanding prior to the Merger equals one share of the Corporation's Common Stock, all references to shares of NBD common stock prior to the Merger reflect the original number of shares.

             BENEFICIAL OWNERSHIP OF THE CORPORATION'S COMMON STOCK

  Generally, under the rules of the Securities and Exchange Commission (the "Commission"), a person is deemed to be the beneficial owner of a security with respect to which such person, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power (which includes power to vote, or direct the voting of, such security) or investment power (which includes power to dispose of, or direct the disposition of, such security). In addition, a person is deemed to be the beneficial owner of a security if he or she has the right to acquire such voting power or investment power over the security within sixty days, for example, through the exercise of a stock option.

  The following table shows the beneficial ownership of the Corporation's Common Stock as of December 31, 1995 by (i) each person that is the beneficial owner of more than five percent of such outstanding class of shares, (ii) each director, (iii) each executive officer named in the Summary Compensation Table on page 23, and (iv) all directors and executive officers as a group.

                        AMOUNT AND
                        NATURE OF
                        BENEFICIAL       PERCENT
                        OWNERSHIP        OF CLASS
                          AS OF           (IF 1%
                       DECEMBER 31,         OR
NAME                       1995          GREATER)
- ----                   ------------      --------
First Chicago NBD
 Corporation.........   20,976,577(a)      6.61%
Terence E. Adderley..        9,333          --
James K. Baker.......        6,080          --
John H. Bryan........        6,697          --
Siegfried Buschmann..        1,234          --
James S. Crown.......    5,525,704(b)      1.75
Maureen A. Fay.......        1,571          --
Charles T. Fisher
 III.................      338,702(c)       --
Donald V. Fites......        3,660          --
Verne G. Istock......      212,182(d)(e)    --
Thomas H. Jeffs II...      162,524(d)       --

                      AMOUNT AND
                      NATURE OF
                      BENEFICIAL       PERCENT
                      OWNERSHIP        OF CLASS
                        AS OF           (IF 1%
                     DECEMBER 31,         OR
NAME                     1995          GREATER)
- ----                 ------------      --------
Richard A.
 Manoogian.........        7,984          -- %
Scott P. Marks,
 Jr................      283,186(d)       --
William T. McCor-
 mick, Jr..........       11,234          --
Earl L. Neal, Esq..        5,792          --
James J. O'Connor..        5,186          --
Thomas E. Reilly,
 Jr................      129,469(f)       --
Patrick G. Ryan....       46,954(g)       --
Adele Simmons......        5,430          --
Richard L. Thomas..    1,386,932(d)(h)    --
David J. Vitale....      470,385(d)       --
All Directors and
 Executive Officers
 as a Group
 (i)(j)............   11,212,707(d)      3.56

- -------
(a) Various bank subsidiaries of the Corporation were deemed beneficial owners of portions of the referenced number of shares based upon their sole or shared voting or investment power over the shares. The bank subsidiaries hold the shares solely in a fiduciary or custodial capacity under numerous trust relationships, none of which represents more than five percent of the Corporation's outstanding shares. These banking subsidiaries have sole voting power over 9,719,658 shares, shared voting power over 113,610 shares, sole investment authority over 13,386,466 shares and shared investment authority over 6,373,836 shares. The Corporation disclaims beneficial ownership of the shares which may be deemed to be beneficially owned by its bank subsidiaries.
(b) The number of shares of Common Stock shown as beneficially owned by James
    S. Crown includes 2,815,102 shares owned by The Crown Fund, of which he is a partner; 409,431 shares owned by Henry Crown and Company (Not Incorporated), of which Mr. Crown is a partner; 426,002 shares owned by Areljay, L.P., of which a trust of which Mr. Crown is a beneficiary is a limited partner; 482,321 shares owned by Arie and Ida Crown Memorial, of which Mr. Crown is a director; and 936,926 shares owned by Pines Trailer Limited Partnership, of which a corporation of which Mr. Crown is a shareholder and a partnership of which Mr.

   Crown is a partner are partners. Also included are 238,812 shares beneficially owned by trusts of which Mr. Crown is a beneficiary and 169,715 shares beneficially owned by trusts of which Mr. Crown is a co-trustee. Mr. Crown's wife owns beneficially 2,707 shares, and trusts of which Mr. Crown's children are beneficiaries own beneficially 8,044 shares. Mr. Crown disclaims beneficial ownership of the shares held by the various persons and entities described above.
(c) This figure includes 127,559 shares subject to options held by Mr. Fisher which were exercisable as of March 1, 1996; 45,039 shares held in a trust of which Mr. Fisher is co-trustee; and 39,331 shares, of which Mr. Fisher disclaims beneficial ownership, held in trust for Mr. Fisher's spouse.
(d) As set forth in the following table, for Messrs. Thomas, Istock, Jeffs, Marks and Vitale and all directors and executive officers as a group, the share amounts include any shares subject to options held by such persons which were exercisable as of March 1, 1996, and also include any shares held pursuant to First Chicago's and NBD's respective 401(k) plans as of December 31, 1995, which will be subject to the voting direction of such persons at the Annual Meeting:

                                                                           ALL DIRECTORS
                                                                           AND EXECUTIVE
                         RICHARD L. VERNE G. THOMAS H.  SCOTT P.  DAVID J.  OFFICERS AS
                           THOMAS    ISTOCK  JEFFS II  MARKS, JR.  VITALE     A GROUP
                         ---------- -------- --------- ---------- -------- -------------
  Shares Subject to Op-
   tions Exercisable as
   of March 1, 1996 ....  803,381    31,850       0     118,499   246,920    2,224,503
  Shares Held pursuant
   to 401(k) Plans......   26,329         0       0         196    10,485       95,292

(e) This figure includes 810 shares, of which Mr. Istock disclaims beneficial ownership, held by Mr. Istock's spouse.
(f) This figure includes 119,408 shares held in trusts of which Mr. Reilly is co-trustee; 596 shares held by Mr. Reilly's spouse; and 1,294 shares, of which Mr. Reilly disclaims beneficial ownership, held by Mr. Reilly's spouse as custodian for an adult child.
(g) This figure includes 3,011 shares of Common Stock owned by a corporation the majority of the shares of which are owned by Mr. Ryan.
(h) This figure includes 3,800 shares which are held by a limited partnership in which Mr. Thomas and his wife are general and limited partners, and 397 shares held by various trusts for which Mr. Thomas serves as trustee.
(i) For purposes of this table, the term "executive officers" includes all persons who were executive officers of the Corporation on December 31, 1995.
(j) In addition to shares described in other footnotes to this table, this figure includes 218,892 shares held by executive officers in a fiduciary capacity for another person or held by or for the benefit of family members of executive officers; beneficial ownership with respect to 39,884 of these shares is disclaimed by the respective executive officers.

    ORGANIZATION, COMPENSATION AND NOMINATING COMMITTEE REPORT ON EXECUTIVE
                                  COMPENSATION

  The following is the report of the Organization, Compensation and Nominating Committee of the Corporation for 1995 on executive compensation. The Committee had responsibility for the Corporation's executive compensation program as of the Merger. Subsequent to the Merger, the Committee did not have an opportunity in 1995 to establish compensation policies, address peer group composition, finalize executive compensation program design or make any specific compensation decisions. The Committee will address these matters and implement new executive compensation programs for the Corporation during 1996. To this end, the Senior Management Annual Incentive Plan and the Stock Performance Plan are being submitted in this Proxy Statement for stockholder approval at the 1996 Annual Meeting. Both plans are designed to qualify annual incentive and stock-based incentive awards as "performance-based" in order to help ensure the deductibility of compensation under tax legislation enacted in 1993.

  The sections of the report describing 1995 executive compensation for First Chicago and NBD executives are based on the decisions of each organization's predecessor committee.

FIRST CHICAGO CORPORATION

 Compensation Philosophy

  First Chicago had an executive compensation philosophy which encompassed: (1) guiding principles; (2) the utilization of peer institutions for purposes of compensation management; (3) the role and purpose of each compensation element; and (4) policy statements describing decision-making relative to base salaries, annual incentives and long-term incentives.

  Certain of the guiding principles were:

  . Compensation should play a prominent role in attracting, motivating and encouraging a career commitment on the part of key employees.

  . Compensation programs should reinforce the execution of business strategies, the achievement of key financial and operating objectives and ultimately the enhancement of stockholder value.

  . Compensation opportunities and the mix of compensation program elements should be structured in the context of the pay practices of competing institutions.

  . Performance contributions in a given year, achievements over a sustained period and expectations regarding future contributions should be the primary determinants of individual compensation actions.

  . Judgment and discretion should be an integral part of assessing First
    Chicago's performance as well as individual contributions.

  . First Chicago's performance should be viewed in the context of statutory and regulatory requirements, as well as First Chicago's key constituencies, including stockholders, customers and employees.

  . Funding for annual incentives should be guided in part by performance relative to the peer group assuming at or above threshold performance in relation to the profit plan--target payout for average relative performance, above target payout levels for superior performance in relation to the peer group, lower payout for below average relative performance.

  . Long-term incentive award guidelines should be established each year that directly reflected performance for the year in relation to the peer group--median award opportunities for average relative performance, increased opportunities for superior performance relative to the peer group, reduced opportunities for below average relative performance.

  . Stock ownership should be encouraged to foster an ownership mentality on the part of employees at all levels.

 Peer Institutions

  A group of peer bank holding companies was used as a benchmark for competitive pay levels and compensation practices for First Chicago's senior officers. The selection of firms for inclusion in the peer group reflected several factors including institutional performance, business mix, size and geographic considerations. The specific positioning of First Chicago's total compensation opportunities in relation to the peer group was dependent on relative performance and other considerations including business plan requirements.

  First Chicago conducted and participated in surveys to identify executive compensation practices and levels within the financial services industry, as well as those specifically within the executive officer peer group. Information contained in peer proxies and other sources of competitive data were analyzed and reviewed by the Committee periodically to ensure an understanding of competitive compensation trends and the appropriateness of executive officer compensation positioning.

  The 1995 review indicated that:

 . Salaries for executive officers for 1994 reported in the 1995 proxy statement were below the median of the peer institutions.

 . Incentive awards based on results for 1994 were generally below the median of the peer group for 1994.

 . The stock awards made in 1994 were above the median of the peers' 1994 stock awards. (1993 awards were below 1993 peer awards.)

 Description of the Executive Compensation Program

  Each element of the executive compensation program--base salaries, annual incentives, and long-term incentives--had a specific role with respect to supporting the concept of pay for performance and was designed to reinforce specific job and organizational requirements.

  Base Salary: Base salary represented compensation for discharging job responsibilities and reflected the executive officer's performance over time. Peer salaries for comparable positions were used as reference points in setting salary opportunities for executive officers. The overall goal was to approximate the median salaries paid by the peer group.

  Individual salary adjustments took into account First Chicago's salary increase guidelines for 1995 and individual performance contributions for the past year, as well as sustained performance contributions over a number of years and significant changes in responsibilities, if any. The assessment of individual performance contributions was subjective and did not specifically reflect First Chicago's performance. Salary increase guidelines were based on anticipated salary trends among the peer group and the requirements of the business plan for 1995.

  Annual Incentives: Annual incentives served as the primary compensation vehicle to recognize and reward accomplishments in a given year. Peer incentive awards were utilized as reference points to establish a target pool of funds for executive officers and certain other members of senior management (approximately 75 people in the aggregate), assuming business plan goals were achieved.

  At First Chicago's 1995 Annual Meeting, stockholders approved the Senior Management Annual Incentive Plan to help ensure the tax deductibility of annual incentive awards for executive officers. For 1995, annual incentive funding was based on earnings per share ("EPS") versus plan with EPS automatically adjusted to reflect the impact of extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges. The First Chicago Organization, Compensation and Nominating Committee was permitted to then judgmentally reduce the adjusted EPS results and the related funding. For 1995, there were no automatic increases in results and no reduction in resulting funding applied. First Chicago EPS results for 1995 were above plan as was annual incentive funding. Individual awards for executive officers from the available funding pool were based on a subjective assessment of individual contributions for the year and were not subject to specific criteria. The maximum individual award under the Senior Management Annual Incentive Plan was limited to 200% of base salary.

 Long-Term Incentives:

  First Chicago utilized long-term incentives primarily to provide an earnings opportunity based on First Chicago's success as measured by its common stock performance, and thus link the interests of employees with those of stockholders. Additionally, long-term incentives served to establish an ownership perspective and encouraged the retention of key managers and professionals.

  Stock option awards were granted in January of 1995. Each option was granted at an exercise price based on the market price of a share of First Chicago's common stock on the date of grant. The January option grants have a ten-year term, with one-third of the total grant becoming exercisable after one, two and three years. Exercise of an option grant is subject to continued employment.

  The number of option shares granted to individual executive officers in 1995 was based on a subjective appraisal of past and expected future contributions in relation to the First Chicago stock award guidelines for the year. Also considered were the number of stock options outstanding and prior restricted share awards in determining individual stock option awards. The assessment of individual performance was not subject to specific quantitative criteria. The stock award guidelines were structured to reflect the estimated average value of peer group long-term incentive compensation opportunities and certain assumptions including the future price appreciation of shares of First Chicago common stock. Prior performance was not utilized as a factor with respect to the establishment of the stock award guidelines in 1995. The actual amount to be realized from the stock option awards is dependent on future stock price appreciation.

  In June of 1994, each of the executive officers (other than the Chairman) was granted a performance restricted stock award. The performance restricted stock awards are grants of dividend-bearing shares of First Chicago common stock which were subject to restrictions including the attainment of certain corporate performance criteria for each of the years 1995, 1996 and 1997 (the "performance periods") and the executive officer's continued employment during a period following the three performance periods. Although the shares may be voted and are entitled to reinvested dividends during the restricted period, the shares may not be disposed of by the executive officer until the restrictions lapse.

  The terms of the performance restricted stock awards provide that for each performance period, each executive officer will earn a percentage of one-third of the total shares awarded, plus reinvested dividends. The percentage of shares earned for 1995 was based on the First Chicago total stockholder return ranking for the performance period in relation to the total stockholder return of the 50 banks represented by the Keefe, Bruyette & Woods, Inc. KBW 50 Index. Total stockholder return is defined as the price appreciation of First Chicago common stock plus dividend payments during the applicable performance period. The percentage to be applied ranges from 0% to 150%. Awards, if any, earned for each performance period will be paid out in three annual installments commencing the year immediately following the performance period, contingent upon the executive officer's continued employment at the time of each payment.

  In 1994, the First Chicago Board of Directors approved the use of restorative stock options, so named because upon exercise of an outstanding stock option a new option is granted which "restores" the original option's upside earnings opportunity. Restorative stock options are automatically granted when: (1) an outstanding stock option is exercised by exchanging shares of the Corporation's Common Stock owned for at least six months to pay both the exercise price and the related tax withholding obligations; and (2) the market price of the Corporation's Common Stock is at least 25% higher than the exercise price of the outstanding stock option.

  The number of restorative stock options granted is equal to the number of shares of the Corporation's Common Stock exchanged. All outstanding vested stock option grants are eligible for restorative stock options. Restorative stock options are granted with an exercise price based on the market price of the Corporation's Common Stock on the date of grant, become exercisable six months after the date of the grant and have a term which is equal to that remaining on the original option. The use of restorative stock option grants was consistent with the importance the Corporation has placed on employee ownership of its Common Stock and is intended to encourage earlier exercise of outstanding stock option grants and subsequent retention of stock.

 Stock Ownership Guidelines

  Consistent with the importance placed on long-term incentives, First Chicago had adopted stock ownership guidelines for all senior officers, including executive officers. The goals set forth in the guidelines, which became effective January 1, 1993, and which were amended in May 1994 to establish specific stock ownership guidelines for the positions of President and Vice Chairman, were expected to be achieved over a five year period after attaining the organizational level associated with a specific ownership target.

 Compensation of Richard L. Thomas

  During 1995, Mr. Thomas' annual salary rate was increased from $800,000 to $835,000. The size of the salary increase was consistent with the salary increases for other First Chicago employees at all levels. Mr. Thomas' actual salary-related earnings for 1995 as presented in the Summary Compensation Table are $822,414. The difference between Mr. Thomas' actual salary-related earnings for 1995 and his annual salary rate is due to the timing of his salary increase during the year.

  Consistent with First Chicago results for 1995, which were significantly above plan, and a subjective evaluation of Mr. Thomas' performance (including his contribution to the successful merger of First Chicago and NBD) an annual incentive of $1,670,000 was awarded to Mr. Thomas for 1995.

  In 1995, Mr. Thomas was granted 100,000 stock options and 4,500 restricted shares (which as a result of the Merger converted into an option to purchase 181,000 shares of the Corporation's Common Stock and 8,145 restricted shares). The number of shares granted was based on the Organization, Compensation and Nominating Committee's subjective appraisal of Mr. Thomas' past performance and his expected future contribution to First Chicago in relation to stock award guidelines established for the year.

NBD BANCORP, INC.

  NBD's executive compensation program was designed to enable NBD to attract, motivate and retain top quality executive officers by providing a fully competitive and comprehensive compensation package. It provided for competitive base salaries that reflected individual performance as well as annual variable incentive awards payable in cash for the achievement of preestablished financial performance goals. In addition, long-term, stock-based incentive awards were granted to strengthen the mutuality of interest between the executive officers and NBD's stockholders and to motivate and reward the achievement of important long-term performance objectives of NBD. The Compensation Committee reviewed the percentage relationship between an individual's base salary, annual incentive award and the value of long-term incentive awards, and strived to balance short and long-term incentive objectives and to employ prudent judgment in establishing performance criteria and in determining actual incentive payments. The philosophy was to encourage retention after vesting or exercise dates of stock issued as compensation, net of shares withheld for taxes.

 Annual Compensation

  Annual cash compensation for executive officers consisted of base salaries and variable incentive awards earned under NBD's Executive Incentive Plan ("EIP").

  Base salaries for executive officers were set at levels that were competitive with peer regional banking institutions, using salary surveys as a guide, while also recognizing individual performance. The peer banking institutions for this purpose as well as for determining NBD's relative performance for purposes of annual and long-term incentive awards were substantially the same as the institutions comprising the Salomon Brothers Regional and Superregional Bank Composite Index and the Salomon Brothers 50 Bank Index. Base salaries provided a foundation for determining pay at risk in the annual and long-term incentive awards. The Compensation Committee reviewed individually the increases recommended for senior officers and decided the salary increases for them after assessing NBD's performance relative to the peer banking institutions and peer bank compensation information.

  Annual incentive awards for the executive officers paid from the EIP were based on the achievement of NBD's return on equity ("ROE") goals. Each year the Compensation Committee established a corporate ROE target for the EIP and also established a scale for measuring corporate ROE against that of peer banking institutions. Individual executive officers were assigned target awards expressed as a percent of salary. Target awards were payable if NBD's ROE goal was met, after excluding any special items approved by the Compensation Committee, and if individual performance was deemed to meet NBD's high standards. No awards were payable if NBD's ROE failed to meet a threshold level established by the Compensation Committee. Maximum awards were normally set at 160% of target.

 Long-Term Compensation

  The long-term incentive compensation for executive officers consisted of stock-based awards made under NBD's Performance Incentive Plan ("PIP"). Typically, two types of awards to executive officers were awarded under PIP: performance shares and stock options. Performance shares were directly related to corporate performance. Stock option awards were directly related to increases in stock price. These combined to form a balanced approach to long-term compensation. Long-term incentive awards were issued in the form of stock to increase the level of the executive officers' stock ownership. The Compensation Committee believed that such officers should have sufficient holdings of NBD's common stock so that their decisions appropriately foster growth in the value of NBD.

  Performance shares were awarded annually by the Compensation Committee to NBD's more senior officers using guidelines expressed as a percent of salary. A performance share was one share of NBD's common stock, contingently granted and earned by the achievement of certain financial performance goals for NBD. During the performance period, the shares were issued and outstanding and the executive officer to whom the award has been made has the right to vote the shares and to receive dividends thereon. Restrictions on all or a portion of the shares are removed at the end of the performance period if NBD's average four-year ROE meets or exceeds the established ROE performance goal. If NBD's ROE falls below the minimum threshold established by the Compensation Committee, all shares are forfeited.

  Stock options were the second type of stock-based award issued to executive officers under PIP. Stock options were first granted to senior officers in 1988, and the Compensation Committee had a practice of issuing additional grants every other year since 1988 using guidelines expressed as a percent of salary. In making stock option grants, the Compensation Committee also considered the number of stock options previously granted to executive officers. These grants provided the right to purchase shares of NBD's common stock at the fair market value on the date of grant. Each stock option grant becomes exercisable in five equal annual installments following grant and had a ten-year maximum term. The Compensation Committee also decided in 1991 to include a restorative option provision for some grants to encourage early exercise of stock options and further increase actual ownership to provide greater linkage to stockholder interests. A restorative option allows a participant who exercises the original stock option prior to the participant's retirement, and who pays all or a part of the exercise price of the stock option with shares of NBD's common stock held by the participant for at least six months, to receive a restorative option to purchase the number of shares of NBD's common stock equal to the number of whole shares used by the participant in payment of the exercise price of the original stock option. A restorative option may be exercised six months after the date of its grant and not later than the date of expiration of the original stock option to which the restorative option is related, and the exercise price may not be less than 100% of the fair market value of the common stock on the date the restorative option is granted.

  Restricted shares were awarded annually by the Compensation Committee and have generally been made to less senior officers who would not have received performance share awards. These were awards of shares of NBD's common stock without corporate performance requirements but with the requirement of continuing employment for award periods generally of five year duration.

 Compensation of Verne G. Istock

  Mr. Istock was elected President and Chief Executive Officer of the Corporation as of December 1, 1995. From January 1994 until the date of the Merger, Mr. Istock served as Chairman and Chief Executive Officer of NBD.

  During 1995, Mr. Istock's annual base salary rate was increased from $725,000 to $750,000. The adjustment was consistent with NBD's overall salary increases for 1995 for employees at all levels and reflected two factors: (1) Mr. Istock's performance for 1994 and (2) the Compensation Committee's desire to position Mr. Istock's base salary rate at a level comparable to that of the chief executive officers of NBD's peer banking institutions. Mr. Istock's actual salary-related earnings for 1995 as presented in the Summary Compensation Table are $746,154. The difference between Mr. Istock's actual salary-related earnings for 1995 and his annual salary rate is due primarily to the timing of his salary increase during the year.

  Consistent with NBD's overall performance including achievement of its 1994 ROE target, and the Compensation Committee's assessment of Mr. Istock's achievements during 1994, Mr. Istock received an annual incentive award of $435,000.

  For 1995, the Compensation Committee recommended and NBD's Board of Directors approved an annual incentive award of $550,000. The Committee determined that Mr. Istock's award should recognize the successful completion of the Merger and NBD's financial performance relative to its 1995 ROE target.

  Under NBD's PIP, two types of awards to executive officers were generally provided: performance shares and stock options. Performance share awards were based on achieving and sustaining NBD's ROE performance equal to or better than the average for the peer banking institutions over four-year performance periods.

  In 1994, Mr. Istock was granted 15,800 performance shares and 60,000 stock options. In addition, 25,000 restricted shares were granted to recognize his election as Chairman and Chief Executive Officer of NBD and to assure management continuity and a smooth leadership transition.

  In 1995, Mr. Istock was granted 17,000 performance shares. No stock options were granted in 1995 given NBD's practice of providing option grants every other year. Since NBD met the ROE goal for the four years ending December 31, 1995, Mr. Istock received the performance shares related to that period without restriction. The value of these shares was $372,600, as shown in the Summary Compensation Table in the column titled "LTIP Payouts".

COMPENSATION DEDUCTIBILITY

  The Internal Revenue Code limits the allowable deductions for federal income tax purposes of compensation paid by a publicly-held corporation. The limit, which applies to a corporation's chief executive officer and its other four most highly compensated executive officers employed at year end, is $1 million per executive per year subject to certain preestablished objective performance-based exceptions. In 1995, the policy of both First Chicago and NBD was to ensure the maximum tax deductibility of executive officer compensation. All compensation paid for 1995 to the Corporation's Chief Executive Officer and the other four most highly compensated executive officers employed by the Corporation at the end of 1995 was deductible.

                                      Respectfully submitted,
                                      The Organization, Compensation and
                                      Nominating Committee

                                      James J. O'Connor, Chair
                                      James K. Baker
                                      James S. Crown
                                      Maureen A. Fay, O.P.
                                      Richard A. Manoogian
                                      Adele Simmons

                               PERFORMANCE GRAPH

  The following graph compares the cumulative total return on the common stock of First Chicago ("First Chicago/FCN") and NBD ("NBD/FCN") with the Standard & Poor's 500 Index (the "S&P 500 Index"), the KBW 50 Index published by Keefe, Bruyette & Woods, Inc. (the "KBW 50 Index"), the Salomon Brothers 50 Bank Index (the "Salomon 50-Bank Index") and the Salomon Brothers Regional and Superregional Bank Composite Index (the "Salomon Regional Index"). The S&P 500 Index is a broad based market index, and both the KBW 50 Index and the Salomon 50-Bank Index include a cross-section of major banking institutions; each of these indices includes the Corporation's Common Stock. The Salomon Regional Bank Index, which had included NBD's common stock prior to the Merger, represents a cross-section of regional and super-regional banks, but excludes money center banks. The values in the graph show the relative performance of a $100 investment made on December 31, 1990, in First Chicago common stock, NBD common stock, the S&P 500 Index, the KBW 50 Index, the Salomon 50-Bank Index and the Salomon Regional Index, with reinvestment of dividends.

   Comparison of Five Year Cumulative Total Return(/1/)
   Among First Chicago, NBD, S&P 500 Index, KBW 50 Index, Salomon 50-Bank Index and Salomon Regional Index.(/2/)

                       [PERFORMANCE GRAPH APPEARS HERE]

                         1990         1991         1992         1993         1994         1995
  First Chicago/FCN      100          164          257          311          357          551
  NBD/FCN                100          140          159          150          143          215
  S&P 500                100          130          140          154          156          215
  KBW 50                 100          158          202          213          202          324
  Salomon 50-Bank        100          160          213          231          222          338
  Salomon Regional       100          174          223          232          223          343

- -------
(1) Assumes $100 invested at December 31, 1990, with reinvested dividends.
(2) At December 31 in each year.

  In the future, the Corporation will compare the cumulative total return of its Common Stock to the KBW 50 Index. Prior to the Merger, First Chicago had compared the cumulative total return of its common stock with the KBW 50 Index, and NBD had compared the cumulative total return of its common stock with the Salomon 50-Bank Index and the Salomon Regional Index. The Corporation has selected the KBW 50 Index for future comparisons instead of the Salomon 50-Bank Index or the Salomon Regional Index for the following reasons: (i) in light of the Corporation's asset size and other characteristics, the banks included in the KBW 50 Index are more comparable to the Corporation than are the banks in the Salomon Regional Index; (ii) in recent years, the KBW 50 Index has been comprised of a more stable group of banks, while the composition of the other indices has experienced more change due to mergers; and (iii) the KBW 50 Index is a total return index which assumes dividend reinvestment, while the Salomon Regional Index and the Salomon 50-Bank Index reflect stock price appreciation without dividend reinvestment, necessitating additional calculations in order to determine cumulative total return.

                       COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE OFFICER COMPENSATION TABLE

  The following table sets forth the compensation paid, earned or awarded for the years indicated therein, to the Corporation's chief executive officer and its other four most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                  LONG TERM COMPENSATION
                                                             -----------------------------------
                                     ANNUAL COMPENSATION             AWARDS             PAYOUTS
                                 --------------------------- -------------------------- --------
                                                      OTHER                                            ALL
                                                     ANNUAL  RESTRICTED     SECURITIES                OTHER
                                                     COMPEN-   STOCK        UNDERLYING               COMPEN-
    NAME AND PRINCIPAL            SALARY             SATION    AWARDS      OPTIONS/SARS   LTIP        SATION
         POSITION           YEAR   ($)    BONUS ($)  ($)(1)  ($)(2)(3)        (#)(4)    PAYOUTS       ($)(5)
- --------------------------  ---- -------- ---------- ------- ----------    ------------ --------    ----------
Richard L. Thomas ........  1995 $822,414 $1,670,000 $10,421  $ 213,725      440,377    $      0    $1,176,047
Chairman of the Board       1994  785,057    975,000   9,343          0      596,167           0        23,927
                            1993  719,157  1,300,000  10,689          0      108,600           0        21,825

Verne G. Istock...........  1995  746,154    550,000  65,934          0       60,468     372,600(6)      6,000
President and Chief         1994  724,135    435,000  51,698    690,625       71,060     349,650         5,942
Executive Officer           1993  500,001    300,000  40,274          0       33,770     277,552         6,803

Thomas H. Jeffs II........  1995  652,500    400,000  55,556          0       54,123     356,400(6)      6,000
Vice Chairman of the Board  1994  649,423    350,000  46,816    690,625       62,997     341,845         5,942
                            1993  500,001    300,000  40,274          0       20,342     277,552         6,803

Scott P. Marks, Jr........  1995  317,988    525,000   6,397          0      127,158           0         9,915
Vice Chairman of the Board  1994  295,659    525,000   6,495    931,875       74,571           0         9,245
                            1993  269,923    450,000   6,244    218,938(7)    25,340           0         8,348

David J. Vitale...........  1995  419,349    750,000   6,495          0      169,867           0        12,955
Vice Chairman of the Board  1994  396,437    450,000   6,495  1,065,000      133,055           0        12,268
                            1993  345,594    650,000   6,712          0       47,060           0        10,618

- -------
(1) All amounts included in this column for Messrs. Istock and Jeffs represent cash dividends on performance shares granted by NBD which are earned at the same rate, prior to the Merger, as dividends on NBD's common stock, and after the Merger, as dividends on the Corporation's Common Stock.
(2) In 1995, First Chicago awarded Mr. Thomas 8,145 restricted shares of the Corporation's Common Stock. The restrictions lapsed on 2,715 of these shares one year from the date of grant, and the restrictions on the remaining 5,430 shares lapsed approximately fifteen months after the grant date. Dividends on these shares were payable in cash.
   In 1994, NBD awarded each of Messrs. Istock and Jeffs 25,000 restricted shares of the Corporation's Common Stock. These restricted share awards vest in three equal installments at the end of 1996, 1997 and 1998. Dividends on these shares are payable in cash.
   In 1994, First Chicago awarded Messrs. Marks and Vitale performance restricted stock awards of dividend-bearing shares of the Corporation's Common Stock. As originally structured, unrestricted ownership of these shares would be earned upon the attainment of certain corporate performance criteria during each of the years 1995, 1996 and 1997 (each, a "performance period"). For each performance period, the executive officer would earn a stated percentage of one-third of the number of shares granted, plus reinvested dividends. The determination of the percentage, which would range from 0% to 150%, was to be based upon the relative ranking of First Chicago's total stockholder return for the applicable performance period as compared with the total stockholder return of the 50 banks comprising the KBW 50 Index. Total stockholder return would be measured by the stock price appreciation of First Chicago's common stock plus dividend payout during the applicable performance period. Awards, if any, earned for each performance period would be paid in three annual installments commencing the year immediately following the performance period, with one-third of the earned award being paid in the first installment, one-half of the remaining award being paid in the second installment, and the remainder of the award being paid in the final installment. The payment of each installment would be contingent upon the executive officer's continued employment at the time of such payment. A total of 67,875 performance restricted shares were granted in 1994 to the executive officers named in the Summary Compensation Table. For the 1995 performance period, 125% of the first one-third of the performance restricted shares granted (plus reinvested dividends accrued thereon) were earned. These shares will be paid in three annual installments in 1996, 1997 and 1998, contingent upon the executive officer's continued employment. Dividends on the earned shares will be paid in cash.
   Following the Merger, in February of 1996, the remaining two-thirds of the performance restricted shares originally granted by First Chicago in 1994, plus reinvested dividends previously accrued thereon, were converted into performance shares which may be earned upon the attainment of certain performance criteria during three new calendar year-based performance periods: 1996, 1996-1997 and 1996-1998. For each new performance period, the executive officer will earn a stated percentage of one-third of the number of performance restricted shares remaining from the original grant. The determination of the percentage of the shares earned, which may range from 0% to 150%, will be based upon the Corporation's ROE relative to the ROE of peer banking institutions selected by the Organization, Compensation and Nominating Committee for each year in the new performance period averaged for the number of years in the performance period. All earned shares will be paid immediately after completion of the new performance period. Dividends on the performance shares will be paid in cash.
(3) The dollar values shown in the Restricted Stock Awards column are based upon the market price of the common stock of the corporation (First Chicago or NBD) that granted the award on the date the restricted shares were granted. Dividends on the performance restricted shares granted by First Chicago in 1994 were reinvested in common stock of First Chicago, prior to the Merger, and of the Corporation, subsequent to the Merger; effective April 1, 1996, dividends on these shares will be payable in cash. Dividends on all other restricted shares are payable in cash.
   At December 31, 1995, the aggregate number of restricted shares of the Corporation's Common Stock held by the executive officers named in the Summary Compensation Table and the value of these shares, based upon the $39.50 per share closing price of the Corporation's Common Stock on December 29, 1995, were as follows:

                                                           NUMBER OF
                  NAME                                      SHARES     VALUE
            ----------------                               --------- ----------
            Richard L. Thomas............................. 53,191.27 $2,101,055
            Verne G. Istock............................... 25,000.00    987,500
            Thomas H. Jeffs II............................ 25,000.00    987,500
            Scott P. Marks, Jr............................ 71,768.76  2,834,866
            David J. Vitale............................... 72,291.34  2,855,508

(4) First Chicago Stock Option Awards
   The amounts included in this column for Messrs. Thomas, Marks and Vitale include new stock options and restorative stock options granted under First Chicago's Stock Incentive Plan (the "First Chicago SIP"). First Chicago granted new stock options in 1995 for 181,000, 47,965, and 72,400 shares to Messrs. Thomas, Marks and Vitale, respectively. First Chicago granted new stock options in 1994 for 387,340, 41,178 and 66,518 shares to Messrs. Thomas, Marks and Vitale, respectively. All other First Chicago stock option grants for 1995 and 1994 were restorative stock options. All First Chicago stock options granted in 1993 were new grants. For a description of restorative stock options under the First Chicago SIP, see the Organization, Compensation and Nominating Committee Report on Executive Compensation contained herein and footnote (2) to the "Options/SAR Grants in Last Fiscal Year" table below.

  NBD Stock Option Awards
   The amounts included in this column for Messrs. Istock and Jeffs include new stock options and restorative stock options granted under NBD's Performance Incentive Plan (the "NBD PIP"). All NBD stock options granted in 1995 and 1993 were restorative options. NBD granted new stock options in 1994 of 60,000 and 50,000 shares of the Corporation's Common Stock to Messrs. Istock and Jeffs, respectively. All other NBD stock option grants for 1994 were restorative options. For a description of restorative options under the NBD PIP, see the Organization, Compensation and Nominating Committee Report on Executive Compensation contained herein and footnote (3) to the "Options/SAR Grants in Last Fiscal Year" table below.
(5) The amounts included in this column for Messrs. Marks and Vitale represent matching contributions to the First Chicago 401(k) and supplemental 401(k) plans. For Mr. Thomas, the 1995 amount includes $25,047 of such matching contributions and $1,151,000 to be paid in 1996 in connection with his retirement. See "Retirement of Mr. Thomas" below. The amounts included in this column for 1995 for Messrs. Istock and Jeffs represent matching contributions to NBD's 401(k) plan.
(6) Amounts reflect the $40.50 per share market value of the Corporation's Common Stock on March 8, 1996, the date on which the Organization, Nominating and Compensation Committee certified attainment of the performance criteria on which the awards were based.
(7) Includes 6,335 restricted shares which vested one year from the date of grant.

OPTION GRANTS TABLE

  The following table provides information on stock options granted in 1995 to the executive officers named in the Summary Compensation Table. In 1995, First Chicago granted both new and restorative stock options to Messrs. Thomas, Marks and Vitale; NBD granted only restorative options to Messrs. Istock and Jeffs. All options granted by First Chicago and NBD in 1995 were non-qualified stock options, and no stock appreciation rights ("SARs") were granted in 1995.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS
                         ------------------------------------------------------------
                             NUMBER OF     PERCENT OF TOTAL
                            SECURITIES       OPTIONS/SARS
                            UNDERLYING        GRANTED TO
                             OPTIONS/        EMPLOYEES IN     EXERCISE OR             GRANT DATE PRESENT
                         SARS GRANTED (#)     FISCAL YEAR      BASE PRICE  EXPIRATION     VALUE ($)
    NAME                     (1)(2)(3)            (4)            ($/SH)       DATE           (5)
- -------------            ----------------- ------------------ ------------ ---------- ------------------
Richard L. Thomas.......  181,000              4.36%          $25.79       01/13/05   $1,214,510
                                    45,029               1.08        32.21   02/09/00            271,975
                                    54,633               1.32        32.21   02/08/01            358,939
                                   102,251               2.46        32.21   02/14/02            715,757
                                    57,464               1.38        32.21   01/08/03            419,487
Verne G. Istock.........             9,286               0.22        33.81   06/28/00             59,245
                                    11,363               0.27        33.81   06/14/02             83,177
                                    11,201               0.27        33.81   06/19/04             88,712
                                     9,928               0.24        39.75   06/28/00             78,332
                                     4,479               0.12        39.75   06/14/02             41,252
                                    14,211               0.34        39.75   03/13/98             77,024
Thomas H. Jeffs II......            17,529               0.42        39.75   06/28/00            138,304
                                    15,585               0.38        39.75   06/14/02            143,538
                                    13,069               0.31        39.75   03/13/98             70,834
                                     7,940               0.20        39.75   06/19/04             80,353
Scott P. Marks, Jr......   47,965              1.16            25.79       01/13/05      297,383
                                    18,804               0.45        29.93   02/09/00            117,149
                                    23,664               0.57        29.93   02/14/02            168,014
                                     4,476               0.11        29.93   02/10/99             25,110
                                     8,969               0.22        37.70   02/10/99             59,106
                                    12,538               0.30        37.70   01/08/03            116,729
                                    10,742               0.26        37.70   01/14/04            104,305
David J. Vitale.........   72,400              1.74            25.79       01/13/05      448,880
                                    22,397               0.54        31.83   02/09/00            133,710
                                    19,505               0.47        31.83   02/08/01            126,197
                                    32,097               0.77        31.83   02/14/02            220,506
                                    23,468               0.57        31.83   01/08/03            167,796

- -------
(1) The first line of the "Options/SARs Granted" column for Messrs. Thomas, Marks and Vitale denotes new grants made by First Chicago in 1995; all other grants by First Chicago in 1995 are restorative options. Except for Mr. Thomas' grants, one third of each new option grant by First Chicago becomes exercisable on the first, second and third anniversaries of the grant date, which was January 13, 1995. One third of Mr. Thomas' grant of 181,000 options became exercisable on January 13, 1996, and the remaining two-thirds became exercisable on April 1, 1996. Restorative stock options are exercisable six months from the grant date. See footnote (2) to this table for a further explanation of restorative stock options.

(2) In 1994, First Chicago, pursuant to the First Chicago SIP, instituted the grant of restorative options which "restore" a stock option's upside earnings potential through the grant of a replacement option upon exercise of the original option. Restorative options under the First Chicago SIP are automatically granted when: (a) an outstanding stock option is exercised by an employee exchanging Common Stock owned by the employee for at least six months to pay both the exercise price and the related tax withholding obligations; and (b) the market price of the Common Stock is at least 25% higher than the exercise price of the outstanding stock option. The number of restorative options granted is equal to the number of shares of Common Stock exchanged by the employee. All outstanding vested stock options are eligible for restorative stock options. A restorative stock option will not be granted upon the exercise of a restorative stock option. Restorative stock options are granted with an exercise price based on the market price of the Common Stock on the date of the grant, become exercisable six months after the date of the grant and have a term which is equal to that remaining on the original option.

(3) In 1991, NBD, pursuant to the NBD PIP, instituted the grant of restorative options. A restorative option allows a participant in the NBD PIP who exercises a stock option prior to retirement, and who pays all or a part of the exercise price of a stock option with shares of Common Stock held by the participant for at least six months, to receive a restorative option to purchase the number of shares of Common Stock equal to the number of whole shares used by the participant in payment of the exercise price of the original stock option. Restorative options become exercisable six months after the date of grant. The expiration date of a restorative option is the expiration date of the original stock option to which it relates, and the exercise price is not less than 100% of the fair market value of the Corporation's Common Stock on the date the restorative option is granted.

(4) The percentages shown in the table are based on total options granted by First Chicago and NBD in 1995 (both new and restorative options) on 4,150,742 shares of the Corporation's Common Stock.

(5) The grant date present values shown in the table are determined using the Black-Sholes option pricing model. Except with respect to the new options awarded Mr. Thomas in 1995, the assumptions used in calculating the Black-Sholes present value of $6.20 per option for new option grants were as follows:

(a) Volatility: 23.31%--based on 10 years of daily stock prices from January 14, 1985, through January 13, 1995;

(b) Risk-Free Rate of Return: 7.70%--estimated 10 year zero coupon treasury yield;

(c) Dividend Yield: 4.63%--dividend at the time of grant divided by the stock price at the time of grant;

(d) Option Duration (time of exercise and vesting): 1/3 of option assumed to commence one year from grant date with a nine year term, 1/3 to commence two years from grant date with an eight year term and 1/3 to commence three years from grant date with a seven year term, all discounted back to grant date using applicable zero coupon treasury rates.

  The calculation with respect to Mr. Thomas' grant of 181,000 options, having a present value of $6.71 per option, assumes the volatility, risk-free rate of return and dividend yield set forth above, and an option duration whereby 1/3 of the option is assumed to commence one year from the grant date with a nine year term, and 2/3 to commence 15 months from the grant date with a term of approximately 8.75 years.

  The calculations with respect to all restorative options assume: (a) volatility based on 10 years of daily stock prices prior to the grant date;
  (b) a risk-free rate of return equal to the estimated 10 year zero coupon treasury yield on the grant date; (c) a dividend yield equal to the dividend on the grant date divided by the stock price on such date; and (d) the restorative option vesting six months after the grant date and having a term equal to the remaining term of the original option. The specific assumptions used for the calculation of the grant date present values for the restorative options granted to the named executive officers are as follows:

                               NUMBER OF      DATE                RISK-FREE    DIVIDEND
                            OPTIONS GRANTED GRANTED  VOLATILITY RATE OF RETURN  YIELD
                            --------------- -------- ---------- -------------- --------
   Richard L. Thomas.......     259,377      5/18/95   23.16%        6.64%       3.98%
   Verne G. Istock.........      31,850      7/21/95   23.20         6.61        3.98
                                 28,618     10/19/95   23.08         6.01        3.33
   Thomas H. Jeffs II......      54,123     10/19/95   23.08         6.01        3.33
   Scott P. Marks, Jr......      46,944      4/26/95   23.22         7.08        4.16
                                 32,249     10/27/95   23.16         6.10        3.45
   David J. Vitale.........      97,467      5/30/95   23.16         6.33        3.99

  No adjustments were made in calculating the grant date present value of an option to account for potential forfeiture or the non-transferable nature of the option.

  The actual value of the options will depend on the market value of the Common Stock on the dates the options are exercised. No realization of value from the options is possible without an increase in the price of the Common Stock, which would benefit all stockholders.

1995 OPTION EXERCISES AND YEAR-END OPTION VALUE TABLE

  The following table provides information on options exercised in 1995 by the executive officers named in the Summary Compensation Table, the number of unexercised options each of them held at December 31, 1995, and the value of the unexercised in-the-money options each of them held as of that date. No SARs were outstanding at any time during 1995.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION /SAR VALUES

                               NUMBER OF SECURITIES
          SHARES              UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
         ACQUIRED                  OPTIONS/SARS        IN-THE-MONEY OPTIONS/SARS
            ON      VALUE          AT FY-END (#)           AT FY-END ($) (1)
         EXERCISE  REALIZED  ------------------------- -------------------------
     NAME  (#)       ($)     EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
- ----------------- ---------- ----------- ------------- ----------- -------------
Richard
 L.
 Thomas. 378,566  $5,859,001   577,735      475,428    $6,149,869   $6,909,405
Verne
 G.
 Istock.  70,580     372,456         0       93,850             0      702,147
Thomas
 H.
 Jeffs
 II....   71,089     674,393         0       54,000             0      457,500
Scott
 P.
 Marks,
 Jr....  105,733   1,569,936    80,338      116,113       894,399    1,328,888
David
 J.
 Vitale. 133,488   2,049,495   184,927      132,433     1,936,820    2,022,372

- -------
(1) The values shown in the table are based on the $39.50 per share closing price of the Corporation's Common Stock on December 29, 1995, less the exercise price of the options.

LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR TABLE

  The following table provides information on performance share awards made by NBD in 1995 under the NBD PIP to Messrs. Istock and Jeffs. Messrs. Thomas, Marks and Vitale did not participate in this plan in 1995.

             LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

                                                           ESTIMATED FUTURE
                                           PERFORMANCE    PERFORMANCE SHARE
                                            OR OTHER   PAYOUTS UNDER NON-STOCK
                                NUMBER OF    PERIOD       PRICE-BASED PLANS
                               PERFORMANCE    UNTIL    ------------------------
                                SHARES(1)  MATURATION  THRESHOLD TARGET MAXIMUM
         NAME                      (#)      OR PAYOUT     (#)     (#)     (#)
   -----------------           ----------- ----------- --------- ------ -------
   Verne G. Istock............   17,000     1995-1998       0    17,000 17,000
   Thomas H. Jeffs II.........   13,000     1995-1998       0    13,000 13,000

- -------
(1) Each performance share awarded in 1995 consisted of one share of the Corporation's Common Stock, contingently granted and earned by achievement of certain return-on-equity goals for NBD compared to other peer banking institutions. During the performance period indicated above, the shares are issued and outstanding and the executive officer to whom the award has been made has the right to vote such shares and to receive dividends thereon. For a more complete discussion, see "Organization, Compensation and Nominating Committee Report on Executive Compensation--NBD BANCORP, INC.-- Long-Term Compensation."

  In February 1996, all outstanding performance shares previously awarded by NBD ("existing performance shares") were modified. For each existing performance share grant, the shares earned for the portion of the performance period completed at the end of 1995 were calculated, and these earned shares were converted to restricted shares paying cash dividends with restrictions lapsing at the end of the original performance period if the executive officer remains employed by the Corporation on that date. With respect to the remainder of each performance share grant, the performance criteria were revised so that the executive officer will earn a percentage of the performance shares, which may range from 0% to 150% of the shares granted, based upon the Corporation's ROE relative to the ROE of peer banking institutions selected by the Organization, Compensation and Nominating Committee for each year in the performance period averaged for the number of years in the performance period.

PENSION PLANS

  Prior to the Merger, First Chicago and NBD had established separate pension plans for the benefit of their respective employees. Each of these plans continues to be in effect and is described below.

 First Chicago

  In general, salaried employees of designated First Chicago subsidiaries are eligible to participate in the First Chicago Pension Plan upon both attaining age 21 and completing one year of service. A participant is 100% vested after completing five years of vesting service. Generally, an employee who has completed 15 years of vesting service may elect, upon adequate notice, early retirement after attaining age 55. With certain exceptions, upon reaching age 65 or after completing five years of vesting service, if later, each participant is entitled to receive annual retirement income (in monthly installments) for life equal to the average of the highest annual rates of base salary paid to the participant in each of the participant's last five years of employment, multiplied by a percentage (which may not exceed 70%) computed by multiplying the number of years of credited service under the Pension Plan by 2%. There is no reduction for federal Social Security in pension benefits for participants who retired after 1988.

  First Chicago's Supplemental Pension Plan was adopted to permit the payment of supplemental benefits to employees whose annual benefits upon retirement under the Pension Plan would exceed those permitted by the Internal Revenue Code of 1986, as amended (the "Code"). The Supplemental Pension Plan provides that if at any time the amount of the annual retirement benefit which would otherwise be payable under the Pension Plan to a person who has completed five or more years of vesting service is or becomes limited by reason of compliance with the Code, such person shall be entitled to receive under the Supplemental Pension Plan a supplemental benefit equal to the difference between the benefit such person receives under the Pension Plan and the benefit such person would have received if such limitation had not been included. The benefit is payable from the general assets of the Corporation.

  First Chicago's Executive Retirement Plan provides certain senior officers with an additional retirement benefit payable from the general assets of the Corporation. The benefit payable under the Executive Retirement Plan is equal to the incremental benefit that would be provided under the Pension Plan and the Supplemental Pension Plan if an amount equal to the average of the participant's five largest annual bonus awards (with a maximum limit per year of 50% of base salary) were added to the participant's base salary for purposes of calculating the retirement benefits payable under the Pension Plan and Supplemental Pension Plan.

  The following table illustrates the estimated annual benefits payable upon retirement for specified average compensation rates and years of credited service classifications assuming retirement at age 65. The amounts shown in the table include amounts payable pursuant to the Supplemental Pension Plan and the Executive Retirement Plan.

                                     ESTIMATED ANNUAL RETIREMENT BENEFITS WITH
                                        INDICATED YEARS OF CREDITED SERVICE
        COVERED                     --------------------------------------------
      COMPENSATION                     15       20       25       30       35
      ------------                  -------- -------- -------- -------- --------
       $  200,000.................  $ 60,000 $ 80,000 $100,000 $120,000 $140,000
          400,000.................   120,000  160,000  200,000  240,000  280,000
          600,000.................   180,000  240,000  300,000  360,000  420,000
          800,000.................   240,000  320,000  400,000  480,000  560,000
        1,000,000.................   300,000  400,000  500,000  600,000  700,000
        1,200,000.................   360,000  480,000  600,000  720,000  840,000
        1,400,000.................   420,000  560,000  700,000  840,000  980,000

  The years of credited service and covered compensation under the Pension Plan (including the Supplemental Pension Plan) and Executive Retirement Plan as of January 1, 1996, for the covered executive officers named in the Summary Compensation Table are as follows:

                                                 RICHARD L.  SCOTT P.  DAVID J.
                                                   THOMAS   MARKS, JR.  VITALE
                                                 ---------- ---------- --------
  Years of Credited Service.....................     35         11        28
  Covered Compensation(1)....................... $1,081,500  $418,050  $537,000

- -------
(1) These amounts represent the average aggregate covered compensation under the Pension Plan (including the Supplemental Pension Plan) and Executive Retirement Plan for the past five years.

 NBD

  NBD's Employees' Retirement Plan covers salaried employees of NBD and certain affiliated companies. The plan provides for normal retirement benefits upon retirement at age 65. The normal retirement age under the plan is tied generally to the age at which a participant is entitled to receive unreduced Social Security benefits. Accordingly, the age will increase beginning in 2004 and may be subject to further change thereafter as a result of changes in applicable Social Security rules. Optional retirement at reduced benefit levels is provided for on or after attaining age 55 with at least five years of service.

  Benefits under the plan are based on years of credited service in accordance with the provisions of the plan and on average compensation for the five highest of the final ten years preceding retirement. Compensation covered by the plan is substantially identical to the annual compensation reported in the Summary Compensation Table, except that severance pay, tuition reimbursements, and items of imputed income due to employee life insurance, automobile use and the like are not covered as compensation for plan purposes. Benefits are integrated with federal Social Security benefits.

  Federal law limits the annual benefits that can be paid from any funded retirement plan that qualifies for federal tax exemption, and the amount for calendar year 1996 is $120,000. In addition, federal law limits the amount of covered compensation for purposes of calculating pension benefits. As of January 1, 1996, that maximum is $150,000. To the extent that annual benefits payable from the Retirement Plan are so limited, benefits are provided under the "Pension Restoration/Supplemental Plan for Certain Employees of NBD Bancorp, Inc." so as to provide designated employees with the benefits to which they are, except for such limitation, entitled.

  Annual pension amounts shown in the following table are straight life annuities and are inclusive of amounts payable under the Pension
Restoration/Supplemental Plan, but do not reflect the offset of the applicable portion of Social Security benefits determined under the law in effect as of January 1, 1996, for an employee then age 65.

       COMPENSATION
      (5 YEAR AVERAGE                        YEARS OF SERVICE
         PRECEDING         -----------------------------------------------------
        RETIREMENT)           15       20       25       30       35       40
      ---------------      -------- -------- -------- -------- -------- --------
 $  250,000..............  $ 60,000 $ 80,000 $100,000 $120,000 $140,000 $160,000
    500,000..............   120,000  160,000  200,000  240,000  280,000  320,000
    750,000..............   180,000  240,000  300,000  360,000  420,000  480,000
  1,000,000..............   240,000  320,000  400,000  480,000  560,000  640,000
  1,250,000..............   300,000  400,000  500,000  600,000  700,000  800,000
  1,500,000..............   360,000  480,000  600,000  720,000  840,000  960,000

  The years of credited service and covered compensation under the Employees' Retirement Plan (including the Pension Restoration/Supplemental Plan) as of January 1, 1996, for the covered executive officers named in the Summary Compensation Table are as follows:

                                              VERNE G. ISTOCK THOMAS H. JEFFS II
                                              --------------- ------------------
      Years of Credited Service..............       32                33
      Covered Compensation(1)................    $893,492          $929,775

- -------
(1) These amounts represent the covered compensation under the Employees' Retirement Plan (including the Pension Restoration/Supplemental Plan).

RETIREMENT OF MR. THOMAS

  Mr. Thomas will retire as Chairman of the Board of the Corporation on May 10, 1996, at which time Mr. Istock will become Chairman. In connection with Mr. Thomas's retirement, First Chicago's Board of Directors authorized a $151,000 cash payment for Mr. Thomas's lifetime of service, which was paid in January 1996. In addition, the Corporation will provide office space and secretarial support to Mr. Thomas for his lifetime, and, while he serves as a director of the Corporation, a car and driver, business travel and entertainment expense reimbursement up to $50,000 per year, and continuation of his residential security system. Upon his retirement, Mr. Thomas will receive a special service recognition award of $1,000,000.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

  Employment Agreements. Employment agreements are in effect between the Corporation and certain key executives (including Messrs. Thomas, Istock, Jeffs, Marks and Vitale). Each of these employment agreements (the "Employment Agreements") provides that in the event an employee who is party to an Employment Agreement (a "Covered Executive") is terminated during the two-year period following the Effective Time of the Merger other than due to death, disability or for cause (as defined in the Employment Agreements) or if such Covered Executive terminates his employment for Good Reason (defined in the Employment Agreements to include a material diminution of duties and responsibilities or benefits), the Covered Executive will receive a severance payment consisting of: (a) the Covered Executive's base salary through the date of termination, (b) a proportionate bonus based upon the average bonus paid to the Covered Executive with respect to the three fiscal years prior to the Effective Time (the "Average Bonus"), (c) two and one-half times the sum of the Covered Executive's base salary and the Average Bonus, and (d) unpaid deferred compensation and vacation pay. The Covered Executive will also be entitled to a payment equal to the actuarial value of the additional service credit under the Corporation's qualified and supplemental retirement plans the Covered Executive would have received had the Covered Executive remained employed for 30 months after the date of termination, which amount will be payable pursuant to the terms of the supplemental retirement plans. The factors that provide the basis for calculating the severance payments and additional service credit payments vary over time, and consequently can only be determined as of the specific date upon which any such payments accrue. If payments had been made at the Effective Time, the total of such severance payments and additional service credit payments to each of Messrs. Thomas, Istock, Jeffs, Marks and Vitale would have been $6,850,500, $3,859,300, $3,387,800, $2,702,500 and $3,264,500,
respectively. A Covered Executive whose employment is not terminated in the manner described in this paragraph will not be entitled to receive any severance or additional service credit payments under the Employment Agreements. In addition to such severance payments and additional service credit payments, the Covered Executive is entitled to continued employee welfare benefits for 30 months after his date of termination. The Corporation will also provide the Covered Executive with outplacement services, secretarial support, office space and a company car (if provided prior to the termination of employment) for one year following such termination. In addition, the Employment Agreements provide that in the event a Covered Executive becomes entitled to receive a severance payment, additional service credit payment and other severance benefits and such severance payment and benefits are subject to an excise tax, the Covered Executive will become entitled to receive an additional payment in an amount such that after the payment of all income and excise taxes, the Covered Executive will be in the same after-tax position as if no excise tax has been imposed (the severance payments and benefits described in this paragraph, collectively, the "Severance Benefits").

  Change of Control Agreements. Change of control severance agreements are in effect between the Corporation and certain key executives (including Messrs. Thomas, Istock, Jeffs, Marks and Vitale). These executive change of control agreements (the "Change of Control Agreements") were effective as of July 11, 1995, the date of the Merger Agreement, have been general obligations of the Corporation since the Effective Time, and provide, generally, that if, within three years subsequent to a change of control of the Corporation (a "Change of Control"), or the 30-day period which begins one year after the Change of Control, the executive's employment is terminated (other than for cause, or for other limited reasons specified in the Change of Control Agreements), or if the executive terminates employment for Good Reason (defined in the Change of Control Agreements to include a diminution of duties and responsibilities or benefits), the executive will be entitled to receive the Severance Benefits described above. The Merger did not constitute a change of control for purposes of the Change of Control Agreements.

  In the case of First Chicago, the Change of Control Agreements amended the change of control employment agreements previously in effect between First Chicago and key executives of First Chicago. In the case of NBD, the Change of Control Agreements replaced the change of control separation agreements previously in effect between NBD and certain key executives of NBD. The original change of control agreements with such executives provided benefits substantially similar to the Severance Benefits as described above but did not provide for any additional payments to an executive upon the imposition of an excise tax.

                  STOCKHOLDER APPROVAL OF DIRECTOR STOCK PLAN

  Introduction. At the Annual Meeting, there will be submitted a proposal to approve the Director Stock Plan of the Corporation (the "Director Stock Plan" or the "Plan"). The Board of Directors approved the Director Stock Plan on February 9, 1996, subject to stockholder approval. If stockholder approval is obtained, the Director Stock Plan will be effective as of January 2, 1996.

  The Board of Directors believes that the ownership of Common Stock by directors supports the maximization of long-term stockholder value by aligning the interests of the directors with those of stockholders. The Director Stock Plan is designed to facilitate the ownership of Common Stock by non-employee directors by providing for the grant of shares of Common Stock, stock options or stock units, or any combination thereof, to outside directors of the Corporation.

  The Director Stock Plan will also permit the rollover into the Plan of all or a portion of the value of the accrued benefits of the directors of the Corporation and FNBC under the respective director retirement plans of NBD and First Chicago. Certain directors may also elect to be awarded stock units under the Plan as a full or partial payment of amounts accrued to such directors in connection with director compensation deferral arrangements of First Chicago, FNBC and NBD.

  The description of the Director Stock Plan set forth below is a summary, does not purport to be complete and is qualified in its entirety by reference to the provisions of the Director Stock Plan, a copy of which is attached hereto as Appendix A.

  Purpose. The Director Stock Plan is intended to promote the long-term growth of the Corporation by increasing the proprietary interest of non-employee directors in the Corporation and to attract and retain highly qualified and capable directors.

  Participants. Only non-employee directors of the Corporation are eligible to participate in the Director Stock Plan. The Board of Directors may also approve the participation of non-employee directors of subsidiaries or affiliates of the Corporation. Currently, 19 non-employee directors of the Corporation and FNBC are eligible to participate in the Director Stock Plan.

  Administration. The Director Stock Plan will be administered by the Organization, Compensation and Nominating Committee of the Board of Directors (the "Committee"). The Committee will have full power and authority to interpret and construe the Plan and adopt such rules and regulations as it shall deem necessary and advisable. The Committee may designate persons other than Committee members to carry out its responsibilities and may delegate administrative duties under the Plan to one or more agents as it deems necessary or advisable.

  Shares Authorized. The aggregate number of shares of Common Stock which may be issued upon the award of shares and stock units and the exercise of options shall not exceed 1,000,000 shares, subject to adjustment in the event of stock splits, stock dividends or changes in corporate structure affecting the Common Stock. To the extent shares subject to an outstanding option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such option or by reason of the delivery of shares to pay all or a portion of the exercise price of such option, then such shares again will be available for award or grant under the Plan.

 Grants and Awards

  Annual Grants. As of each annual meeting of stockholders of the Corporation, each non-employee director will receive a grant of a number of shares of Common Stock equal in value to one-half of the annual cash retainer paid to such director (which number will be pro-rated if the director is first elected or begins to serve as a non-employee director on a date other than the date of the annual meeting of stockholders of the Corporation). For 1996 only, such grant will be made as of August 1, 1996. The number of shares granted will be the number of whole shares equal to (i) one-half of the annual cash retainer (without taking into consideration any Chairperson retainer) divided by (ii) the fair market value per share of Common Stock on the stock award date.

  Elective Grants. In addition, as of each annual meeting of stockholders of the Corporation (except in 1996, as of August 1, 1996), each non-employee director may elect to receive shares of Common Stock, stock options, or stock units, or a combination thereof, in lieu of all or a portion of such director's annual cash retainer. The number of shares which may be awarded to a director upon such director's election to receive shares of Common Stock in lieu of all or a portion of the annual cash retainer will be the number of whole shares equal to (i) the portion of the annual retainer for which the director has made such an election, divided by (ii) the fair market value per share of Common Stock on the stock award date.

  The number of shares of Common Stock subject to an option grant under the Plan will be the number of whole shares equal to the product of three times the number of shares of Common Stock the director could have received had such director elected to receive shares in lieu of all or a portion of such director's annual cash retainer. The purchase price per share under each option will be 100% of the fair market value per share of Common Stock on the option grant date. Options granted under the Director Stock Plan vest immediately, but are not exercisable until six months from the date of grant. Options may be exercised until the tenth anniversary of the date of grant. Options may be exercised either by the payment of cash in the amount of the aggregate option price or by surrendering (or attesting to ownership of) shares of Common Stock owned by the director for at least six months prior to the date the option is exercised, or a combination of both having a combined value equal to the aggregate option price of the shares subject to the option or portion of the option being exercised. Any option or portion thereof that is not exercised on or before the tenth anniversary of the date of grant shall expire.

  The number of stock units which may be awarded to a director upon such director's election to receive stock units in lieu of all or a portion of the annual cash retainer will be the number of stock units equal to (i) the portion of the annual cash retainer for which the director has made such an election, divided by (ii) the fair market value per share of Common Stock on the stock unit award date. Each stock unit (or fraction thereof) entitles the director to receive one share of Common Stock on a distribution date selected by such director pursuant to rules established by the Committee (the "Distribution Date"). A director who has been awarded stock units shall be credited while such stock units remain outstanding with additional stock units equal to (1) the product of (i) the dividend per share of Common Stock declared after the stock units are awarded, and (ii) the number of stock units awarded to the director, divided by (2) the fair market value of a share on the date the dividend is paid. The additional stock units credited to a director will be issued as shares to the director at the same time and in the same manner as the underlying stock units from which they were generated are issued as shares. On the Distribution Date, the shares underlying the stock units will be issued and transferred to the director, whereupon the director will become a stockholder of the Corporation with respect to the shares and shall be entitled to vote such shares. In the event of a director's death prior to the issuance of the shares attributable to stock units, shares attributable to such director's stock units will become immediately distributable to such director's executor, administrator, beneficiary or similar person.

  For purposes of the Director Stock Plan, "fair market value" means the average of the highest and lowest quoted selling prices on the New York Stock Exchange Composite Transactions Tape on the relevant date or, if there were no such sales on such date, on the next preceding date on which such selling prices were recorded.

  Options and stock units granted under the Director Stock Plan will not be transferable by a participant other than by court order, will or the laws of descent and distribution, unless such transferability is permitted under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and will be exercisable during the participant's lifetime only by the participant or the participant's guardian, legal representative or similar person.

  Rollover Awards. As of January 31, 1996, the Board of Directors terminated the director retirement plans of NBD and First Chicago. Current directors of the Corporation and FNBC were permitted to elect to receive stock units as of August 1, 1996, for all or part of the value of their accrued retirement benefit, subject to stockholder approval of the Plan. The number of stock units which will be awarded to a director upon such director's election to receive stock units in lieu of all or a portion of the accrued retirement benefit will be the number of stock units equal to (i) the portion of the benefit amount for which the director has made such an election, divided by (ii) the fair market value per share of Common Stock on August 1, 1996.

  In addition, certain directors of the Corporation and FNBC who had been participants in the director deferred compensation plans of First Chicago, FNBC and NBD were permitted to elect as of August 1, 1996 to convert amounts accruing to them under such deferral plans into stock units. Directors of the Corporation or FNBC who elected will have all of the phantom shares of Common Stock credited to them under the First Chicago and FNBC compensation deferral plans converted into stock units on a one-for-one basis. Directors of the Corporation and FNBC who elected will have all or a portion of the amount accruing to them under the NBD compensation deferral plan converted into the number of stock units equal to the (i) the amount of the accrued benefit to be so converted, divided by (ii) the fair market value per share of Common Stock on August 1, 1996.

  The stock units so awarded due either to a director's election relating to the accrued retirement plan benefit or the conversion of amounts accruing under the respective deferred compensation plans will have the same terms and features as discussed above under "Elective Grants".

  Change of Control. Upon the occurrence of a "change of control" of the Corporation as defined in the Director Stock Plan, any and all outstanding options granted under the Plan become immediately exercisable and all stock units become distributable in shares of Common Stock.

  Amendment. The Board of Directors may amend or terminate the Director Stock Plan at any time, but the terms of any option or stock unit granted under the Plan may not be adversely modified without the participant's consent. In addition, the Board of Directors may not amend the Director Stock Plan more than once every six months to change the number of shares subject to an option, the exercise price of an option, the grant date of an option, or the termination provisions relating to an option, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.

  Federal Income Tax Consideration. The following discussion summarizes the federal income tax consequences to participants who may receive awards under the Plan; the discussion is based upon interpretations of the Code in effect as of January 1, 1996, and the regulations promulgated thereunder as of such date.

  The grant of an option under the Director Stock Plan will not result in income for the participant or in a deduction for the Corporation. The exercise of an option will generally result in income for the participant and a deduction for the Corporation, in each case measured by the difference between the exercise price and the fair market value of the shares at the time of exercise.

  The receipt of shares of Common Stock under the Director Stock Plan will generally result in income for the participant and a deduction for the Corporation, based on the fair market value of the shares on the date awarded.

  The grant of a stock unit under the Plan will not result in income for the participant or in a deduction for the Corporation. At the Distribution Date, the receipt of shares of Common Stock will generally result in income for the participant and a deduction for the Corporation, in each case based on the fair market value of the shares on the Distribution Date.

  Miscellaneous. The closing price per share of Common Stock on March 21, 1996, as recorded on the New York Stock Exchange Composite Transactions Tape, was $40 1/8.

  New Plan Benefits. The only participants in the Director Stock Plan are the non-employee directors of the Corporation and FNBC. Annual grants of shares of Common Stock under the Plan will be made to participants on August 1, 1996. Assuming a price of $40.00 per share of Common Stock on such date, 9,375 shares of Common Stock will be awarded to the directors of the Corporation and 2,500 shares will be awarded to all other participants in the Plan in connection with the annual grant of shares.

  In addition, assuming a price of $40.00 per share of Common Stock on such date, 2,213 shares of Common Stock, 7,428 stock options and 3,813 stock units will be awarded to the directors of the Corporation in connection with elective grants. Other participants in the Plan will receive 1,875 stock options and 3,125 stock units on such date in connection with elective grants.

  It is also anticipated that 19,931 and 1,628 stock units will be awarded on August 1, 1996 to the directors of the Corporation and all other participants in the Plan, respectively, due to retirement plan accrued benefit elections. It is expected that the conversion of amounts accrued under the respective director deferred compensation plans of First Chicago, FNBC and NBD will result in the issuance of 102,752 and 56,574 stock units to the Corporation's directors and other participants in the Plan, respectively.

  As the exact number of shares of Common Stock, stock options and stock units to be awarded on August 1, 1996, will be dependent upon the price of the Common Stock on such date, the award amounts above are estimates based on a stock price assumption which may not be reflective of the stock price on such grant date.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE DIRECTOR STOCK PLAN.

                 STOCKHOLDER APPROVAL OF STOCK PERFORMANCE PLAN

  Introduction. At the Annual Meeting, there will be submitted a proposal to approve the Stock Performance Plan of the Corporation (the "Performance Plan" or the "Plan"). The Board of Directors adopted the Performance Plan on February 9, 1996, subject to stockholder approval. The Performance Plan is intended to replace the prior stock-based incentive plans of NBD and First Chicago, the NBD PIP and the First Chicago SIP, and is structured to comply with Internal Revenue Service requirements to help ensure the tax deductibility of certain executives' compensation. If stockholder approval is obtained, the Performance Plan will be effective as of January 1, 1996. Stockholder approval of the Performance Plan will also constitute approval of the material terms of the performance goals for the award of performance shares to be granted under the Plan as discussed below.

  The following description of the Performance Plan sets forth the material terms of the Plan; however, it is a summary. It does not purport to be complete and is qualified in its entirety by reference to the provisions of the Performance Plan, a copy of which is attached to this proxy statement as Appendix B.

  Purpose. The Performance Plan is intended to provide incentives and rewards for employees of the Corporation and its subsidiaries (i) to support the execution of the Corporation's business and human resource strategies and the achievement of its goals and (ii) to associate the interests of employees with those of the Corporation's stockholders.

  Participants. All of the approximately 36,000 employees (including officers and directors who are employees) of the Corporation and its subsidiaries will be eligible to participate in the Performance Plan. In addition, certain former employees who have consulting arrangements with the Corporation or its subsidiaries may be selected to participate if it is determined that any such individual has a significant responsibility for the success and future growth and profitability of the Corporation.

  Authorization. The Performance Plan provides that in any year the total number of shares of Common Stock as to which awards may be granted may not exceed 2% of the Corporation's outstanding shares of Common Stock as reported in the Corporation's Annual Report on Form 10-K for the year ending immediately prior to such year, subject to the adjustments described below; however, no more than 10,000,000 shares in the aggregate for all years may be subject to incentive stock options. Also available for award in any year in addition to the 2% limit described in the previous sentence are (i) any unused portion of the limit set forth above for any year, (ii) any shares of Common Stock previously subject to award which are forfeited, terminated, surrendered, paid in cash or expire unexercised, (iii) the excess amount of variable awards which become fixed at less than their maximum limitations, and (iv) shares of Common Stock that are used to pay the purchase price or any withholding taxes associated therewith upon the exercise of an option, to the extent such shares result in the grant of a restorative option; provided, however, that the total number of shares of Common Stock available for awards under the Performance Plan in any year may not exceed 5% of the outstanding Common Stock as reported in the Corporation's Annual Report on Form 10-K for the year ending immediately prior to such year. The grant of a performance or restricted share or unit award shall be deemed to be a grant equal to the maximum number of shares which may be issued under the award. Where the value of the award is variable on the date it is granted, the value shall be deemed to be the maximum limitation of the award. Awards payable solely in cash will not reduce the number of shares available for award under the Plan.

  For 1996, approximately 6.3 million shares of Common Stock will be available for grant under the Performance Plan. See "1996 Awards under the Plan" below for a description of the awards proposed to be made under the Performance Plan in 1996 contingent upon stockholder approval of the Plan. In addition, upon stockholder approval of the Plan, all restorative options automatically awarded upon the exercise of outstanding stock options under the terms of the First Chicago SIP or the NBD PIP, respectively, will be granted thereafter under the Performance Plan. The terms of the restorative options to be granted under the Plan will remain the same as under the applicable prior plan. For a description of the terms of such restorative options, see footnotes (2) and (3) to the "Option/SAR Grants in Last Fiscal Year" table on page 25 of this proxy statement. As described on page 28 of this proxy statement, in February 1996, all outstanding performance shares previously awarded by NBD were modified. Such performance shares, as so modified, will be awarded under the Performance Plan, contingent upon stockholder approval of the Plan.

  The shares of Common Stock subject to awards under the Performance Plan may be either authorized but unissued shares or treasury shares. A participant in the Performance Plan is permitted to receive multiple grants of stock-based awards. The terms and provisions of a type of award with respect to any recipient need not be the same with respect to any other recipient of such award. The Performance Plan provides that during any five-year period a participant may not be granted (i) stock options and stock appreciation rights with respect to more than 2 million shares of Common Stock and (ii) more than 700,000 performance shares.

  Administration. The Board of Directors of the Corporation has delegated the administration of the Performance Plan to the Organization, Compensation and Nominating Committee (the "Committee"). The Board of Directors, or the Committee to the extent determined by the Board, will make determinations with respect to the participation of employees in the Plan and, except as otherwise required by law or the Plan, the grant terms of awards including vesting schedules, price, length of relevant performance, restriction or option period, dividend rights, rights to dividend equivalents, post-retirement and termination rights, payment alternatives, and such other terms and conditions as the Board or the Committee deems appropriate. The Committee may designate other persons to carry out its responsibilities under such conditions and limitations as it may set, other than its authority with regard to awards granted to employees who are executive officers or directors of the Corporation. Committee members are not eligible to participate in the Plan.

  The Committee will determine the disposition of an award in the event of the retirement, disability, death or other termination of a participant's employment. Prior to a change of control, the Committee may cancel any award for reasonable cause and may provide for the conditions and circumstances under which awards will be forfeited.

  Awards. The following types of awards and other Common Stock-based awards may be granted under the Performance Plan on a stand alone, combination or tandem basis:

    Stock Options. Stock Options may be granted in the form of incentive stock options within the meaning of Section 422 of the Code or stock options not meeting such Code definition ("nonqualified stock options"). The exercise period for any stock option will be determined by the Committee at the time of grant which may provide that options may be exercisable in installments. The exercise price per share of Common Stock of any option may not be less than the fair market value of a share of Common Stock on the date of grant. The exercise price is payable, at the Committee's discretion, in cash, in shares of already owned Common Stock or in any combination of cash and shares. Each stock option may be exercised in whole, at any time, or in part, from time to time, after the grant becomes exercisable. Stock option awards may also provide for a restorative feature which "restores" the stock option's upside earnings potential through the automatic grant of a replacement option upon exercise of the original option (or a previously granted replacement option) using shares of Common Stock owned for at least six months to pay the exercise price.

    Stock Appreciation Rights. Stock appreciation rights ("SARs") may be granted independently of any stock option or in tandem with all or any part of a stock option granted under the Plan, upon such terms and conditions as the Committee may determine. Upon exercise, an SAR entitles a participant to receive the excess of the fair market value of a share of Common Stock on the date the SAR is exercised over the grant price of the SAR or the price at which the related option to purchase such share was exercisable, as applicable. The Committee will determine whether an SAR will be settled in cash, Common Stock or a combination of cash and Common Stock. Upon exercise of an SAR granted in conjunction with a stock option, the option or the portion thereof to which the SAR relates will be surrendered.

    Restricted Shares. Restricted shares are shares of Common Stock that may not be sold or otherwise disposed of during a restricted period after grant, the duration of which will be determined by the Committee. The Committee may provide for the lapse of such restrictions in installments. Restricted shares may be voted by the recipient who is also entitled to receive dividends thereon unless the Committee otherwise determines. Dividends may be payable in cash or in additional restricted shares. A recipient of a grant of restricted shares will generally earn unrestricted ownership thereof only if the individual is continuously employed by the Corporation or a subsidiary during the entire restricted period.

    Performance Shares. Performance shares are shares of Common Stock which are contingently granted to an individual and which are earned by achievement of performance goals established for the award by the Committee. During the applicable performance period determined by the Committee for an award, the shares may be voted by the recipient who is also entitled to receive dividends thereon unless the Committee determines otherwise. At the end of the applicable performance period, if the applicable performance criteria are met, the shares are earned by the recipients and become unrestricted immediately or in installments as determined by the Committee. In addition, the Committee may provide that a certain percentage (which may be greater than 100%) of the number of shares originally awarded may be earned by a recipient upon the attainment of the performance goals. Dividends on performance shares may be payable in cash or in additional performance shares. See "Performance Goals and Maximum Awards" below for a description of the current performance goals for performance share awards.

    Stock Units. Stock units are fixed or variable share or dollar denominated units which are valued, at the Committee's discretion, in whole or in part by reference to, or otherwise based on, the fair market value of the Corporation's Common Stock. The Committee will determine the terms and conditions applicable to stock units, including any applicable restrictions, conditions or contingencies, which may be related to individual, corporate or other categories of performance. A stock unit may be payable in Common Stock, cash or a combination of both. An employee who receives a stock unit may be given rights to dividend equivalents on such stock units, payable in cash, stock, or additional stock units, subject to any conditions the Committee may impose.

    Other Stock-based Awards. The Committee may grant other types of awards of Common Stock or awards based in whole or in part by reference to Common Stock ("Other Stock-based Awards"). Such Other Stock-based Awards include, without limitation, restricted share units, performance share units, unrestricted stock grants (to other than executive officers) and dividend or dividend equivalent rights. The Committee will determine the time at which grants of such Other Stock-based Awards are to be made, the size of such awards and all other conditions of such awards, including any restrictions, deferral period or performance requirements. The recipient will have the right to receive currently or on a deferred basis as determined by the Committee, interest or dividends, or interest or dividend equivalents. Common Stock issued on a bonus basis pursuant to Other Stock-based Awards may be issued for no cash consideration to nonexecutive officers of the Corporation.

  Except to the extent permitted by Rule 16b-3 of the Securities Exchange Act of 1934, the Code and the specific terms of any award, no award will be assignable or transferable except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order, and during the lifetime of a participant, an award under the Plan may only be exercised by such participant or such participant's guardian, legal representative or assignee pursuant to a qualified domestic relations order.

  Adjustments. In the event there is a change in the capital structure of the Corporation as a result of any stock dividend or split, recapitalization, merger, consolidation or spin-off or other similar corporate change, the Committee may make an adjustment in the number of shares of Common Stock available for issuance, the number of shares covered by any outstanding award and the price per share thereof. In the event there is a change of control (as defined in the Performance Plan) of the Corporation, (i) the time period for exercising or realizing awards will be accelerated, all restrictions will lapse and all performance standards will be deemed to have been attained, (ii) with respect to stock options, during the 60-day period following a change of control, a participant may elect to receive, in lieu of shares of Common Stock, cash equal to the excess of the fair market value of the shares of Common Stock over the price at which the option was exercisable, (iii) performance shares or performance units will be paid entirely in cash, and (iv) all awards become noncancellable. In the event a participant's employment terminates following a change of control, stock options held by the participant may be exercised until the earlier of three months after the termination date or the normal expiration date of the stock options.

  Grants to Executive Officers. Grants of awards to executive officers, as defined under the rules of the Commission, will require that (i) no award providing for an exercise, a vesting period, a restriction period or the attainment of performance standards will permit unrestricted ownership of the Common Stock by the participant for at least six months from the date of grant and (ii) Common Stock acquired pursuant to the Stock Performance Plan (other than Common Stock acquired as a result of the granting of a "derivative security") may not be sold for at least six months after acquisition.

  Amendments and Termination. The Board of Directors may at any time amend, suspend or discontinue the Performance Plan and, prior to a change of control, alter or amend any awards granted thereunder to the extent permitted by law. Any such action by the Board of Directors may be taken without the approval of the stockholders of the Corporation to the extent that such approvals are not required by applicable law or regulation. There is no set termination date for the Performance Plan.

  Federal Income Tax Considerations. The following discussion summarizes the federal income tax consequences to participants who may receive grants of awards under the Performance Plan. The discussion is based upon interpretations of the Code in effect as of January 1, 1996, and the regulations promulgated thereunder as of such date.

    Nonqualified Stock Options. For federal income tax purposes, no income is recognized by a participant upon the grant of a nonqualified stock option under the Performance Plan. Upon the exercise of an option, however, compensation taxable as ordinary income will be realized by the participant in an amount equal to the excess of the fair market value of a share of Common Stock on the date of such exercise over the exercise price. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (i) the exercise price, increased by any compensation reported upon the participant's exercise of the option, and
  (ii) the amount realized on such sale or exchange. Such gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for more than one year.

    The Corporation is entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the exercise of an option.

    Incentive Stock Options. No taxable income is realized by the participant upon the grant or exercise of an incentive stock option. If shares of Common Stock are issued to a participant pursuant to the exercise of an incentive stock option granted under the Performance Plan, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then (a) upon sale of such shares, any amount realized in excess of the option price will be taxed to such participant as a long-term capital gain and any loss sustained will be a long-term capital loss, and (b) no deduction will be allowed to the Corporation for Federal income tax purposes. Upon exercise of an incentive stock option, the participant may be subject to alternative minimum tax on certain items of tax preference.

    If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-years-from-grant/one-year-from-transfer holding period, generally (a) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price thereof, and (b) the Corporation will be entitled to deduct such amount. Any further gain or loss realized will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Corporation.

    If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option is treated as a nonqualified stock option.

    Stock Appreciation Rights. No taxable income is recognized by a participant upon the grant of an SAR under the Performance Plan. Upon the exercise of an SAR, however, compensation taxable as ordinary income will be realized by the participant in an amount equal to the cash received upon exercise, plus the fair market value on the date of exercise of any shares of Common Stock received upon exercise. Shares of Common Stock received on the exercise of an SAR will be eligible for capital gain treatment, with the capital gain holding period commencing on the date of exercise of the SAR.

    The Corporation is entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the exercise of the SAR.

    Restricted and Performance Shares. A recipient of restricted shares or performance shares generally will be subject to tax at ordinary income rates on the fair market value of the Common Stock at the time the restricted shares or performance shares are no longer subject to forfeiture. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of the grant will have ordinary taxable income on the date of the grant equal to the fair market value of the restricted shares or performance shares as if the restricted shares were unrestricted or the performance shares were earned and could be sold immediately. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the restricted shares or performance shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires. However, if the recipient timely elects to be taxed as of the date of the grant, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the shares on the date of the grant as if the shares were then unrestricted and could be sold immediately.

    Stock Units. A recipient of stock units will generally be subject to tax at ordinary income rates on the fair market value of any Common Stock issued pursuant to such an award, and the Corporation will generally be entitled to a deduction equal to the amount of the ordinary income realized by the recipient. The fair market value of any Common Stock received will generally be included in income (and a corresponding deduction will generally be available to the Corporation) at the time of receipt. The capital gain or loss holding period for any Common Stock distributed under an award will begin when the recipient recognizes ordinary income in respect of that distribution.

    Other Stock-based Awards. The federal income tax consequences of Other Stock-based Awards will depend on how such awards are structured. Generally, the Corporation will be entitled to a deduction with respect to such awards only to the extent that the recipient realizes compensation income in connection with such awards. It is anticipated that Other Stock-based Awards will usually result in compensation income to the recipient in some amount. However, some forms of Other Stock-based Awards may not result in any compensation income to the recipient or any income tax deduction for the Corporation.

  Miscellaneous. The closing price per share of Common Stock on March 21, 1996, as recorded on the New York Stock Exchange Composite Transactions Tape, was $40 1/8.

  1996 Awards under the Plan. The Committee on March 8, 1996, made certain awards of stock options, restricted shares and performance shares under the Performance Plan, contingent upon stockholder approval of the Performance Plan. Performance shares were awarded to a group selected from among the more senior officers of the Corporation and its subsidiaries. These awards are tied to the achievement of certain financial performance goals for the Corporation which are discussed below. Restricted shares were awarded to those officers designated by the Committee excluding those senior officers eligible to receive performance shares. Stock options were awarded to both groups of officers.

  Nonqualified stock options were awarded to approximately 1,950 employees. The number of options awarded to all employees and to all executive officers of the Corporation as a group totaled 2,521,975 and 365,500, respectively. Messrs. Istock, Jeffs, Marks and Vitale were awarded 100,000, 36,000, 36,000, and 36,000 stock options, respectively. The exercise price per share of Common Stock of each option is $40.50. One-third of the options granted an individual will become exercisable on the first, second and third anniversaries of the grant date; the options will expire on the tenth anniversary of the grant date. The stock options will be exercisable for up to five years following the retirement, death or disability of the grantee; the options will be forfeited should the grantee terminate employment with the Corporation or a subsidiary for any other reason.

The stock options awarded also have a restorative feature which provides for the automatic grant of a replacement option upon exercise of a stock option award. Restorative options will be automatically granted when an outstanding option (including an outstanding restorative option) is exercised by an employee exchanging Common Stock owned by the employee for at least six months to pay the exercise price. The number of restorative options granted will be equal to the number of shares of Common Stock exchanged by the employee to pay the exercise price. Only one restorative option may be awarded for each option in any twelve-month period. Restorative stock options will be granted with an exercise price based on the market price of the Common Stock on the date of the grant and will have a term which is equal to that remaining on the original option award.

  The Committee also awarded in aggregate 536,425 restricted shares to approximately 1,850 employees. No executive officer of the Corporation was awarded restricted shares. The restricted shares will become unrestricted and be fully vested four years from the date of grant. During the restricted period, individuals will be entitled to vote the restricted shares and receive cash dividends thereon.

  The Committee awarded 304,233 performance shares to 116 individuals, including 121,833 performance shares to all executive officers as a group. Messrs. Istock, Jeffs, Marks and Vitale were awarded 33,333, 12,000, 12,000 and 12,000 performance shares, respectively. The awards provide for a four-year performance period commencing January 1, 1996. At the end of such period, the performance shares awarded will be earned by an individual in a stated percentage of the award which will range from 0% to 150% of the original share award, which percentage will be determined based on the Corporation's ROE as compared with the ROE of peer banking institutions selected by the Committee for each year averaged for the four years in the performance period. During the performance period, dividends on the performance shares will be payable in cash to the award recipient.

  Performance Goals and Maximum Awards. In 1993, the Code was amended to add a new Section 162(m) which disallows federal income tax deductions for certain compensation in excess of $1,000,000 per year paid to each of the Corporation's Chief Executive Officer and its other four most highly compensated executive officers (collectively, the "Covered Employees"). Under Section 162(m), compensation that qualifies as "other performance-based compensation" is not subject to the $1,000,000 limit. One of the conditions necessary to qualify certain incentive awards as "other performance-based compensation" is that the material terms of the performance goals under which the award is made must be disclosed to, and approved by, the stockholders of the Corporation before the incentive compensation is paid.

  For those types of awards under the Performance Plan which require performance criteria to meet the definition of "other performance-based compensation" the Committee has determined that the performance criteria will be based on one or more of the following corporate performance factors: (i) earnings per share, (ii) return on average equity or (iii) return on average assets. These performance criteria may be measured in absolute terms or measured against, or in relationship to, other companies comparably, similarly or otherwise situated and may be based on, or adjusted for, other objective goals, events, or occurrences established by the Committee for a performance period, including earnings, earnings growth, revenues, expenses, stock price, market share, charge-offs, loan loss reserves, reductions in nonperforming assets, return on assets, return on equity, return on investment, regulatory compliance, satisfactory internal or external audits, improvements in financial ratings, achievement of balance sheet or income statement objectives, extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisition expenses including goodwill, unplanned stock offerings and strategic loan loss provisions. The performance criteria will be measured over such performance period as the Committee shall determine for any award. Awards will be earned out or paid out only upon the determination by the Committee that the performance criteria for the performance period have been achieved. The performance criteria related to an award must be established by the Committee prior to the completion of 25% of the performance period or such earlier date as may be required by Section 162(m) of the Code. In no event will the aggregate maximum awards granted to a participant who is a Covered Employee exceed more than 700,000 performance shares in any five-year period.

  At the end of each performance period for an award, the Committee will determine the extent to which the performance criteria established for the performance period have been achieved and determine the pay out of the performance award. The Committee may, in its sole discretion, reduce or eliminate the payout of any award to the extent permitted under the Performance Plan and applicable law.

  Subject to stockholder approval of the Performance Plan, the following awards for 1996 were made under the Plan on March 8, 1996.

                               NEW PLAN BENEFITS
                             STOCK PERFORMANCE PLAN

                                            NUMBER OF UNITS
                                    --------------------------------
                                    PERFORMANCE   STOCK   RESTRICTED   DOLLAR
      NAME(1)                         SHARES     OPTIONS    SHARES   VALUES(2)
      -------                       ----------- --------- ---------- ----------
      Richard L. Thomas(3).........         0           0        0   $        0
      Verne G. Istock..............    33,333                         1,341,653
                                                  100,000               938,000
                                                                 0            0
      Thomas H. Jeffs II...........    12,000                           483,000
                                                   36,000               337,680
                                                                 0            0
      Scott P. Marks, Jr...........    12,000                           483,000
                                                   36,000               337,680
                                                                 0            0
      David J. Vitale..............    12,000                           483,000
                                                   36,000               337,680
                                                                 0            0
      Executive Officer Group......   121,833                         4,903,778
                                                  365,500             3,428,390
                                                                 0            0
      Non-Executive Officer
      Employee Group...............   182,400                         7,341,600
                                                2,156,475            20,227,736
                                                           536,425   21,591,106

- -------
(1) The position of each of the named individuals is set forth in the Summary Compensation Table on page 23 of this proxy statement.
(2) With respect to performance shares and restricted shares, the dollar value is based upon the closing price of the Corporation's Common Stock on the date of grant, March 8, 1996. With respect to stock options, the dollar value reflects the contingent grant date present value of the stock options using the Black-Sholes option pricing model and represents a present value of $9.38 per option grant. The assumptions used in calculating this value were as follows:
    Volatility: 23.35%--based on 10 years of daily stock prices from January 1, 1986 through January 1, 1996;
    Risk-Free Rate of Return: 6.49%--estimated 10 year zero coupon treasury yield;
    Dividend Yield: 3.58%--dividend at the time of grant divided by the stock price at time of grant;
    Option Duration (time of exercise and vesting): 1/3 of option assumed to commence one year from grant date with a nine year term, 1/3 to commence two years from grant date with an eight year term, and 1/3 to commence three years from grant date with a seven year term, all discounted back to grant date and using applicable zero coupon treasury rates.
(3) Mr. Thomas will be retiring in May 1996 and will not be a participant in the Plan.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE STOCK PERFORMANCE PLAN INCLUDING THE PERFORMANCE GOALS FOR SUCH PLAN.

        STOCKHOLDER APPROVAL OF EMPLOYEE STOCK PURCHASE AND SAVINGS PLAN

  Introduction. At the Annual Meeting, there will be submitted a proposal to approve the Corporation's Employee Stock Purchase and Savings Plan (the "Stock Purchase Plan" or the "Plan"). The Plan gives eligible employees the right to accumulate funds over an offering period of not more than 26 months and, with such funds, purchase shares of Common Stock. The Stock Purchase Plan is intended to replace a similar plan which First Chicago established in 1980. The Board of Directors adopted the Stock Purchase Plan on February 9, 1996, subject to stockholder approval. If stockholder approval is obtained, it is anticipated that the first offering to eligible employees under the Stock Purchase Plan will be made in August 1996.

  The description of the Stock Purchase Plan set forth below is a summary, does not purport to be complete and is qualified in its entirety by reference to the provisions of the Stock Purchase Plan, a copy of which is attached to this proxy statement as Appendix C.

  Purpose. The Stock Purchase Plan is designed to encourage greater stock ownership among employees thereby enhancing employee commitment to the Corporation and providing employees an opportunity to share in the Corporation's success.

  Participants. All employees (including officers and directors who are employees) of the Corporation and certain subsidiaries who have been employed by the Corporation or such subsidiaries for at least one month as of the first day of an enrollment period and who are scheduled to work a minimum of 20 hours per week and five months per year will be eligible to participate in the Stock Purchase Plan. Approximately 36,000 employees currently would be eligible to participate in the next offering under the Stock Purchase Plan.

  Shares Authorized. The Stock Purchase Plan will be authorized to issue up to 15,000,000 shares of Common Stock, subject to certain stock adjustments in the event of stock splits, stock dividends or changes in corporate structure affecting the Common Stock. If employees elect to purchase more shares of Common Stock in any offering than are available at that time under the Stock Purchase Plan, the Corporation may reduce pro rata the number of shares each employee may purchase so that the total number of shares purchased does not exceed the amount of shares available.

  Administration. The Stock Purchase Plan provides that a committee designated by the Board will administer the Plan. The Board has currently designated the Organization, Compensation and Nominating Committee (the "Committee") to administer the Plan. The Committee will, in its sole discretion, determine from time to time when the Corporation will make an offering under the Stock Purchase Plan. The Committee also will act as the administrator of the Plan and make administrative and procedural decisions regarding the Stock Purchase Plan, will adopt rules and regulations concerning the operation of the Plan and will decide questions of construction and interpretation regarding the Plan and an employee's participation therein. The Committee may employ such other persons and delegate to them such powers, rights and duties as the Committee may consider necessary to properly carry out the administration of the Plan.

  Operation of Plan. Employees will be able to enroll in the Stock Purchase Plan during the first enrollment period for each offering after they become eligible. Each participating employee will authorize payroll deductions and will become entitled to purchase shares of Common Stock on such dates during and/or at the end of the offering period as determined by the Committee. A participating employee will be entitled to purchase up to such number of shares as the employee's accumulated payroll deductions, plus interest, may permit, provided that the aggregate purchase price (including accrued interest) may not exceed the lesser of $50,000 or 20% of such employee's compensation (as defined by the Committee and consistent with the Code). The purchase price of the shares of Common Stock will be determined by the Committee prior to the commencement of such offering, provided that the price may not be less than 85% of the lesser of the fair market value per share of the Common Stock on the first day of the enrollment period or on the purchase date for the offering. The Committee may also limit for any offering period the number of shares which may be purchased by an employee.

  Payroll deductions will be deposited into a participant's purchase savings account at the banking subsidiaries of the Corporation designated by the Committee and will earn interest at such rate as determined by the Committee. Unless otherwise directed by an employee, the funds credited to an employee's account on a purchase date (which may occur periodically during the offering period or only at the end of the offering period) are applied to the purchase of shares of Common Stock, and any excess over the purchase price is paid to the employee. However, if the fair market value of a share of Common Stock on the last day of the offering period is less than the purchase price under the Stock Purchase Plan, all funds on deposit in the employee's account will be paid to the employee and the employee's account will be closed.

  The Board has the authority under the Stock Purchase Plan to permit all employees to apply the funds on deposit in their purchase savings accounts toward the purchase of shares of Common Stock prior to the stated purchase date or dates.

  The Committee may permit an employee participating in the Stock Purchase Plan to increase the amount of the employee's payroll deduction at any time during the offering period. In addition, an employee may reduce participation, discontinue and restart participation, withdraw the funds credited to the employee's savings account or voluntarily terminate participation in the Stock Purchase Plan. Should an employee terminate participation in the Stock Purchase Plan entirely, the accumulated payroll deductions, plus interest earned, will be returned to such employee. If an employee terminates employment, other than by retirement, disability or death, the employee's right to purchase the stock immediately terminates. An employee's participation rights in the Stock Purchase Plan and the related purchase savings account are not assignable or transferable except by will or the laws of descent and distribution. An employee has no rights as a stockholder with respect to the shares the employee is eligible to purchase until the shares are so issued.

  Change of Control. The Stock Purchase Plan provides that in the event of a change of control of the Corporation, the end of the offering period will be accelerated to the date of the change of control, and each participant in the Plan will have the right to elect to purchase up to such number of shares as the employee's accumulated payroll deductions plus interest may permit or to be paid in cash all of the employee's accumulated payroll deductions plus interest.

  Amendment. The Board, at its discretion, may alter, amend, suspend or discontinue the Stock Purchase Plan at any time prior to a change of control or alter or amend any and all terms of participation in an offering made thereunder. However, if applicable laws require stockholder approval, then such amendment will be subject to the requisite stockholder approval.

  Prior Offerings Under the First Chicago Plan. From 1980 through the date hereof, First Chicago made ten separate stock offerings to employees under its employee stock purchase plan. The final offering under this plan to First Chicago employees commenced in 1994 and will continue through September 30, 1996, at which time a participating employee will be entitled to apply such employee's accumulated savings, plus interest, to the purchase of Common Stock at a purchase price equal to 95% of the closing price of First Chicago Common Stock as reported on the New York Stock Exchange Composite Transactions Tape (as adjusted for the Exchange Rate) on the first day of such employee's enrollment period. Approximately 7,000 employees are participating in the 1994 offering and will be entitled to purchase in aggregate a total of approximately 1,858,000 shares of Common Stock. Purchase prices for this offering range from $24.53 to $36.34 per share of Common Stock. It is anticipated that Messrs. Thomas and Vitale will be entitled to purchase 1,595 and 1,886 shares, respectively. Mr. Marks is not currently a participant in the plan. All executive officers as a group are expected to be entitled to purchase 11,767 shares in aggregate.

  Federal Income Tax considerations. The Stock Purchase Plan is not qualified under Section 401 of the Code, but is a qualified employee stock purchase plan under Section 423 of the Code. An employee pays no tax when the employee enrolls in the Plan, when the employee purchases shares of Common Stock pursuant to the Plan or when the employee receives shares of Common Stock. Interest on the purchase savings account will be taxable in the year earned.

  An employee will have a taxable gain or loss when any shares of Common Stock purchased through the Plan are sold. If an employee sells the stock within two years of the commencement of the employee's enrollment period or within one year of the actual purchase of the shares (each, a "disqualifying disposition"), then the difference between the purchase price and market value of the shares on the purchase date will be taxed as ordinary income. Any difference between the market value of the shares on the purchase date and the sale price will be capital gains or losses for income tax purposes. The Corporation will be entitled to a deduction from income in an amount equal to the ordinary income reported by the employee arising from a disqualifying disposition.

  If an employee sells the stock after the holding period described above, then the difference between the market price on the enrollment date and the actual purchase price will be taxed as ordinary income (to the extent of gain) and the balance of the employee's gain, if any, will be capital gain.

  Miscellaneous. The closing price per share of Common Stock on March 21, 1996, as recorded on the New York Stock Exchange Composite Transactions Tape, was $40 1/8.

                               NEW PLAN BENEFITS
                    EMPLOYEE STOCK PURCHASE AND SAVINGS PLAN

      NAME(1)                                                 NUMBER OF UNITS(2)
      -------                                                 ------------------
      Richard L. Thomas(3)...................................            0
      Verne G. Istock........................................        1,315
      Thomas H. Jeffs II.....................................        1,315
      Scott P. Marks, Jr.....................................        1,315
      David J. Vitale........................................        1,315
      Executive Officer Group................................       22,748
      Non-Executive Officer Employee Group...................        (4)

- -------
(1) The position of each of the named individuals is set forth in the Summary Compensation Table on page 23 of this proxy statement.
(2) These share amounts are provided for purposes of illustration only and assume that each of the named individuals, other than Mr. Thomas, and each of the individuals comprising the Corporation's Executive Officer Group elects to participate in the Plan to the maximum amount permissible for such individual. The table also assumes that the purchase price per share of Common Stock under the Plan is $38.00, which price is intended to reflect a purchase discount of 5% from an assumed fair market value of $40.00 per share of Common Stock. The actual level of participation by an individual will be at such individual's election at the time of an offering under the Plan and pursuant to any changes to such election as permitted under the terms of the applicable offering. The purchase price for such offering will be determined by the Committee within the limitations of the Plan and the Code as discussed above under "Operation of Plan".
(3) Mr. Thomas is retiring in May 1996 and will not be a participant in the Plan.
(4) This amount is not reasonably determinable since the level of participation by employees is solely at the election of such employees. The Corporation is not able to estimate a rate of participation for employees based on historical participation under the prior First Chicago plan, since as a result of the Merger, the eligible participant group under the Plan is substantially different than under the First Chicago plan.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE EMPLOYEE STOCK PURCHASE AND SAVINGS PLAN.

        STOCKHOLDER APPROVAL OF SENIOR MANAGEMENT ANNUAL INCENTIVE PLAN

  Introduction. At the Annual Meeting, there will be submitted a proposal to approve the Corporation's Senior Management Annual Incentive Plan (the "Plan"), an employee incentive bonus plan which replaces the senior management annual incentive programs of First Chicago and NBD. The Plan has been structured to comply with Internal Revenue Service requirements to help ensure the tax deductibility of certain executives' compensation. The Organization, Compensation and Nominating Committee of the Board of Directors adopted the Plan on February 9, 1996, subject to stockholder approval. If stockholder approval is obtained, the Plan will be effective as of January 1, 1996. Approval of the Plan will also constitute approval of the material terms of the performance goals under the Plan as described herein.

  Section 162(m) of the Code disallows federal income tax deductions for certain compensation in excess of $1 million per year paid to each of the Corporation's chief executive officer and its four other most highly compensated executive officers (collectively, "Covered Employees"). Compensation that qualifies as "other performance-based compensation" is not subject to the $1,000,000 limit. One of the conditions necessary to qualify an incentive bonus as "other performance-based compensation" is that the material terms of the plan under which the bonus is awarded must be disclosed to and approved by the stockholders of the Corporation before the bonus is paid.

  The following description of the Plan sets forth the material terms of the Plan; however, it is a summary. It does not purport to be complete and is qualified in its entirety by reference to the provisions of the Plan, a copy of which is attached to this proxy statement as Appendix D.

  Purpose. The Plan is designed to (i) assist the Corporation in attracting, retaining and motivating senior management employees, (ii) associate such employees' interests with those of the Corporation's stockholders, and (iii) qualify compensation paid pursuant to the Plan to Covered Employees as "other performance-based compensation" within the meaning of Section 162(m) of the Code or any successor provision.

  Participants. The Plan permits the payment of incentive bonuses to employees of the Corporation who are considered to be members of the Corporation's senior management and are designated by the Organization, Compensation and Nominating Committee of the Board or such other committee as may be appointed by the Board in the future (the "Committee"). Participation in the prior incentive bonus programs of both First Chicago and NBD historically has been limited to executive officers and certain other members of senior management (approximately 275 individuals in aggregate). It is expected that payments under the Plan would be similarly limited, but there is no requirement to that effect. Employees who are designated as eligible to receive incentive payments under the Plan are referred to as "Participants".

  Administration. The Plan is administered by the Committee which, in its sole discretion, determines the terms of all incentive payments, including, without limitation, the Participants to whom, and the time or times at which, payments are made, the amount of a Participant's payment, the Incentive Period (as defined below), the actual dollar amount and timing of the payments (which payments may, without limitation, be made during or after an Incentive Period on a deferred basis or in installments). The Committee may, in its discretion, authorize the Chief Executive Officer of the Corporation to administer the Plan on its behalf with respect to matters relating to Participants below the level of executive vice president of the Corporation. Members of the Committee are not eligible to participate in the Plan.

  Incentive Payments and Performance Goals. The Plan provides that for a specified period of time, generally a calendar year (an "Incentive Period"), the Committee will determine and establish in writing (i) one or more corporate performance goals (the "Performance Goals") and (ii) the performance/payout schedule detailing the total dollar amount which may be made available for payout to all Participants as incentive payments based upon the relative level of attainment of the Performance Goals. Incentive payments will be made only upon the determination by the Committee that the Corporation has achieved the Performance Goals for such Incentive Period. The Performance Goals related to, and the total dollar amount of incentive payments for, an Incentive Period must be established by the Committee prior to the completion of 25% of the Incentive Period or such earlier date as may be required by Section 162(m) of the Code.

  The Plan authorizes the Committee to determine one or more Performance Goals for an Incentive Period which must be based on (i) earnings per share, (ii) return on average equity or (iii) return on average assets. Performance Goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee for an Incentive Period, including earnings, earnings growth, revenues, expenses, stock price, market share, charge-offs, loan loss reserves, reductions in non-performing assets, return on assets, return on equity, return on investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisition expenses including goodwill, unplanned stock offerings and strategic loan loss provisions. Such Performance Goals may be particular to a line of business, subsidiary or other unit or may be based on the performance of the Corporation generally.

  In no event may the maximum incentive payment for an Incentive Period for a Participant who is a Covered Employee exceed $4,000,000. If so determined by the Committee, the maximum incentive payment (or, in its sole discretion, any lesser amount) may be awarded to a Participant if the minimum Performance Goals established by the Committee are attained.

  Payments. After the end of each Incentive Period, the Committee: determines the total dollar amount available for incentive payments pursuant to the performance/payout schedule established for such period, which amount will be based upon the extent to which the Performance Goals established by the Committee for such Incentive Period have been achieved; determines, in its sole discretion, the share, if any, of available dollars to be paid to each Participant (however, in the case of executive officers at or above the level of Vice Chairman, the Board shall have authority to approve the share to the extent permitted under Section 162(m) of the Code and underlying regulations); and authorizes the payment of such amount to the Participant. The Committee may, in its sole discretion, reduce the size of or eliminate the total amount available for payment for an incentive period. In exercising its discretion to determine each Participant's incentive payment, the Committee may determine a target funding pool which will fund based upon the relative attainment of the Performance Goals and from which the Participants' incentive payments will be paid.

  Amendment or Termination. The Board may amend, modify or terminate the Plan in any respect at any time without the consent of Participants. Any such action may be taken without the approval of the Corporation's stockholders, but only to the extent that such stockholder approval is not required by applicable law or regulation, including Section 162(m) of the Code. Unless sooner terminated by the Board, to the extent necessary to ensure that payments made to Covered Employees may be deductible thereunder, the Plan will terminate as of the date of the first meeting of the Corporation's stockholders occurring during the year 2001, unless the term of the Plan is extended and reapproved at such stockholders' meeting. Termination of the Plan will not affect any incentive payments due and outstanding on the date of termination, and such payments will continue to be subject to the terms of the Plan notwithstanding its termination.

  Change of Control. In the event of a change of control of the Corporation, the Incentive Period will be deemed to have concluded on the date of the change of control and the amount available for payout to Participants will fund on a pro rata basis (based on the number of days in such Incentive Period elapsed through the date of the change of control) assuming the Corporation had attained Performance Goals at a level generating funding at 200% of the target funding for the Incentive Period. The Committee, in its sole discretion, will determine the share of available dollars payable to each Participant, provided that in all events the entire amount of funds available as calculated pursuant to the preceding sentence will be paid to Participants subject to the maximum payment limitations for Covered Employees.

  Maximum Incentive Payments for 1996. Set forth in the table below is information relating to the maximum incentive payments established by the Committee which may be made to the named Participants for the Incentive Period beginning January 1, 1996, and ending December 31, 1996 (the "1996 Incentive Period"). This maximum amount is a limitation and does not represent a target payment for the Participant. Incentive payments for the 1996 Incentive Period will be based upon the relative level of attainment of the Performance Goals established by the Committee. For 1996, the Committee established Performance Goals based on (i) the Corporation's earnings per share for 1996, on an absolute dollar basis, as adjusted for extraordinary charges, accounting changes and other unplanned special charges as provided for by the Committee and (ii) the Corporation's ROE for the year in relation to the ROE for the year of peer banking institutions. In addition, the Committee has also set threshold levels of performance for both Performance Goals which, if not met, will result in no incentive payments under the Plan. The actual amount payable to any Participant as an incentive payment for the 1996 Incentive Period will be determined by the Committee but in no event will exceed the maximum amounts set forth below.

                               NEW PLAN BENEFITS
                    SENIOR MANAGEMENT ANNUAL INCENTIVE PLAN

                                                               DOLLAR VALUE ($)
        NAME(1)                                                MAXIMUM AWARD(2)
        -------                                                ----------------
        Richard L. Thomas(3)..................................   $         0
        Verne G. Istock.......................................     2,400,000
        Thomas H. Jeffs II....................................     1,000,000
        Scott P. Marks, Jr....................................     1,000,000
        David J. Vitale.......................................     1,000,000
        Executive Officer Group...............................    12,150,000
        Non-Executive Officer Employee Group..................    11,453,700(4)

- -------
(1) The position of each of the named individuals is set forth in the Summary Compensation Table on page 23 of this proxy statement.
(2) These amounts reflect the Committee's determination of the maximum awards for 1996 and are provided for purposes of illustration only, as required by the rules of the Commission and regulations promulgated under the Code.

(3) Mr. Thomas is retiring in May 1996 and will not be a participant in the Plan.
(4) The maximum aggregate award payable under the Plan to the non-executive officer Participants for the 1996 Incentive Period currently is not determinable. This amount represents the actual aggregate bonus payments made for 1995 to the non-executive officers participating in the prior senior management annual incentive programs of First Chicago and NBD. If the Plan had been in effect for 1995 and Performance Goals similar to those for the 1996 Incentive Period had been employed for 1995, and the Merger occurred at the beginning of 1995, the aggregate incentive payments which would have been made to the non-executive officers as a group would not have varied materially from this amount. Non-executive officers may also participate in incentive programs specific to their business unit or subsidiary.

  The Plan will be cancelled unless approved by the Corporation's stockholders. If the stockholders of the Corporation do not approve the Plan, the Board might nonetheless decide to continue the Corporation's annual incentive program based on a determination that doing so is in the best interest of the Corporation. In such event, however, payments made to Covered Employees may not be deductible for federal income tax purposes under Section 162(m) of the Code.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE SENIOR MANAGEMENT ANNUAL INCENTIVE PLAN INCLUDING THE PERFORMANCE GOALS FOR SUCH PLAN.

 TRANSACTIONS WITH DIRECTORS, EXECUTIVE OFFICERS, STOCKHOLDERS AND ASSOCIATES

  Directors and executive officers of the Corporation and their associates, were customers of, or had transactions with, the Corporation or the Corporation's banking or other subsidiaries in the ordinary course of business during 1995. Additional transactions may be expected to take place in the future. All outstanding loans to directors and executive officers and their associates, commitments and sales, purchases and placements of investment securities and other financial instruments included in such transactions, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, where applicable, as those prevailing at the time for comparable transactions with other persons, and do not involve more than normal risk of collectibility or present other unfavorable features. During 1995, subsidiaries of the Corporation paid approximately $1,219,587 to Kelly Services, Inc. for the provision of temporary employment services. Terence E. Adderley, President and Chief Executive Officer of Kelly Services, Inc., is a director of the Corporation. These transactions and all other transactions described on page 11 of this proxy statement were entered into in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with other persons.


                    RATIFICATION OF APPOINTMENT OF AUDITORS

  The Board of Directors recommends that the stockholders ratify the appointment by the Audit Committee of the Board of Directors of Arthur Andersen LLP as independent auditors for the Corporation for the year 1996.

  In anticipation of the Merger, it was recognized that certain efficiencies and cost savings would be gained from the immediate selection of the independent accountant who would be responsible for the audit of the financial statements of the combined companies. To effect this result, on September 18, 1995, the Board of Directors of NBD authorized NBD to change its certified public accountants from Deloitte & Touche LLP to Arthur Andersen LLP, which had served as the independent public accountants for First Chicago since First Chicago commenced operations in 1969. The change was effective immediately, and Arthur Andersen LLP audited the Corporation's consolidated financial statements included in the Corporation's report on Form 10-K for the year ended December 31, 1995.

  The Deloitte & Touche LLP audit reports on the consolidated financial statements of NBD for the years ended December 31, 1993 and 1994, respectively, did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 1994, and the interim period preceding the change of independent accountants, there were no disagreements between NBD and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report. Further, Deloitte & Touche LLP did not advise NBD of any reportable events during the aforementioned time period.

  Representatives of Arthur Andersen LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions presented at the Annual Meeting.

  In the event the appointment of Arthur Andersen LLP is not ratified by the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, the appointment of independent auditors will be reconsidered by the Audit Committee of the Board of Directors.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF AUDITORS.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

  Any proposal that a holder of Common Stock intends to present at next year's Annual Meeting of Stockholders must be received by the Corporation, at the address appearing on the first page of this proxy statement, no later than December 6, 1996, in order to be included in the proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

  As of the date of this proxy statement, the Board of Directors of the Corporation does not know of any matters to be presented at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If other proper matters, however, should come before the Annual Meeting or any adjournment thereof, the persons named in the enclosed proxy intend to vote the shares represented by them in accordance with their best judgment in respect to any such matters.

                                 MISCELLANEOUS

  The cost of soliciting proxies will be borne by the Corporation. The solicitation will be primarily by mail. In addition to the use of the mail, some of the officers, directors and regular employees of the Corporation and its subsidiaries may solicit proxies by telephone, telegram or personal interview without additional remuneration therefor. The Corporation intends to reimburse banks, brokerage houses and other institutions, custodians, nominees and fiduciaries for reasonable expenses in forwarding proxy material to their principals.

  Stockholders are urged to sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose. Properly executed proxies will be voted in accordance with stockholders' directions. If no directions are given, proxies will be voted for the election of directors and, with respect to each other matter scheduled for consideration at the Annual Meeting, in accordance with the recommendations of the Board of Directors as set forth in this proxy statement. The proxy does not affect the right to vote in person at the Annual Meeting and may be revoked by written notice given to the Secretary of the Corporation at any time before it is voted or by the proper execution and timely submission of a later-dated proxy.
                                             By order of the Board of
                                             Directors,
April 5, 1996                                     Sherman I. Goldberg
                                                  Secretary

                                                                      APPENDIX A

                         FIRST CHICAGO NBD CORPORATION
                              DIRECTOR STOCK PLAN

1. PURPOSE OF THE PLAN

  The purpose of the First Chicago NBD Corporation Director Stock Plan is to promote the long-term growth of First Chicago NBD Corporation by increasing the proprietary interest of non-employee directors in First Chicago NBD Corporation and to attract and retain highly qualified and capable directors.

2. DEFINITIONS

  Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

    (a) "Annual Retainer" means the annual cash retainer fee payable during the Plan Year by the Corporation or any subsidiary or affiliate of the Corporation to a Director for services as a Director of the Corporation or any subsidiary or affiliate. To the extent a Director is also entitled to an additional retainer as a result of being the chairperson of a committee of the Board, Annual Retainer will also include such additional annual cash retainer.

    (b) "Award" means an award granted to a Director under the Plan in the form of Options, Shares, or Stock Units or any combination thereof.

    (c) "Award Grant Date" means the date upon which an Award is granted to the Director.

    (d) "Award Summary" means a written summary setting forth the terms and conditions of each Award made under this Plan.

    (e) "Board" means the Board of Directors of First Chicago NBD
  Corporation.

    (f) "Change of Control" means a change of control as defined in the First Chicago NBD Corporation Stock Performance Plan or any successor thereto.

    (g) "Committee" means the Organization, Compensation and Nominating Committee of the Board or such other Committee of the Board as may be designated by the Board from time to time to administer the Plan.

    (h) "Corporation" means First Chicago NBD Corporation, a Delaware
  Corporation.

    (i) "Director" means a director of the Corporation who is not an employee of the Corporation or any subsidiary of the Corporation. Director shall also include a director of any subsidiary or affiliate of the Corporation who is not an employee of the Corporation or a subsidiary or affiliate of the Corporation provided that the Board has approved adoption of the Plan by the subsidiary or affiliate.

    (j) "Fair Market Value" means the average of the highest and the lowest quoted selling prices on the New York Stock Exchange Composite Transactions Tape on the relevant valuation date or, if there were no sales on the valuation date, on the next preceding date on which such selling prices were recorded.

    (k) "Option" means an option to purchase Shares awarded under Section 9 which does not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or any successor law.

    (l) "Optionee" means a Director of the Corporation to whom an Option has been granted or, in the event of such Director's death prior to the expiration of an Option, such Director's executor, administrator, beneficiary or similar person.

    (m) "Plan" means the First Chicago NBD Corporation Director Stock Plan, as amended and restated from time to time.

    (n) "Plan Year" means the twelve month period from April 1 to March 31.

    (o) "Share" means a share of common stock, $1.00 par value per share, of the Corporation.

    (p) "Stock Unit" means the right to receive a Share on a date elected by the Director pursuant to rules established by the Committee along with such dividend or dividend equivalent rights as may be permitted hereunder.

3. ELIGIBILITY

  Directors shall be eligible to participate in the Plan in accordance with Sections 7, 8 and 9.

4. PLAN ADMINISTRATION

  (a) Administrator of Plan. The Plan shall be administered by the Committee.

  (b) Authority of Committee. The Committee shall have full power and authority to (i) interpret and construe the Plan and Award Summaries and adopt such rules as it shall deem necessary and advisable to implement and administer the Plan and (ii) designate persons other than members of the Committee to carry out its responsibilities, subject to such limitations, restrictions and conditions as it may prescribe, such determinations to be made in accordance with the Committee's best business judgment as to the best interests of the Corporation and its stockholders and in accordance with the purposes of the Plan. The Committee may delegate administrative duties under the Plan to one or more agents as it shall deem necessary or advisable.

  (c) Determinations of Committee. A majority of the Committee shall constitute a quorum at any meeting of the Committee, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or a meeting of the Committee by a written consent signed by all members of the Committee.

  (d) Effect of Committee Determinations. No member of the Committee or the Board shall be personally liable for any action or determination made in good faith with respect to the Plan or any Award or to any settlement of any dispute between a Director and the Corporation. Any decision made or action taken by the Committee or the Board with respect to an Award or the administration or interpretation of the Plan shall be conclusive and binding upon all persons.

5. SHARES SUBJECT TO THE PLAN

  Subject to adjustments as provided in Section 14, the aggregate number of Shares which may be issued pursuant to Awards shall not exceed 1,000,000 Shares. To the extent that Shares subject to an outstanding Option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such Option or by reason of the delivery of Shares to pay all or a portion of the exercise price of such Option, then such Shares shall again be available for issuance under the Plan.

6. AWARDS UNDER THE PLAN

  Awards in the form of Shares shall be granted to Directors in accordance with
Section 7. Awards in the form of Options, Shares or Stock Units, or a combination thereof, may be granted to Directors in accordance with Section 8. Awards in the form of Stock Units may be granted to Directors in accordance with Section 9. Each Award granted under Section 8 and Section 9 shall be evidenced by an Award Summary. Delivery of an Award Summary shall constitute an agreement, subject to Section 3 and Section 11, between the Corporation and the Director as to the terms and conditions of the Award.

7. ANNUAL STOCK RETAINER

  Each Director shall be granted Shares, subject to the following terms and conditions:

    (a) Time of Grant. Each Director shall be granted, as of the date of each annual meeting of stockholders of the Corporation (except in 1996, as of August 1, 1996) the Director's annual stock retainer. In the case of a Director who is appointed to the Board on a date during the Plan Year which follows the date of an annual meeting of stockholders, the Director shall be granted, as of the date such Director is first appointed to the Board, the Director's annual stock retainer, as prorated in the manner described below.

    (b) Number of Shares. The number of Shares granted pursuant to this Section shall be the number of whole Shares equal to (i) one-half of the Annual Retainer (without taking into consideration any chairperson retainer) divided by (ii) the Fair Market Value per Share on the Award Grant Date (increased to the next whole share in case of any fractional share). In the case of a Director who is appointed to the Board on a date during the Plan Year which follows the date of an annual meeting of stockholders, the number of Shares granted pursuant to this Section for such Director shall be calculated in the manner described in the previous sentence, except that (i) the Fair Market Value per Share shall be determined as of the date the Director is appointed to the Board, and (ii) the number of Shares granted shall be prorated based upon the number of calendar months during which such Director will serve on the Board prior to the beginning of the next Plan Year. (Any part of a calendar month will count as a whole month for purposes of these calculations.)

8. ELECTIVE OPTIONS, SHARES AND STOCK UNITS

  Each Director shall be granted Options, Shares or Stock Units, or a combination thereof, subject to the following terms and conditions:

    (a) Time of Grant. As of the date of each annual meeting of stockholders of the Corporation (except in 1996, as of August 1, 1996), an Award, shall be granted to each Director who, at least six months prior thereto, files with the Committee or its designee a written election to receive such Award, or a combination thereof, in lieu of all or a portion of such Director's Annual Retainer. Each Director's election shall remain in effect and be applicable with respect to subsequent years' Annual Retainers unless the Director files a revised election pursuant to the first sentence of this Section 8(a). In the event a Director does not file a written election in accordance with the first sentence by reason of becoming a Director after the date which is six months prior to the annual meeting of stockholders of the Corporation in any year, an Award, shall be granted to such Director pursuant to rules established by the Committee on the first day (the "Effective Date") which is six months after the date such Director files with the Committee or its designee a written election to receive such Award, in lieu of all or a portion of such Director's Annual Retainer; provided, however, that such election may apply only to the portion of such Director's Annual Retainer multiplied by a fraction, the numerator of which is the number of months from and including the Effective Date to and including the end of such Plan Year and the denominator of which is 12. An election pursuant to the first sentence of this Section 8(a) may be revoked or changed only on or prior to the date which is six months prior to the annual meeting of stockholders of the Corporation. An election pursuant to the third sentence of this Section 8(a) shall be irrevocable with respect to the Director's Annual Retainer paid during the Director's first Plan Year.

    (b) Number of Shares. The number of Shares granted pursuant to Section 8(a) shall be the number of whole Shares (increased to the next highest whole Share in case of any fractional Share) equal to (i) the portion of the Annual Retainer which the Director has elected pursuant to Section 8(a) to be payable in Shares, divided by (ii) the Fair Market Value per Share on the Award Grant Date.

    (c) Number and Purchase Price of Options. The number of Shares subject to an Option granted pursuant to Section 8(a) shall be the number of Shares equal to the product of three (3) times the number of Shares the Director would have received had the Director elected to receive Shares under
  Section 8(b) rather than Options under this Section 8(c). The purchase price per Share under each Option granted shall be 100% of the Fair Market Value per Share on the Award Grant Date.

    (d) Exercise of Options. Each Option shall be fully exercisable on and after that date which is six months after the Award Grant Date and, subject to Section 11, shall not be exercisable prior to such date. An Option may be exercised until the date which is ten years after the Award Grant Date of such Option. An Option, or portion thereof, may be exercised in whole or in part only with respect to whole Shares.

    Shares shall be issued to the Optionee pursuant to the exercise of an Option only upon receipt by the Corporation from the Optionee of payment in full either in cash or by submitting acceptable proof to the Committee of the ownership of Shares which have been owned by the Optionee for at least six months prior to the date of exercise of the Option, or a combination of cash and Shares, in an amount or having a combined value equal to the aggregate purchase price for the Shares subject to the Option or portion thereof being exercised. The Shares issued to an Optionee for the portion of any Option exercised by submitting proof of acceptable ownership of Shares shall not exceed the number of Shares issuable as a result of such exercise (determined as though payment in full therefor were being made in cash) less the number of Shares for which proof of ownership is submitted. The value of owned Shares for which proof of ownership is submitted in full or partial payment for the Shares purchased upon the exercise of an Option shall be equal to the aggregate Fair Market Value of such owned Shares on the date of the exercise of such Option.

    (e) Number of Stock Units. The number of Stock Units granted pursuant to
  Section 8(a) shall be the number of Stock Units equal to (i) the portion of the Annual Retainer which the Director has elected pursuant to Section 8(a) to be payable in Stock Units, divided by (ii) the Fair Market Value per Share on the Award Grant Date. A Director who has been awarded Stock Units shall be credited while such Stock Units remain outstanding with additional Stock Units equal to (1) the product of (i) the cash dividend per Share declared after the Stock Units are awarded and (ii) the number of Stock Units credited to the Director divided by (2) the Fair Market Value of a Share on the date the dividend is paid. Such additional Stock Units shall be issued as Shares at the same time and in the same manner as the underlying Stock Units to which they are attributable.

    (f) Distribution of Stock Units. Upon the date elected by the Director, the Director will receive one Share for each Stock Unit including any fraction thereof. In the event of a Director's death prior to the issuance of Shares attributable to Stock Units, Shares attributable to such Director's Stock Units shall become immediately distributable to such Director's executor, administrator, beneficiary or similar person.

9. AWARD OF STOCK UNITS BASED UPON VALUE OF TERMINATED DIRECTOR RETIREMENT PLAN BENEFITS AND PRIOR DIRECTOR DEFERRALS

  (a) Terminated Retirement Plan Benefits. Pursuant to rules established by the Committee, a Director who participated in either the NBD Bancorp, Inc. Non-Employee Director Retirement Plan or the First Chicago Corporation Director Retirement Income Plan ("Retirement Plans"), both of which were terminated effective January 31, 1996, may elect pursuant to a six-month irrevocable election to receive all or a portion of the Director's benefit under the Retirement Plans in Stock Units payable in Shares upon the such Director's retirement from the Board. The number of Stock Units awarded pursuant to this
Section 9(a) shall be determined consistent with Section 8(e).

  (b) Prior Director Deferrals of NBD Bancorp, Inc. Directors. Pursuant to rules established by the Committee, a Director who deferred annual retainers under the NBD Bancorp, Inc. Plan for Deferring the Payment of Directors' Fees may elect pursuant to a six-month irrevocable election to receive all or a portion of the Director's benefits under such plan in Stock Units payable in Shares pursuant to the election filed by the Director under such plan. The number of Stock Units awarded pursuant to this Section 9(b) shall be determined consistent with Section 8(e).

  (c) Prior Director Deferrals of First Chicago Corporation Directors. Pursuant to rules established by the Committee, each Director who deferred annual retainers under the First Chicago Corporation Compensation Agreement and The First National Bank of Chicago Compensation Agreement ("Agreements") may elect pursuant to a six-month irrevocable election to have the value of the deferred retainers under the Agreements as of a date determined by the Committee awarded in Stock Units payable in Shares at the time elected by such Directors under the Agreements. The number of Stock Units awarded pursuant to this Section 9(c) shall be determined consistent with Section 8(e).

10. ISSUANCE OF SHARES

  Upon an Award of Shares to a Director pursuant to this Plan, the Shares shall be credited to a book entry account in the name of the Director at a trust company designated by the Committee, whereupon the Director shall become a stockholder of the Corporation with respect to such Shares and shall be entitled to vote the Shares.

11. NON-TRANSFERABILITY OF OPTIONS AND STOCK UNITS

  All Options and Stock Units granted under the Plan shall not be transferable by a Director during his or her lifetime and may not be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except by court order, will or by the laws of descent and distribution. Notwithstanding the foregoing, in the event Options may be transferable in accordance with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, then each Option shall be transferable to the extent set forth under the terms of each Award, as determined by the Committee. In the event that any Option is thereafter transferred as permitted by the preceding sentence, the permitted transferee thereof shall be deemed the Optionee hereunder. Options shall be exercisable during the Optionee's lifetime only by the Optionee or by the Optionee's guardian, legal representative or similar person.

12. CHANGE OF CONTROL

  Upon the occurrence of a Change of Control, any and all outstanding Options shall become immediately exercisable and all Stock Units shall become distributable in Shares.

13. AMENDMENT AND TERMINATION

  The Board may amend the Plan from time to time or terminate the Plan at any time; provided, however, than no action authorized by this Section shall adversely change the terms and conditions of an outstanding Option or Stock Unit without the Optionee's consent and, subject to Section 14, the number of Shares subject to an Option granted under Section 8, the purchase price therefor, the date of grant of any such Option and the termination provisions relating to such Option, and shall not be amended more than once every six months, other than to comply with changes in the Internal Revenue Code of 1986, as amended, or any successor law, or the Employee Retirement Income Security Act of 1974, as amended, or any successor law, or the rules and regulations thereunder.

14. RECAPITALIZATION

  The aggregate number of shares of Common Stock as to which Awards may be granted to Directors, the number of shares thereof covered by each outstanding Award, and the price per share thereof in each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such Shares, effected without receipt of consideration by the Corporation, or other change in corporate or capital structure; provided, however, that any fractional Shares resulting from any such adjustment shall be eliminated. The Committee may also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent it is deemed necessary or desirable to preserve the intended benefits of the Plan for the Corporation and the Directors in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction.

15. GOVERNING LAW

  To the extent that federal laws do not otherwise control, the Plan shall be construed in accordance with and governed by the law of the State of Delaware.

16. SAVINGS CLAUSE

  This Plan is intended to comply in all aspects with applicable law and regulation, including, Section 16 of the Securities Exchange Act of 1934 and Rule 16b-3 of the Securities and Exchange Commission. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation (including Rule 16b-3), the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws (including Rule 16b-3) so as to foster the intent of this Plan.

17. EFFECTIVE DATE AND TERM

  The effective date of this Plan is January 2, 1996, subject to its approval by the stockholders of the Corporation at the annual meeting to be held on May 10, 1996, or any adjournment thereof. The Plan shall remain in effect until terminated by the Board.

                                                                      APPENDIX B

                         FIRST CHICAGO NBD CORPORATION
                             STOCK PERFORMANCE PLAN

1. PURPOSE

  The purpose of the First Chicago NBD Corporation Stock Performance Plan is to provide incentives and rewards for Employees of the Corporation and its Subsidiaries (i) to support the execution of the Corporation's business and human resource strategies and the achievement of its goals and (ii) to associate the interests of Employees with those of the Corporation's stockholders.

2. DEFINITIONS

  (a) "Award" includes, without limitation, stock options (including incentive stock options under Section 422 of the Code), stock appreciation rights, performance share or unit awards, dividend or equivalent rights, stock awards, restricted share or unit awards, or other awards that are valued in whole or in part by reference to, or are otherwise based on, the Corporation's Common Stock ("other Common Stock-based Awards"), all on a stand alone, combination or tandem basis, as described in or granted under this Plan.

  (b) "Award Summary" means a written summary setting forth the terms and conditions of each Award made under this Plan.

  (c) "Board" means the Board of Directors of the Corporation, excluding any member who is an officer or Employee of the Corporation or who otherwise would not be considered a disinterested person within the meaning of Rule 16b-3 of the Securities and Exchange Commission.

  (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  (e) "Committee" means the Organization, Compensation and Nominating Committee of the Board or such other committee of the Board as may be designated by the Board from time to time to administer this Plan.

  (f) "Common Stock" means the Common Stock, par value $1.00 per share, of the Corporation.

  (g) "Corporation" means First Chicago NBD Corporation, a Delaware corporation.

  (h) "Employee" means an employee of First Chicago NBD Corporation or a Subsidiary.

  (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (j) "Fair Market Value" means the average of the highest and the lowest quoted selling prices on the New York Stock Exchange Composite Transactions Tape on the relevant valuation date or, if there were no sales on the valuation date, on the next preceding date on which such selling prices were recorded; provided, however, that the Committee may modify the definition of Fair Market Value with respect to any particular Award.

  (k) "Participant" means an Employee who has been granted an Award under the Plan.

  (l) "Plan" means this First Chicago NBD Corporation Stock Performance Plan.

  (m) "Plan Year" means a twelve-month period beginning with January 1 of each year.

  (n) "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Corporation has or obtains, directly or indirectly, a proprietary interest of at least 50% by reason of stock ownership or otherwise.

3. ELIGIBILITY

  Any Employee selected by the Committee is eligible to receive an Award. In addition, the Committee may select those former Employees who have a consulting arrangement with the Corporation or a Subsidiary whom the Committee determines have a significant responsibility for the success and future growth and profitability of the Corporation.

4. PLAN ADMINISTRATION

  (a) Except as otherwise determined by the Board, the Plan shall be administered by the Committee. The Board, or the Committee to the extent determined by the Board, shall periodically make determinations with respect to the participation of Employees in the Plan and, except as otherwise required by law or this Plan, the grant terms of Awards including vesting schedules, price, length of relevant performance, restriction or option period, dividend rights, post-retirement and termination rights, payment alternatives such as cash, stock, contingent awards or other means of payment consistent with the purposes of this Plan, and such other terms and conditions as the Board or the Committee deems appropriate.

  (b) The Committee shall have authority to interpret and construe the provisions of the Plan and the Award Summaries and make determinations pursuant to any Plan provision or Award Summary which shall be final and binding on all persons. No member of the Committee shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's Certificate of Incorporation, as it may be amended from time to time.

  (c) The Committee may designate persons other than its members to carry out its responsibilities under such conditions or limitations as it may set, other than its authority with regard to Awards granted to Employees who are officers or directors of the Corporation for purposes of Section 16 of the Exchange Act.

  (d) The Committee shall have the authority at any time prior to a Change of Control (as defined in Section 12(b)) to cancel Awards for reasonable cause and to provide for the conditions and circumstances under which Awards shall be forfeited.

5. STOCK SUBJECT TO THE PROVISIONS OF THIS PLAN

  (a) The stock subject to the provisions of this Plan shall be shares of authorized but unissued Common Stock and shares of Common Stock held as treasury stock. Subject to adjustment in accordance with the provisions of
Section 10, and subject to Section 5(b) below, the total number of shares of Common Stock available for grants of Awards in any Plan Year shall not exceed 2% of the outstanding Common Stock as reported in the Corporation's Annual Report on Form 10-K for the fiscal year ending immediately prior to such Plan Year.

  (b) There shall be available for Awards under the Plan in any Plan Year, in addition to shares available for grant under paragraph (a) of this Section 5, all of the following: (i) any unused portion of the limit set forth in paragraph (a) of this Section 5 for any prior Plan Year; (ii) shares represented by Awards which are cancelled, forfeited, surrendered, terminated, paid in cash or expire unexercised; (iii) the excess amount of variable Awards which become fixed at less than their maximum limitations; (iv) any shares of Common Stock that are used to pay the purchase price or any withholding taxes associated therewith upon the exercise of an option, to the extent such shares result in the grant of a replacement option; provided, however, that the total number of shares of Common Stock which may be available for Awards under the Plan in any Plan Year may not exceed 5% of the outstanding Common Stock as reported in the Corporation's Annual Report on Form 10-K for the fiscal year ending immediately prior to the applicable Plan Year.

  (c) The exercise of an option or stock appreciation right granted in tandem therewith will reduce proportionately the amount of shares subject to the tandem stock appreciation right or option. In addition, any shares ceasing to be subject to the related option or right because of such reduction shall not increase the number of shares of Common Stock available for future Awards granted under the Plan. The grant of a performance or restricted share unit Award shall be deemed to be equal to the maximum number of shares which may be issued under the Award. Where the value of an Award is variable on the date it is granted, the value shall be deemed to be the maximum limitation of the Award. Awards payable solely in cash will not reduce the number of shares available for Awards granted under the Plan.

6. AWARDS UNDER THIS PLAN

  As the Board or Committee may determine, the following types of Awards and other Common Stock-based Awards may be granted under this Plan on a stand alone, combination or tandem basis:

    (a) Stock Option. A right to buy a specified number of shares of Common Stock at a fixed exercise price during a specified time, all as the Committee may determine; provided that the exercise price of any option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of such Award; provided further that no more than 2,000,000 stock options and stock appreciation rights in the aggregate (except that a stock option issued in tandem with a stock appreciation right shall be counted as one stock option for purposes of this maximum) may be granted to any Employee during any five-year period.

    (b) Incentive Stock Option. An Award in the form of a stock option which shall comply with the requirements of Section 422 of the Code or any successor Section of the Code as it may be amended from time to time. Subject to adjustment in accordance with the provisions of Section 10, the aggregate number of shares which may be subject to incentive stock option Awards under this Plan shall not exceed 10,000,000 shares, subject in any Plan Year to the limitations of Section 5 of this Plan.

    (c) Stock Appreciation Right. A right to receive the excess of the Fair Market Value of a share of Common Stock on the date the stock appreciation right is exercised over the Fair Market Value of a share of Common Stock on the date the stock appreciation right was granted; provided that no more than 2,000,000 stock options and stock appreciation rights in the aggregate (except that a stock appreciation right issued in tandem with a stock option shall be counted as one stock option for purposes of this maximum) may be granted to any Participant during any five-year period.

    (d) Restricted And Performance Shares. A transfer of Common Stock to a Participant, subject to such restrictions on transfer or other incidents of ownership, or subject to specified performance standards, for such periods of time as the Committee may determine; provided that no more than 700,000 performance shares (determined based upon the maximum number of shares of Common Stock that may be earned) may be granted to any Employee during any five-year period.

    (e) Restricted And Performance Share Unit. A fixed or variable share or dollar denominated unit subject to such conditions of vesting, performance and time of payment as the Committee may determine, which are valued at the Committee's discretion in whole or in part by reference to, or otherwise based on, the Fair Market Value of Common Stock and which may be paid in Common Stock, cash or a combination of both.

    (f) Dividend Or Equivalent Right. A right to receive dividends or their equivalent in value in Common Stock, cash or in a combination of both with respect to any new or previously existing Award.

    (g) Stock Award. An unrestricted transfer of ownership of Common Stock which may only be made to Employees other than Employees who are officers or directors of the Corporation for purposes of Section 16 of the Exchange Act.

    (h) Other Stock-Based Awards. Other Common Stock-based Awards which are related to or serve a similar function to those Awards set forth in this
  Section 6.

  No Common Stock shall be issued pursuant to any Award unless consideration at least equal to the par value thereof has been received by the Corporation in the form of cash, services rendered or property.

  The Committee may from time to time, establish performance criteria with respect to an Award. The performance criteria or standards may be based upon
(i) earnings per share, (ii) return on average assets or (iii) return on average equity. Performance standards shall be determined by the Committee in its sole discretion and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee, including earnings, earnings growth, revenues, expenses, stock price, market share, charge-offs, loan loss reserves, reductions in non-performing assets, return on assets, return on equity or return on investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisition expenses including goodwill, unplanned stock offerings and strategic loan loss provisions. Such performance standards may be particular to a line of business, subsidiary or other unit or may be based on the performance of the Corporation generally.

7. AWARD SUMMARIES

  Each Award under the Plan shall be evidenced by an Award Summary. Delivery of an Award Summary to each Participant shall constitute an agreement, subject to
Section 4(d) and Section 9 hereof, between the Corporation and the Participant as to the terms and conditions of the Award.

8. OTHER TERMS AND CONDITIONS

  (a) Assignability. Except to the extent permitted by Rule 16b-3 under the Exchange Act, or Section 422 of the Code, and as otherwise provided in the Award Summary, no Award shall be assignable or transferable except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, and during the lifetime of a Participant, the Award shall be exercisable only by such Participant or such Participant's guardian, legal representative or assignee pursuant to a qualified domestic relations order. In the event that any Award is thereafter transferred as permitted by the preceding sentence, the permitted transferee thereof shall be deemed the Award recipient hereunder. Stock options, incentive stock options and stock appreciation rights shall be exercisable during the transferee's lifetime only by the Award recipient or by the Award recipient's guardian, legal representative or similar person.

  (b) Termination Of Employment. The Committee shall determine the disposition of the grant of each Award in the event of the retirement, disability, death or other termination of a Participant's employment.

  (c) Rights As A Stockholder. A Participant shall have no rights as a stockholder with respect to shares covered by an Award until the date the Participant or his nominee, guardian or legal representative is the holder of record. No adjustment will be made for dividends or other rights for which the record date is prior to such date.

  (d) No Obligation To Exercise. The grant of an Award shall impose no obligation upon the Participant to exercise the Award.

  (e) Payments By Participants. The Committee may determine that Awards for which a payment is due from a Participant may be payable: (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Corporation, by money transfers or direct account debits; (ii) through the delivery or deemed delivery based on attestation to the ownership of shares of Common Stock with a Fair Market Value equal to the total payment due from the Participant; (iii) by a combination of the methods described in (i) and (ii) above; or (iv) by such other methods as the Committee may deem appropriate.

  (f) Withholding. Except as otherwise provided by the Committee, (i) the deduction of withholding and any other taxes required by law will be made from all amounts paid in cash and (ii) in the case of payments of Awards in shares of Common Stock, the Participant shall be required to pay the amount of any taxes required to be withheld prior to receipt of such stock, or alternatively, a number of shares the Fair Market Value of which equals the amount required to be withheld may be deducted from the payment. The Committee may provide for shares of Common Stock to be withheld for tax withholding purposes in excess of the required minimum amount but not in excess of a Participant's maximum marginal tax rate.

  (g) Restrictions On Sale and Exercise. With respect to Employees who are officers and directors for purposes of Section 16 of the Exchange Act, and if required to comply with rules promulgated thereunder, (i) no Award providing for exercise, a vesting period, a restriction period or the attainment of performance standards shall permit unrestricted ownership of Common Stock by the Participant for at least six months from the date of grant, and (ii) Common Stock acquired pursuant to this Plan (other than Common Stock acquired as a result of the granting of a "derivative security") may not be sold for at least six months after acquisition.

9. AMENDMENTS

  The Board may alter, amend, suspend or discontinue the Plan or at any time prior to a Change of Control (as defined in Section 12(b)) alter or amend any or all Award Summaries granted under the Plan to the extent permitted by law. Any such action of the Board may be taken without the approval of the Corporation's stockholders, but only to the extent that such stockholder approval is not required by applicable law or regulation, including specifically Rule 16b-3 of the Securities and Exchange Commission.

10. RECAPITALIZATION

  The aggregate number of shares of Common Stock as to which Awards may be granted to Participants, the number of shares thereof covered by each outstanding Award, and the price per share thereof in each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Corporation, or other change in corporate or capital structure; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. The Committee may also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent it is deemed necessary or desirable to preserve the intended benefits of the Plan for the Corporation and the Participants in the event of any other reorganization, recapitalization, merger, consolidation, spinoff, extraordinary dividend or other distribution or similar transaction.

11. NO RIGHT TO EMPLOYMENT

  No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Corporation or a Subsidiary. Further, the Corporation and each Subsidiary expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any Award Summary issued hereunder.

12. CHANGE OF CONTROL

  (a) Notwithstanding anything contained in this Plan or any Award Summary to the contrary, in the event of a Change of Control, as defined below, the following shall occur with respect to any and all Awards outstanding as of such Change of Control:

    (i) automatic maximization of performance standards, lapse of all restrictions and acceleration of any time periods relating to the exercise, realization or vesting of such Awards so that such Awards may be immediately exercised, realized or vested in full on or before the relevant date fixed in the Award Summary;

    (ii) performance shares or performance units shall be paid entirely in cash;

    (iii) upon exercise of a stock option or an incentive stock option (collectively an "Option") during the 60-day period from and after the date of a Change of Control, the Participant exercising the Option may in lieu of the receipt of Common Stock upon the exercise of the Option, elect by written notice to the Corporation to receive an amount in cash equal to the excess of the aggregate Value (as defined below) of the shares of Common Stock covered by the Option or portion thereof surrendered determined on the date the Option is exercised, over the aggregate exercise price of the Option (such excess is referred to herein as the "Aggregate Spread"); provided, however, and notwithstanding any other provision of the Plan, if the end of such 60-day period from and after the date of a Change of Control is within six months of the date of grant of an Option held by a Participant who is an officer or director of the Corporation (within the meaning of Section 16(b) of the Exchange Act), such Option shall be cancelled in exchange for a cash payment to the Participant equal to the Aggregate Spread on the day which is six months and one day after the date of grant of such Option. As used in this Section 12(a)(iii) the term "Value" means the higher of (i) the highest Fair Market Value during the 60-day period from and after the date of a Change of Control and (ii) if the Change of Control is the result of a transaction or series of transactions described in paragraphs (I) or (III) of the definition of Change of Control set forth in Section 12(b), the highest price per share of the Common Stock paid in such transaction or series of transactions (which in the case of paragraph (I) shall be the highest price per share of the Common Stock as reflected in a Schedule 13D by the person having made the acquisition);

    (iv) if a Participant's employment terminates for any reason other than retirement or death following a Change of Control, any Options held by the Participant may be exercised by the Participant until the earlier of three months after such termination of employment or the expiration date of such Options; and

    (v) all Awards become noncancellable.

  (b) A "Change of Control" of the Corporation shall be deemed to have occurred upon the happening of any of the following events:

    (I) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"), provided, however, that for purposes of this subsection (I), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection
  (III) of this Section 12(b); or

    (II) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

    (III) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

    (IV) Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

13. GOVERNING LAW

  To the extent that federal laws do not otherwise control, the Plan shall be construed in accordance with and governed by the law of the State of Delaware.

14. SUPPLEMENTAL PLANS

  The Board shall have the authority to adopt plans, supplemental to this Plan, covering Employees residing outside the United States, including but not limited to the United Kingdom.

15. SAVINGS CLAUSE

  This Plan is intended to comply in all aspects with applicable law and regulation, including, with respect to those Employees who are officers or directors for purposes of Section 16 of the Exchange Act, Rule 16b-3 of the Securities and Exchange Commission. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation (including Rule 16b-3), the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws (including Rule 16b-3) so as to foster the intent of this Plan.

16. EFFECTIVE DATE AND TERM

  The effective date of this Plan is January 1, 1996, subject to its approval by the stockholders of the Corporation at the annual meeting to be held on May 10, 1996, or any adjournment thereof. The Plan shall remain in effect until terminated by the Board.

                                                                      APPENDIX C

                         FIRST CHICAGO NBD CORPORATION
                    EMPLOYEE STOCK PURCHASE AND SAVINGS PLAN

1. PURPOSE

  The purpose of the First Chicago NBD Corporation Employee Stock Purchase and Savings Plan is to encourage employee stock ownership, thereby enhancing employee commitment to First Chicago NBD Corporation ("Corporation") and providing an opportunity to share in the Corporation's success.

2. DEFINITIONS

  (a) "Bank" means any banking subsidiary or subsidiaries of the Corporation designated by the Committee with respect to any offering.

  b) "Board" means the Board of Directors of the Corporation.

  (c) "Code" means the Internal Revenue Code of 1986, as amended.

  (d) "Committee" means the Organization, Compensation and Nominating Committee of the Board or any other committee designated by the Board to administer this Plan. The Committee shall not include any person who is an employee of the Corporation or who otherwise would not be considered a disinterested person within the meaning of Rule 16b-3 of the Securities and Exchange Commission.

  (e) "Common Stock" means the common stock of the Corporation, par value $1 per share.

  (f) "Compensation" means compensation as defined by the Committee in accordance with Section 423 of the Code and applicable regulations, including total compensation or base compensation for any pay period during, or at the beginning of, an Offering Period.

  (g) "Corporation" means First Chicago NBD Corporation, a Delaware
Corporation.

  (h) "Fair Market Value" means the closing price as recorded by the New York Stock Exchange Composite Transactions Tape on the relevant valuation date or if no closing price has been recorded on such date, on the next preceding day on which such a closing price was recorded; provided, however, the Committee may specify some other definition of Fair Market Value that complies with the applicable requirements of the Code.

  (i) "Maximum Share Limit" means 15,000,000 shares of Common Stock.

  (j) "Offering Period" means the term of any offering under the Plan as determined by the Committee which shall be at least 6 months in duration, but no more than 26 months in duration.

  (k) "Participating Corporation" means any subsidiary or affiliate corporation of the Corporation designated by the Committee if on the first date of the Offering Period, the Corporation or a subsidiary or affiliate of the Corporation, individually or collectively, owns 50% or more of the total combined voting power of all classes of stock of such corporation.

  (l) "Plan" means this First Chicago NBD Corporation Employee Stock Purchase and Savings Plan.

  (m) "Purchase Date" means the last day of an Offering Period or any other day or days the Committee may prescribe under Paragraph 8(d)(ii).

  (n) "Purchase Savings Account" means an account opened by a participating employee pursuant to directions set forth in writing on a form prescribed by the Committee.

  The masculine pronoun wherever used herein is deemed to include the feminine, and the singular shall be deemed to include the plural whenever the context requires.

3. ADMINISTRATION

  The Plan shall be administered by the Committee.

  The Committee may employ such agents, attorneys, accountants or any other persons and delegate to them such powers, rights and duties as the Committee may consider necessary to properly carry out the administration of the Plan. The interpretation and construction by the Committee of any provisions of the Plan and the terms and conditions of an offering including employee participation thereunder and any determination by the Committee pursuant to any provision of the Plan shall be final and conclusive. The Committee may adopt such rules and regulations as it deems appropriate to assist in administering and enforcing the Plan.

4. OFFERINGS UNDER THE PLAN

  The Committee shall determine whether the Corporation shall make an offering to all of the then eligible employees, provided, however, that it shall be under no obligation to do so. In the event of an offering under the Plan, an offering prospectus, or such other document as may then be required under applicable law, shall be prepared which outlines the specific terms and conditions of such offering.

5. ELIGIBILITY

  All employees of the Corporation or of any Participating Corporation shall be eligible to participate in an offering under the Plan except (i) any employee who normally works less than 20 hours a week, (ii) any employee who normally works less than five months a year, (iii) any employee who, on the first date of the applicable Offering Period (or, such later date as may otherwise be required in order to comply with Section 423 of the Code), has not been employed by the Corporation or a Participating Corporation for at least one month immediately prior thereto and (iv) any employee who is a highly compensated employee (as defined in Section 414(q) of the Code) who the Committee determines should not participate; provided, however, the Committee may permit employees who are otherwise ineligible to participate in an offering in a manner consistent with the requirements of the Code. Notwithstanding the previous sentence, under any offering the Committee may permit employees not otherwise eligible to participate on the first date of the applicable Offering Period but who later satisfy the eligibility requirements of this paragraph to participate as of a subsequent date determined by the Committee. In the case of an employee of a Participating Corporation who became employed as a result of the acquisition by the Corporation or a Participating Corporation of all or part of the assets or stock of such employee's previous employer, the employee's employment date will be considered to be the date he was employed by his previous employer, unless otherwise determined by the Committee.

6. STOCK

  The stock offered hereunder shall be shares of Common Stock either authorized but unissued or issued and held in treasury. Subject to adjustment in accordance with the provisions of Paragraph 8(g), the total number of shares of Common Stock which may be offered shall not exceed the Maximum Share Limit. If at any time participating employees elect to purchase more than the Maximum Share Limit, then the number of shares of Common Stock which may be purchased by each participating employee shall be reduced pro rata.

  In the event that an employee's participation under the Plan for any reason ends or is terminated and the shares which are subject to purchase are not purchased, such unpurchased shares of Common Stock shall again be available for offering under the Plan.

7. NUMBER OF SHARES WHICH AN EMPLOYEE MAY PURCHASE

  The Corporation may grant to each participating employee, on a nondiscriminatory basis, an option to purchase such number of shares of Common Stock with respect to a given offering as shall have an aggregate purchase price not in excess of the lesser of (i) 20 percent of such employee's Compensation, plus the amount of interest paid on such employee's Purchase Savings Account as provided in Paragraph 8(c) or (ii) $50,000 or (iii) such lesser amount as the Committee may determine.

  Alternatively, the Corporation may grant to each participating employee, on a nondiscriminatory basis, an option to purchase a fixed or maximum number of shares of Common Stock provided that the aggregate purchase price must comply with the limitations set forth in the preceding sentence.

  Notwithstanding the foregoing provisions of this Plan, no employee may participate in an offering under the Plan (i) if such participation would permit the employee to purchase shares of Common Stock under all the employee stock purchase plans of the Corporation and any Participating Corporation qualified under Section 423 of the Code at a rate which exceeds $25,000 in fair market value of such shares (determined on the first date of the Offering Period or, if later, the date the option is granted) for each calendar year in which such employee participates in the Plan, or (ii) if such employee, immediately after his participation commences, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation or any Participating Corporation. For such purpose, the rules of
Section 424(d) of the Code, as amended, shall apply in determining the stock ownership of an employee, and stock which the employee may purchase pursuant to his participation in the Plan and under all other plans or options of the Corporation or any Participating Corporation shall be treated as stock owned by the employee.

8. TERMS AND CONDITIONS OF PARTICIPATION IN AN OFFERING UNDER THE PLAN

An eligible employee's participation in an offering under this Plan shall comply with and be subject to the following:

    (a) Purchase Price. The purchase price per share of Common Stock shall be determined by the Committee; provided, however, the purchase price may not be lower than the lesser of 85 percent of the Fair Market Value of the shares of Common Stock on the first date of the Offering Period or 85 percent of the Fair Market Value of the shares of Common Stock on the Purchase Date.

    (b) Purchase Savings Account. A participating employee shall authorize the withholding from his Compensation, throughout the Offering Period, of a dollar amount or percent of Compensation per pay period, the maximum of which is subject to the limits of Paragraph 7 or other lesser limitations set by the Committee. Withheld amounts will be deposited in the employee's Purchase Savings Account. The employee shall not be entitled to make any other deposits to his Purchase Savings Account, unless the Committee so determines, and then, only to the extent permitted by the Committee and subject to the applicable limitations contained in Paragraph 7 hereof.

    The employee may, at times and in the manner permitted by the Committee, elect to change the amounts to be withheld from his Compensation for deposit in his Purchase Savings Account for periods after such election has been received and approved by the Corporation provided such election complies with the limitations set forth in Paragraph 7.

    The employee may withdraw funds accumulated in his Purchase Savings Account at any time, except as the Committee may otherwise provide. The Bank reserves the right, as a condition of any Purchase Savings Account, to demand and receive thirty days' notice, in writing, as a condition of the withdrawal of any sum or sums whenever such requirement may be deemed advisable by the Bank, in its discretion.

    (c) Interest Payable on the Purchase Savings Account. The Bank shall pay interest on Purchase Savings Accounts on the same basis as then paid with respect to the Bank's customers' regular statement savings accounts, or on such other basis as the Committee from time to time deems appropriate. However, accrued interest, if any, for any partial interest period between the last normal interest posting date and the Purchase Date shall be paid on the Purchase Date.

    (d) Purchase of Shares

      (i) Purchase Directions. Subject to earlier purchase pursuant to Paragraph 8(d)(ii), 8(f) and 8(h) hereof, each employee shall specify on or before the Purchase Date whether he desires to purchase all, a portion or none of the shares of Common Stock which he is entitled to purchase as a result of his participation in the offering. Except as set forth in the next paragraph, if the employee fails to deliver the notification referred to in this paragraph, such failure shall be deemed an election by the employee to exercise his right to purchase on the Purchase Date all of the shares of Common Stock which he is entitled to purchase.

      On the Purchase Date, the Bank shall cause the funds, including interest, if any, then on deposit in the employee's Purchase Savings Account to be applied to the purchase price of the shares of Common Stock the employee elected to purchase. Any funds remaining in the Purchase Savings Account after such purchase will be paid to the employee and the Purchase Savings Account will be closed. However, except as may otherwise be provided by the Committee under Paragraph 8(d)(ii), if the Fair Market Value of one share of Common Stock on the Purchase Date is less than the purchase price for one share of Common Stock, the Corporation shall cause the funds, including interest, if any, then on deposit in his Purchase Savings Account to be paid to the employee and the Purchase Savings Account to be closed.

      (ii) The Committee may determine that the Corporation shall make an offering which shall have more than one Purchase Date and, in such case, the Committee shall establish the dates (each a "Purchase Date") on which purchases of shares of Common Stock can or will be made by participating employees during an Offering Period. The Committee shall set the terms, conditions and other procedures necessary for the proper administration of such Offering.

    (e) Termination of Participation by Employee. An employee who participates in an offering may at any time on or before the expiration of the Offering Period terminate participation by written notice of such termination on a form prescribed by the Committee and delivered to the Corporation. As soon as practicable thereafter, all funds, including interest, if any, then on deposit in his Purchase Savings Account will be paid to the employee and his Purchase Savings Account will be closed.

    (f) Termination of Employment. In the event that a participating employee's employment with the Corporation and/or a Participating Corporation terminates during the term of an Offering Period, his participation under the Plan shall terminate immediately and within a reasonable time thereafter all funds, including interest, if any, then on deposit in his Purchase Savings Account will be paid to the employee. However, if any termination of employment is for reasons of total and permanent disability or normal or early retirement or Rule of 65, all as defined by the Committee with respect to each offering, the employee shall have the right within three months from the date of his retirement or disability (unless the Offering Period shall first expire in which event such right may be exercised only on or prior to such expiration) to elect to purchase all or fewer than all of the shares of Common Stock which he is entitled to purchase or to receive the proceeds of his Purchase Savings Account in cash.

    If the employee dies while in the employment of the Corporation or a Participating Corporation during the term of an offering in which he is participating, his estate, personal representative, or beneficiary shall have the right, at any time within 12 months from the date of his death (unless the expiration of the Offering Period shall first occur in which event such right may be exercised only on or prior to such expiration), to elect to purchase all or fewer than all of the shares of Common Stock which the deceased employee would have otherwise been entitled to purchase or to receive the cash on deposit in the deceased employee's Purchase Savings Account.

    (g) Recapitalization. The aggregate number of shares of Common Stock which may be offered under the Plan, the number of shares of Common Stock which each employee is entitled to purchase as a result of his participation in an offering and the purchase price per share for each such offering shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such shares of Common Stock, effected without receipt of consideration by the Corporation; provided, however, that any fractional shares of Common Stock resulting from any such adjustment shall be eliminated.

    Subject to any required action by stockholders, if the Corporation shall be the surviving or resulting corporation in any merger or consolidation, excluding for this purpose a merger or consolidation which, or the approval of which by the stockholders of the Corporation, constitutes a Change of Control (and, thus, the consequences of which are otherwise provided for in Paragraph 8(h) hereof), any employee's rights to purchase stock pursuant to participation in an offering hereunder shall pertain to and apply to the shares of stock to which a holder of the number of shares of Common Stock subject to such rights would have been entitled; but a dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving or resulting corporation, excluding for this purpose a merger or consolidation which, or the approval of which by the stockholders of the Corporation, constitutes a Change of Control (and, thus, the consequences of which are otherwise provided for in Paragraph 8(h) hereof), shall cause all participation in any offering made under the Plan which is then in effect to terminate, except that the surviving or resulting corporation may, in its absolute and uncontrolled discretion, tender an offer to purchase its shares on terms and conditions both as to the number of shares and otherwise, which will substantially preserve the rights and benefits of employees participating in an offering then in effect under the Plan.

    In the event of a change in Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in par value thereof, or from par value to no par value, without increase in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

    (h) Change of Control. Anything in the Plan to the contrary notwithstanding, the date on which a "Change of Control" (as defined in the First Chicago NBD Stock Performance Plan or any successor thereto) occurs shall be considered to be a Purchase Date with respect to all Offering Periods under the Plan and each employee who is a participant in the Plan shall thereupon have the right to purchase all or fewer than all of the shares of Common Stock which he is entitled to purchase as a result of his participation in the offering with the funds, including interest, if any, then on deposit in his Purchase Savings Account or to be promptly paid in cash all funds, plus accrued interest through the date of payment, on deposit in his Purchase Savings Account.

    (i) Assignability. No Purchase Savings Account, or option to purchase shares of Common Stock hereunder shall be assignable, by pledge or otherwise, or transferable except by will or by the laws of descent and distribution; and no right of any employee to purchase stock pursuant to an offering made hereunder shall be subject to any obligation or liability of such employee or have a lien imposed upon it. During the lifetime of an employee, the shares of Common Stock which he is entitled to purchase under the Plan may be purchased only by the employee.

    (j) Restrictions on Transferability. If, at the time of the purchase of shares of Common Stock under the Plan, in the opinion of counsel for the Corporation, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the purchase or sale of securities, that the employee purchasing such shares shall agree not to purchase or dispose of such shares otherwise than in compliance with the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, the employee will, upon the request of the Corporation, execute and deliver to the Corporation an agreement to such effect.

    (k) Rights as Stockholder. An employee who is a participant hereunder shall have no rights as a stockholder with respect to shares of Common Stock which he is entitled to purchase under the Plan until the date of the issuance of the shares of Common Stock to the employee.

    (l) Miscellaneous

      (i) The Board may modify the terms and conditions of participation hereunder to comply with local laws and regulations in order to permit eligible employees employed outside the United States to receive the benefits under the Plan.

      (ii) The terms and conditions of participation under the Plan may include such other provisions as the Board shall deem advisable, including without limitation, provisions which may require participants to notify the Corporation promptly in writing if such participant disposes of stock acquired hereunder prior to the expiration of applicable holding periods under Section 423 of the Code.

      (iii) This document covers the terms and conditions of participation under the Plan for offerings commencing on or after January 1, 1996.

9. CONFORMANCE WITH TAX AND SECURITIES LAWS

  The Plan and all offerings under the Plan are intended to comply in all aspects with Section 423 of the Code (or its successor section) and Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time. Should any of the terms of the Plan or offerings be found not to be in conformity with the terms of Section 423 or Rule 16b-3, such terms shall be invalid and shall be omitted from the Plan or the offering but the remaining terms of the Plan shall not be affected. However, to the extent permitted by law, any, provisions which could be deemed invalid and omitted shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws (including Rule 16b-3) so as to foster the intent of this Plan.

10. AMENDMENTS

  The Board may alter, amend, suspend or discontinue the Plan or, at any time prior to a Change of Control (as defined in Paragraph 8(h)), alter or amend any and all terms of participation in an offering made thereunder.

However, if applicable securities, tax or other laws or rules or regulations promulgated thereunder require stockholder approval, then such amendment shall be subject to the requisite stockholder approval.

11. APPLICATION OF FUNDS

  The proceeds received by the Corporation from the sale of Common Stock under the Plan, except as otherwise provided herein, will be used for general corporate purposes.

12. NO OBLIGATION TO PURCHASE SHARES

  Participation under the Plan shall impose no obligation upon the employee to purchase any shares of Common Stock which are the subject of his participation.

13. WITHHOLDING

  Any amounts to be paid or shares of Common Stock to be delivered by the Corporation under the Plan shall be reduced to the extent permitted or required under applicable law by any sums required to be withheld by the Corporation or any Participating Corporation.

14. GOVERNING LAW

  This Plan and the terms and conditions of participation in the Plan, shall be construed in accordance with and governed by the laws of the State of Delaware except where such laws may be superseded by federal law.

15. REGULATORY AUTHORITIES

  Each and every obligation and undertaking of the Corporation hereunder is subject to the proviso that if at any time the Board determines that the listing, registration or qualification of the shares covered hereby or by an option issued hereunder upon any securities exchange or under any state or federal law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to or in connection with the grant or exercise of any option hereunder, such grant or exercise shall be deemed to be without effect hereunder until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

16. DESIGNATION OF BENEFICIARY

  Each employee may designate any person or entity as such employee's beneficiary who shall, in the event of employee's death, receive shares of Common Stock under the Plan or the funds in the employee's Purchase Savings Account. Each designation of a beneficiary by an employee will revoke all previous designations under the Plan made by that employee and will be effective only when filed in writing with the Board or the Committee during the employee's lifetime. If any employee fails to designate a beneficiary in the manner provided above, or if the beneficiary designated by an employee dies before the employee or before issuance of all shares of Common Stock due to the employee under the Plan is completed, the Board or the Committee shall distribute the employee's shares to the legal representative or representatives of the estate of the later to die of the employee or the employee's designated beneficiary.

17. LITIGATION BY EMPLOYEES OR OTHER PERSONS

  To the extent permitted by law, if a legal action begun against the Corporation, a Participating Corporation or any employee or director thereof, or the Committee or any member thereof, by or on behalf of any person results adversely to that person, or if a legal action arises because of conflicting claims to shares of Common Stock due an employee or beneficiary, the cost to the Corporation, a Participating Corporation or employee or director thereof, or the Committee or any member thereof, of defending the action will be charged to the extent possible to the shares of Common Stock or sums, if any, that were involved in the action or were payable to, or on account of, the employee or beneficiary concerned.

18. INDEMNIFICATION

  Any person who is or was a director, officer, or employee of the Corporation or a Participating Corporation and each member of the Committee shall be indemnified and saved harmless by the Corporation to the extent legally permissible from and against any and all liability or claim of liability to which such person may be subjected by reason of any act done or omitted to be done in good faith with respect to the administration of the Plan, including all expenses reasonably incurred in his defense in the event that the Corporation fails to provide such defense.

19. RIGHTS TO EMPLOYMENT

  Participation under the Plan shall not confer upon any employee any right with respect to continued employment by the Corporation or a Participating Corporation.

20. EXPENSES

  All expenses of administering the Plan shall be borne by the Corporation.

21. FACILITY OF PAYMENT

  Whenever the Committee considers that an employee or a beneficiary entitled to shares of Common Stock or proceeds under the Plan is under a legal disability or is incapacitated in any way so as to be unable to manage his or her financial affairs, the Committee may direct that such shares of Common Stock or proceeds be issued directly to such employee or beneficiary, to the legal guardian or conservator of such employee or beneficiary, to a relative of such employee or beneficiary to be expended by such relative for the benefit of such employee or beneficiary, to a custodian for such beneficiary under a Uniform Transfers or Gifts to Minors Act or comparable statute of any state, or expended for the benefit of such employee or beneficiary, as the Committee considers advisable.

                                                                      APPENDIX D

                         FIRST CHICAGO NBD CORPORATION
                    SENIOR MANAGEMENT ANNUAL INCENTIVE PLAN

1. PURPOSE

  The First Chicago NBD Corporation Senior Management Annual Incentive Plan is designed to (i) assist First Chicago NBD Corporation in attracting, retaining and motivating senior management employees, (ii) associate Participant's interests with those of the Corporation's stockholders and (iii) qualify annual incentive compensation paid to Participants who are "covered employees" as "other performance-based compensation" within the meaning of Section 162(m) of the Code or a successor provision.

2. DEFINITIONS

  Terms not otherwise defined herein shall have the following meanings:

    (a) "Board" means the Board of Directors of First Chicago NBD
  Corporation.

    (b) "Change of Control" means a change of control as defined in the First Chicago NBD Corporation Stock Performance Plan or any successor thereto.

    (c) "Code" means the Internal Revenue Code of 1986, as amended.

    (d) "Committee" means the committee appointed by the Board to administer the Plan as provided herein. Unless otherwise determined by the Board, the Organization, Compensation and Nominating Committee of the Board shall be the Committee.

    (e) "Corporation" means First Chicago NBD Corporation and its successors and assigns and any corporation which shall acquire substantially all of its assets. In addition, Corporation shall include any corporation or other entity, whether domestic or foreign, in which the Corporation has or obtains, directly or indirectly, a proprietary interest of at least 50% by reason of stock ownership or otherwise.

    (f) "Incentive Payment" means a payment under this Plan made in cash to a Participant, subject to Section 4 hereof.

    (g) "Incentive Period" means the calendar year, except to the extent the Committee determines otherwise.

    (h) "Participant" means an employee of the Corporation who is a member of senior management and is designated by the Committee as eligible to receive an Incentive Payment under the Plan for an Incentive Period.

    (i) "Performance Goals" mean (i) earnings per share, (ii) return on average equity, (iii) return on average assets, or (iv) any other objective performance goals as may be established by the Committee for an Incentive Period. Performance Goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee for an Incentive Period, including earnings, earnings growth, revenues, expenses, stock price, market share, charge-offs, loan loss reserves, reductions in non-performing assets, return on assets, return on equity or return on investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisition expenses including goodwill, unplanned stock offerings and strategic loan loss provisions. Such Performance Goals may be particular to a line of business, subsidiary or other unit or may be based on the performance of the Corporation generally. Such Performance Goals may cover such period as may be specified by the Committee.

    (j) "Plan" means the First Chicago NBD Corporation Senior Management Annual Incentive Plan.

3. ADMINISTRATION

  (a) The Plan shall be administered by the Committee. The Committee shall have authority to determine the terms of all Incentive Payments hereunder, including, without limitation, the Participants to whom, and the time or times at which, payments are made, the amount of a Participant's Incentive Payments, the Incentive Period to which each Incentive Payment shall relate, the actual dollar amount to be paid, and when the Incentive Payments shall be made (which payments may, without limitation, be made during or after an Incentive Period, on a deferred basis or in installments).

  (b) Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Committee pursuant to its authority under the Plan shall be conclusive and binding.

  (c) The Committee may, in its discretion, authorize the Chief Executive Officer of the Corporation to act on its behalf, except with respect to matters relating to such Chief Executive Officer or any executive vice president or above of the Corporation.

4. DETERMINATION OF PERFORMANCE GOALS AND INCENTIVE PAYMENTS

  (a) Prior to the completion of 25% of the Incentive Period or such earlier date as required under Section 162(m) of the Code, the Committee shall, in its sole discretion, for each such Incentive Period determine and establish in writing the following:

    (i) The Performance Goals applicable to the Incentive Period; and

    (ii) The performance/payout schedule detailing the total amount which may be available for payout to all Participants as Incentive Payments based upon the relative level of attainment of the Performance Goals.

  (b) After the end of each Incentive Period, the Committee shall:

    (i) Certify in writing, prior to the unconditional payment of any Incentive Payment, whether the Performance Goals for the Incentive Period were satisfied and to what extent they were satisfied;

    (ii) Determine the total amount available for Incentive Payments pursuant to the performance/payout schedule established in Section 4(a)(ii) above, which amount shall be based upon the extent to which the Performance Goals established by the Committee for the Incentive Period have been achieved;

    (iii) In its sole discretion, reduce the size of or eliminate the total amount available for payment for an Incentive Period; and

    (iv) In its sole discretion, determine the share, if any, of the available amount to be paid to each Participant as that Participant's Incentive Payment and authorize payment of such amount; except, however, in the case of a Participant who is at or above the level of vice chairman of First Chicago NBD Corporation, the Board shall approve (but only to the extent permitted under Section 162(m) of the Code and underlying regulations) the Committee's determination of such Participant's share before the Committee may authorize payment.

    (v) Anything in this Plan to the contrary notwithstanding, if the minimum Performance Goals established by the Committee for the Incentive Period under Section 4(a)(i) are attained and certified by the Committee in accordance with Section 4(b)(i), the Committee may award the maximum amount (or in its sole discretion any lesser amount) set forth in Section 4(f) as a Participant's Incentive Payment for the Incentive Period.

  (c) The Committee may authorize a conditional payment of a Participant's Incentive Payment prior to the end of an Incentive Period based upon the Committee's good faith determination of the projected size of (i) the total amount which will become available for payout as Incentive Payments for the Incentive Period pursuant to Section 4(b)(ii) above, and (ii) a Participant's Incentive Payment.

  (d) Unless otherwise determined by the Committee or required by applicable law, no payment pursuant to this Plan shall be made to a Participant unless the Participant is employed by the Corporation as of the date of payment.

  (e) Incentive Payments shall be subject to applicable federal, state and local withholding taxes and other applicable withholding in accordance with the Corporation's payroll practices as from time-to-time in effect.

  (f) The Incentive Payment for any Incentive Period for each Participant who is a "covered employee" under Section 162(m) of the Code and/or a member of the senior management committee (as designated by the Chief Executive Officer of the Corporation) shall in no event exceed $4,000,000.

5. TRANSFERABILITY

  Incentive Payments shall not be subject to the claims of creditors and may not be assigned, alienated, transferred or encumbered in any way by a Participant prior to the payment thereof.

6. TERMINATION OR AMENDMENT

  The Board may amend, modify or terminate the Plan in any respect at any time without the consent of Participants. Any such action of the Board may be taken without the approval of the Corporation's stockholders, but only to the extent that such stockholder approval is not required by applicable law or regulation, including specifically Section 162(m) of the Code.

7. CHANGE OF CONTROL

  Notwithstanding anything contained in this Plan, in the event of a Change of Control, the following provisions shall be applicable:

    (a) The Incentive Period will be deemed to have concluded on the date of the Change of Control and the total amount available pursuant to Section 4(b) will fund on a pro-rata basis (based upon the number of days in such Incentive Period elapsed through the date of Change of Control) assuming the Corporation had attained Performance Goals at a level generating funding at 200% of target funding; and

    (b) The Committee in its sole discretion will determine the share of the available amount payable to each Participant as that Participant's Incentive Payment (provided that in all events the entire available amount as calculated pursuant to Section 7(a) shall be paid to Participants as Incentive Payments) and payments shall be made to each Participant as soon thereafter as is practicable.

8. SAVINGS CLAUSE

  This Plan is intended to comply in all aspects with applicable law and regulation, including, with respect to those Participants who are "covered employees," Section 162(m) of the Code. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws (including Code Section 162(m)), so as to foster the intent of this Plan.

9. CONFER NO OTHER RIGHTS

  The establishment of the Plan shall not confer upon any Participant any legal or equitable right against the Corporation, except as expressly provided in the Plan.

10. NO RIGHT TO EMPLOYMENT

  The Plan, an Incentive Payment, or the designation of an employee as a Participant for an Incentive Period do not constitute an inducement or consideration for the employment of any Participant, nor is the Plan or any Incentive Payment a contract between the Corporation and any Participant. Participation in the Plan shall not give a Participant any right to be retained in the employ of the Corporation.

11. OTHER PLANS

  Nothing contained in this Plan shall prevent the Board or Committee from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may benefit Participants and may be either generally applicable or applicable only in specific cases.

12. GOVERNING LAW

  The Plan shall be governed, construed and administered in accordance with the laws of the State of Delaware except where such laws may be superseded by federal law.

13. EFFECTIVE DATE; TERM OF THE PLAN

  The Plan shall be effective as of January 1, 1996 subject to its approval by the stockholders of the Corporation at the annual meeting of stockholders to be held May 10, 1996, or any adjournment thereof. Unless sooner terminated by the Board pursuant to Section 6, to the extent necessary to ensure that Incentive Payments made to "covered employees" as defined under Section 162(m) of the Code may be deductible for federal income tax purposes, the Plan shall terminate as of the date of the first meeting of the Corporation's stockholders occurring during the year 2001, unless the term of the Plan is extended and reapproved at such stockholders' meeting. No additional Incentive Payments may be paid after termination of the Plan. Termination of the Plan shall not affect any Incentive Payments due and outstanding on the date of termination and such Incentive Payments shall continue to be subject to the terms of the Plan notwithstanding its termination.

- --------------------------------------------------------------------------------

+++++++++++++++++
+   P R O X Y   +
+++++++++++++++++
                         FIRST CHICAGO NBD CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS, MAY 10, 1996

     The undersigned hereby appoints Philip S. Jones and Timothy P. Moen, and each of them, as proxies, with full power of substitution, to represent the undersigned and to vote all shares of stock of First Chicago NBD Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on May 10, 1996, and any adjournments thereof, upon all matters that may properly come before the Meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of directors, FOR approval of the Director Stock Plan, FOR approval of the Stock Performance Plan including the performance goals for such plan, FOR approval of the Employee Stock Purchase and Savings Plan, FOR approval of the Senior Management Annual Incentive Plan including the performance goals for such plan, and FOR the ratification of the appointment of auditors.

     This card also provides instructions for any shares in the Corporation's dividend reinvestment and stock purchase plan.

     Your vote for the election of the Class I Directors may be indicated on the other side. The nominees are -- Fay, Fisher, McCormick, O'Connor, Ryan and Vitale.

     Please date and sign on the reverse side and return promptly in the enclosed business reply envelope.

     If you do not sign and return a proxy, or attend the meeting and vote by ballot, your shares cannot be voted.

                                                               --------------
                                                              | SEE REVERSE  |
                                                              |     SIDE     |
                                                               --------------
- --------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .


                     IMPORTANT: PLEASE VOTE AND SIGN YOUR
                 PROXY AND RETURN IT IN THE ENVELOPE PROVIDED


                         FIRST CHICAGO NBD CORPORATION


                        Annual Meeting of Stockholders
                                 May 10, 1996
                           9:30 A.M. (Chicago time)
                             First Chicago Center
                           One First National Plaza
                               Chicago, Illinois


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

[X] Please mark your                                                      6777
    votes as in this
    example.

  This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of directors and FOR proposals 2, 3, 4, 5 and 6.

- --------------------------------------------------------------------------------
   The Board of Directors recommends a vote FOR proposals 2, 3, 4, 5 and 6.
- --------------------------------------------------------------------------------

                  FOR  WITHHELD                            FOR  AGAINST  ABSTAIN
1. Election of    [_]    [_]     2. Approval of the        [_]    [_]      [_]
   Directors.                       Director Stock Plan.
   (see reverse)
                                 3. Approval of the Stock  [_]    [_]      [_]
Except vote withheld from the       Performance Plan
following nominee(s):               including the
                                    performance goals for
- --------------------------------    such plan.

                                FOR  AGAINST  ABSTAIN
4. Approval of the Employee     [_]    [_]      [_]
   Stock Purchase and
   Savings Plan.

5. Approval of the Senior       [_]    [_]      [_]
   Management Annual
   Incentive Plan including
   the performance goals for
   such plan.

6. Ratification of the          [_]    [_]      [_]
   appointment of Auditors.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

- -----------------------------------------------------------

- -----------------------------------------------------------
 SIGNATURE(S)                                 DATE

- --------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .


  The mission of First Chicago NBD Corporation is to be a world-class financial services company distinguished by strong customer relationships, quality products and excellent service.

Dividend Direct Deposit

  First Chicago NBD offers common stockholders the convenience of having dividends electronically deposited without charge into their checking, savings or money market account at most U.S. financial institutions. To obtain an enrollment card, contact First Chicago Trust Company of New York at
(800) 446-2617.

Dividend Reinvestment and Stock Purchase Plan

  Stockholders can increase their ownership in the Corporation without brokerage commissions or service fees through the Dividend Reinvestment and Stock Purchase Plan. For a prospectus and an enrollment card, contact First Chicago Trust Company of New York at (800) 446-2617.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                         FIRST CHICAGO NBD CORPORATION

          INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS, MAY 10, 1996

To: The First National Bank of Chicago, Trustee for the Savings Incentive Plan.

     The undersigned hereby instructs the Trustee to vote, in person or by proxy, the shares of Common Stock held by it and credited to my account in the Plan at the Annual Meeting of Stockholders of the Corporation to be held on May 10, 1996, and any adjournment thereof, upon all matters that may properly come before the Meeting. This instructions when properly executed will be voted in the manner directed herein by the undersigned Plan participant. If no direction is made, these instructions will be voted FOR the election of directors, FOR approval of the Director Stock Plan, FOR approval of the Stock Performance Plan including the performance goals for such plan, FOR approval of the Employee Stock Purchase and Savings Plan, FOR approval of the Senior Management Annual Incentive Plan including the performance goals for such plan, and FOR the ratification of the appointment of auditors.

     Your instructions for the election of the Class I Directors may be indicated on the other side. The nominees are -- Fay, Fisher, McCormick, O'Connor, Ryan and Vitale.

     Please date and sign on the reverse side and return promptly in the enclosed business reply envelope by May 6, 1996. The Trustee will vote stock for which it has not received timely voting instructions proportionately in the same manner as the Trustee votes the stock for which it has received such instructions.

                                                               --------------
                                                              | SEE REVERSE  |
                                                              |     SIDE     |
                                                               --------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

[X] Please mark your                                                      8867
    votes as in this
    example.

  These instructions, when properly executed, will be voted in the manner directed herein. If no direction is made, these instructions will be voted FOR the election of directors and FOR proposals 2, 3, 4, 5 and 6.

- --------------------------------------------------------------------------------
   The Board of Directors recommends a vote FOR proposals 2, 3, 4, 5 and 6.
- --------------------------------------------------------------------------------

                  FOR  WITHHELD                            FOR  AGAINST  ABSTAIN
1. Election of    [_]    [_]     2. Approval of the        [_]    [_]      [_]
   Directors.                       Director Stock Plan.
   (see reverse)
                                 3. Approval of the Stock  [_]    [_]      [_]
Except vote withheld from the       Performance Plan
following nominee(s):               including the
                                    performance goals for
- --------------------------------    such plan.

                                FOR  AGAINST  ABSTAIN
4. Approval of the Employee     [_]    [_]      [_]
   Stock Purchase and
   Savings Plan.

5. Approval of the Senior       [_]    [_]      [_]
   Management Annual
   Incentive Plan including
   the performance goals for
   such plan.

6. Ratification of the          [_]    [_]      [_]
   appointment of Auditors.

The signer hereby revokes all instructions heretofore given by the signer to vote at said meeting or any adjournments thereof.

Please sign exactly as name appears hereon.

- -----------------------------------------------------------

- -----------------------------------------------------------
 SIGNATURE(S)                                 DATE

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                         FIRST CHICAGO NBD CORPORATION

          INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS, MAY 10, 1996

To: NBD Bank, Trustee for the Employee's Savings and Investment Plan.

     The undersigned hereby instructs the Trustee to vote, in person or by proxy, the shares of Common Stock held by it and credited to my account in the Plan at the Annual Meeting of Stockholders of the Corporation to be held on May 10, 1996, and any adjournment thereof, upon all matters that may properly come before the Meeting. These instructions when properly executed will be voted in the manner directed herein by the undersigned Plan participant. If no direction is made, the Trustee shall exercise voting rights with respect to shares credited to the participant's account in the Trustee's discretion solely in the interest of the participant and his or her beneficiaries.

     Your instructions for the election of the Class I Directors may be indicated on the other side. The nominees are -- Fay, Fisher, McCormick, O'Connor, Ryan and Vitale.

     Please date and sign on the reverse side and return promptly in the enclosed business reply envelope by May 6, 1996.

                                                               --------------
                                                              | SEE REVERSE  |
                                                              |     SIDE     |
                                                               --------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

[X] Please mark your                                                      7501
    votes as in this
    example.

These instructions, when properly executed, will be voted in the manner directed herein.

- --------------------------------------------------------------------------------
   The Board of Directors recommends a vote FOR proposals 2, 3, 4, 5 and 6.
- --------------------------------------------------------------------------------

                  FOR  WITHHELD                            FOR  AGAINST  ABSTAIN
1. Election of    [_]    [_]     2. Approval of the        [_]    [_]      [_]
   Directors.                       Director Stock Plan.
   (see reverse)
                                 3. Approval of the Stock  [_]    [_]      [_]
Except vote withheld from the       Performance Plan
following nominee(s):               including the
                                    performance goals for
- --------------------------------    such plan.

                                FOR  AGAINST  ABSTAIN
4. Approval of the Employee     [_]    [_]      [_]
   Stock Purchase and
   Savings Plan.

5. Approval of the Senior       [_]    [_]      [_]
   Management Annual
   Incentive Plan including
   the performance goals for
   such plan.

6. Ratification of the          [_]    [_]      [_]
   appointment of Auditors.


SIGNATURE                                DATE
         --------------------------------    ------------

The signer hereby revokes all instructions heretofore given by the signer to vote at said meeting or any adjournments thereof. Please sign exactly as name appears hereon.

- --------------------------------------------------------------------------------